As filed with the Securities and Exchange Commission on April 30, 2012

File Nos. 033-12113

811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 228	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 298	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Brendan C. Fox, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 228 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 33-12113) (the “Amendment”) is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to register Class P shares of the PIMCO StocksPLUS® Long Duration Fund, an existing series of the Registrant. This Amendment does not affect the currently effective prospectuses and statement of additional information for other series and classes of the Trust’s shares not included herein.

April 30, 2012
PIMCO Funds Prospectus

Strategic Markets Fund	P
PIMCO StocksPLUS® Long Duration Fund	N/A

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Fund

Class P Shares

Purchases, Redemptions and Exchanges

How Fund Shares are Priced

Fund Distributions

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO StocksPLUS® Long Duration Fund

Investment Objective

The Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Class P
Management Fees	0.69%
Distribution and/or Service (12b-1) Fees	N/A
Total Annual Fund Operating Expenses	0.69%

Example. The Example is intended to help you compare the cost of investing in Class P shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Class P	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 339% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the "Indexes"), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund's net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC ("PIMCO") actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund's total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital Long-Term Government/Credit Index, as calculated by PIMCO, which as of March 31, 2012 was 14.19 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor's Depositary Receipts.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund measures its performance against two benchmarks. The Fund's primary benchmark is the S&P 500 Index. The Fund's secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund's investment strategy more accurately than the S&P 500 Index.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. The Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/ DailyPerformance and quarterly updates at http://investments. pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*(1)

*The year-to-date return as of June 30, 2011 is 9.73%. For the periods shown in the bar chart, the highest quarterly return was 24.82% in the Q3 2009, and the lowest quarterly return was -17.14% in the Q1 2009.

(1) The bar chart and the Average Annual Total Returns Chart show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. Class P shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class P shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect distribution costs applicable to Class P shares.

Average Annual Total Returns (for periods ended 12/31/10)

	1 Year	Fund Inception(08/31/07)
Institutional Class Return Before Taxes	27.60%	3.74%
Institutional Class Return After Taxes on Distributions(1)	14.83%	-0.54%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	20.15%	1.19%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	15.06%	-2.49%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index - 3 Month LIBOR (reflects no deductions for fees, expenses or taxes)	27.36%	2.29%

Lipper Specialty Diversified Equity Funds Average (reflects no deductions for taxes)	10.62%	1.17%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Stephen Rodosky. Mr. Rodosky is a Managing Director of PIMCO and he has managed the Fund since its inception in August 2007.

Purchase and Sale of Fund Shares

The minimum initial investment for Class P shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

You may sell (redeem) all or part of your Fund shares on any business day. Depending on the elections made on the Account Application Form, you may sell by:

■

Sending a written request by mail to:
PIMCO Funds at PIMCO Funds c/o BFDS Midwest
330 W. 9th Street, Kansas City, MO 64105

■

Calling us at 1-800-927-4648 and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 1-816-421-2861

■

Sending an email to pimcoteam@bfdsmidwest.com

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the intermediary for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund's portfolio as a whole are called "principal risks." The principal risks of the Fund are identified in the Fund Summary. The principal risks are described in this section. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Fund's portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund's shares.

Credit Risk

The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Fund that invests in such securities should be considered speculative.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, the Fund may seek to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund is not designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests.

If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

To the extent that the Fund invests in foreign (non-U.S.) securities, it may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent that the Fund invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), it may perform differently in response to such instability than the fund investing in a more limited range of emerging market securities. For example, the Fund focuses its investments in multiple asset classes of emerging market securities and may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Fund may not know the identity of trading counterparties, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund's investment returns, resulting in greater losses.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Short Sale Risk

The Fund's short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Fund's holdings.

Management of the Fund

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Fund. Subject to the supervision of the Board of Trustees of PIMCO Funds (the "Trust"), PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee. The Fund will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Fund): 0.69%.

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Advisory Fee. The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at the following annual rate (stated as a percentage of the average daily net assets of the Fund): 0.35%.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's Semi-Annual Report to shareholders for the first fiscal half-year ended September 30, 2011.

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Supervisory and Administrative Fee. The Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of the Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

The Fund will pay PIMCO monthly supervisory and administrative fees for the Class P shares at the annual rate (stated as a percentage of the average daily net assets attributable in the aggregate to that class): 0.34%.

Individual Portfolio Manager

The following individual has primary responsibility for managing the Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO StocksPLUS® Long Duration	Stephen Rodosky	8/07*	Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.
(*)	Inception of the Fund.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Fund.

Distributor

The Trust's Distributor is PIMCO Investments LLC ("Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC"). Please note all account requests should be mailed to the Trust's transfer agent and should not be mailed directly to the Distributor.

Classes P Shares

The Trust offers investors Class P shares of the Fund in this prospectus.

The Fund does not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Class P shares of the Fund offered in this prospectus.

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Arrangements with Service Agents—Class P Shares. Class P shares of the Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize PIMCO's investment advisory services or invest in the Fund or in other products sponsored by PIMCO and its affiliates.

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries ("service agents") for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: providing explanations and answering inquiries regarding the Fund and shareholder accounts; providing recordkeeping and other administrative services; acting as the shareholder of record and nominee for holders of Class P shares; maintaining records of and receiving, aggregating and processing shareholder purchases and redemptions; communicating periodically with shareholders; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; processing, collecting and posting distributions to shareholder accounts; assisting in the establishment and maintenance of shareholder accounts; capturing and processing tax data; providing sub-accounting services; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Fund and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or "shelf space" fees paid to such service agents. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

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Payments by PIMCO. From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Fund. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Fund. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Fund. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Fund with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Fund or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares — Class P Shares

Investors may purchase Class P shares of the Fund at the relevant net asset value ("NAV") of that class without a sales charge.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require the Fund to pay any type of administrative payment per participant account to any third party.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of Class P only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

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Investment Minimums. The minimum initial investment for shares of the Class P is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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Initial Investment. Investors may open an account by completing and signing an Account Application Form and sending a facsimile to 1-816-421-2861. The completed Account Application form may also be mailed to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. An Account Application Form may be obtained online at www.pimco.com/investments under Literature, or by calling 1-800-927-4648.

Except as described below, an investor may purchase Class P shares only by wiring federal funds to:

PIMCO Funds c/o State Street Bank & Trust Co.
225 Franklin St. Boston, MA 02110
ABA: 011000028
DDA: 9905-7432
ACCT: Your PIMCO Account Number
FFC: Name of Entity and Name of Fund(s) in which you wish to invest

Before wiring federal funds, the investor must provide trade instructions to the Trust by facsimile at 1-816-421-2861 or by telephone at 1-800-927-4648. In order to receive the current day's NAV, trade instructions must be received in good order prior to market close. Instructions must include the name of Authorized Person, account name, account number, name of Fund and share class, and amount being wired. Wires received without trade instructions will result in a processing delay or a return of wire. Failure to send the accompanying wire on the same day may result in the cancellation of the trade. An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

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Additional Investments. An investor may purchase additional Class P shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

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Other Purchase Information. Purchases of the Fund's Class P shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

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Retirement Plans. Class P shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Purchases In Kind

Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day's NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The Trust is "open for business" on each day the NYSE is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund reserves the right to close if the primary trading markets of the Fund's portfolio instruments are closed and the Fund's management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association ("SIFMA") recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders for the Fund will be accepted only on days on which the Fund is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the "NYSE Close"), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the intermediary. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person (as defined below).

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as "market timing." However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund's investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust's Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, to the extent that there is a delay between a change in the value of a mutual fund's portfolio holdings, and the time when that change is reflected in the NAV of the fund's shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Fund's portfolio securities. See "How Fund Shares Are Priced" below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of the Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record informa-
tion that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

(1)

Name;

(2)

Date of birth (for individuals);

(3)

Residential or business street address; and

(4)

Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver's license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual's identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares—Class P shares

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Redemptions in Writing. Investors may redeem (sell) Class P shares by sending a facsimile to 1-816-421-2861. A written request may also be mailed to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on Account Application form ("Authorized Person").

An investor that elects to utilize e-mail redemptions on the Account Application Form (or subsequently in writing) may request redemptions of shares by sending an email to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or email, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

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Redemptions by Telephone. An investor that elects this option on the Account Application Form (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, email or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

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Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Account Application Form.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust's procedures, as more fully described below. See "Signature Validation."

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation

When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Fund's signature validation requirements.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application Form to effect transactions for the organization.

Minimum Account Size

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

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Class P. The Trust reserves the right to redeem Class P shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 60 days to bring the value of its account up to at least $100,000.

Exchange Privilege

An investor may exchange each class of shares of the Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of the Fund for shares of the same class of a fund of PIMCO Equity Series. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

An investor may exchange Class P shares of the Fund by following the redemption procedure described above under "Redemptions in Writing" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648.

Shares of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, please contact the Trust at 1-800-927-4648. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.

How Fund Shares Are Priced

The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies, the Fund's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Fund's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotations are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Abusive Trading Practices."

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different than the per share NAV of another class of shares as a result of the daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Fund declares and distributes income dividends quarterly to shareholders of record.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund's dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application Form, by phone or by submitting a written request signed by an Authorized Person indicating the account number, name of the Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an "exempt-interest dividend."

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Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. Under current law (scheduled to expire after 2012), a portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

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Taxes on redemption or exchanges of shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of the Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of capital. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Any foreign shareholders would (with certain exceptions) generally be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Fund.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Fund described under "Fund Summary" and "Description of Principal Risks" above.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund's investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to the Fund. Accordingly, the performance of the Fund can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Investment Selection

The total return sought by the Fund consists of both income earned on the Fund's investments and capital appreciation, if any, arising from increases in the market value of the Fund's holdings. Capital appreciation of Fixed Income Instruments generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting investments for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other investment selection techniques. The proportion of the Fund's assets committed to investments with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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bank capital and trust preferred securities;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Fund, to the extent permitted under the 1940 Act, or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Fund may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Fund may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.

Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Fund may also invest, without limitation, in RIBs.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bank-
ruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market gen-
erally. Common stock generally has the greatest appreci-
ation and depreciation potential of all corporate securities.

The Fund may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country). The Fund's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or overthe- counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Fund may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Fund may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

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Foreign Currency Transactions. The Fund may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. The Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for
the Fund.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund's total assets, less all liabilities and indebtedness not represented by senior securities. The Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund's total assets.

Derivatives

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

CPI Swap. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the "realized" rate of inflation as measured by the Consumer Price Index for All Urban Consumers ("CPI") over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the "breakeven inflation" rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in "bullet" format, where all cash flows are exchanged at maturity. In addition to counterparty risk, CPI swaps are also subject to inflation risk, where the swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap.

The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Fund seeks to achieve its investment objective, in part, by investing in derivatives positions that are designed to closely track the performance of an index on a daily basis. However, the overall investment strategies of the Fund are not designed or expected to produce returns which replicate the performance of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index;
(v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes (ETNs)

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund's overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or "earmarked" to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued; delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security's price appreciates in value such that the security's price is above the agreed-upon price on the settlement date.

Investment in Other Investment Companies

The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.

The Fund may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund making a short sale (other than a "short sale against the box") must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner.  The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund's portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. Please see "Financial Highlights" in this prospectus for the portoflio turnover rate of the Fund.

Temporary Defensive Strategies

For temporary or defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Fund may purchase unrated securities (which are not rated by a rating agency). Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Class P shares of the Fund for the last five fiscal years or, if shorter, the period since the Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the Class P shares of the Fund had not commenced operations during the periods shown, the information below reflects financial results of Institutional Class shares of the Fund, which are offered in a separate prospectus. The performance shown below differs from that which would have been achieved by Class P shares of the Fund to the extent that Class P shares have different expenses than Class P shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust's Web site at www.pimco.com/investments.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
PIMCO StocksPLUS® Long Duration Fund
Institutional Class
04/01/2011 - 9/30/2011†	$7.01	$0.16	$(0.20)	$(0.04)	$(0.04)	$0.00	$0.00	$(0.04)	$6.93	(0.54)%	$461,565	0.59	%*	0.59	%*	0.59	%*	0.59	%*	4.36%		165	%**
03/31/2011	8.17	0.34	1.48	1.82	(0.77)	(2.21)	0.00	(2.98)	7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24		339	**
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00	(0.79)	8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24		417
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)	5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39		464
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66	*	272

†	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.25%.

Appendix A
Description of Securities Ratings

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch and comparable securities. They are considered predominately speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating assign-ed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pend-
ing receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. unsolicited:

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
 AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most indivi-
dual obligations of corporate issuers with IDRs in the 'B' rat-
ing category and below, and for most distressed or defaulted structured finance obligations rated "CCC" or below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services - Midwest, 330 W. 9th Street, 5th FLoor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-927-4648 or visit our Web site at www.PIMCO.com/investments.

PIMCO FUNDS 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may get free copies of any of these materials, request other information about the Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com/investments for additional information about the Fund, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-05028	PF0007I_043012

PIMCO Funds

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of 78 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to twelve classes of shares of each of its Funds.

Certain Funds’ Class A, B, C and R shares are offered through the Bond Funds Prospectus dated July 31, 2011, certain Funds’ Institutional Class, Class M, Class P, Administrative Class and Class D shares are offered through the Bond Funds Prospectus dated July 31, 2011, certain Funds’ Class A, B, C and R shares are offered through the Strategic Markets Funds Prospectus dated July 31, 2011, certain Funds’ Institutional Class, Class P, Administrative Class and Class D shares are offered through the Strategic Markets Funds Prospectus, dated July 31, 2011, PIMCO Credit Absolute Return Fund’s Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated August 16, 2011, PIMCO Credit Absolute Return Fund’s Class A, Class C and Class R shares are offered through a prospectus dated August 16, 2011, PIMCO Inflation Response Multi-Asset Fund’s Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated August 16, 2011, PIMCO Inflation Response Multi-Asset Fund’s Class A, Class C and Class R shares are offered through a prospectus dated August 16, 2011, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund’s Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated August 19, 2011, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund’s Class A, Class C and Class R shares are offered through a prospectus dated August 19, 2011, PIMCO International Fundamental IndexPLUS® TR Strategy Fund’s Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated August 19, 2011, PIMCO International Fundamental IndexPLUS® TR Strategy Fund’s Class A, Class C and Class R shares are offered through a prospectus dated August 19, 2011, PIMCO RealRetirement® 2045 Fund’s Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated January 30, 2012, PIMCO RealRetirement® 2045 Fund’s Class A, Class C and Class R shares are offered through a prospectus dated January 30, 2012 and PIMCO StocksPLUS® Long Duration Fund’s Class P shares are offered through a prospectus dated April 30, 2012, as supplemented from time to time (each a “Prospectus,” collectively the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO All Asset Fund	PAAIX	-	PALPX	PAALX	PASDX	PASAX	PASBX	PASCX	PATRX
PIMCO All Asset All Authority Fund	PAUIX	-	PAUPX	-	PAUDX	PAUAX	-	PAUCX	-
PIMCO California Intermediate Municipal Bond Fund	PCIMX	-	PCIPX	PCMMX	PCIDX	PCMBX	-	PCFCX	-
PIMCO California Short Duration Municipal Income Fund	PCDIX	-	PCDPX	-	PCDDX	PCDAX	-	PCSCX	-
PIMCO CommoditiesPLUS® Short Strategy Fund	PCPIX	-	PCSPX	-	PCSDX	PCCAX	-	PPSCX	-
PIMCO CommoditiesPLUS® Strategy Fund	PCLIX	-	PCLPX	-	PCLDX	PCLAX	-	PCPCX	PCPRX
PIMCO CommodityRealReturn Strategy Fund®	PCRIX	-	PCRPX	PCRRX	PCRDX	PCRAX	PCRBX	PCRCX	PCSRX
PIMCO Convertible Fund	PFCIX	-	PCVPX	PFCAX	PCVDX	PACNX	-	PCCNX	-
PIMCO Credit Absolute Return Fund	PCARX	-	PPCRX	-	PDCRX	PZCRX	-	PCCRX	PRCRX
PIMCO Diversified Income Fund	PDIIX	-	PDVPX	PDAAX	PDVDX	PDVAX	PDVBX	PDICX	-
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PEFIX	-	PEFPX	PEFAX	-	-	-	-	-
PIMCO Emerging Local Bond Fund	PELBX	-	PELPX	PEBLX	PLBDX	PELAX	-	PELCX	-
PIMCO Emerging Markets Bond Fund	PEBIX	-	PEMPX	PEBAX	PEMDX	PAEMX	PBEMX	PEBCX	-
PIMCO Emerging Markets Corporate Bond Fund	PEMIX	-	PMIPX	-	PECDX	PECZX	-	PECCX	-

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO Emerging Markets Currency Fund	PLMIX	-	PLMPX	PDEVX	PLMDX	PLMAX	-	PLMCX	-
PIMCO Extended Duration Fund	PEDIX	-	PEDPX	PEDAX	-	-	-	-	-
PIMCO Floating Income Fund	PFIIX	-	PFTPX	PFTAX	PFIDX	PFIAX	-	PFNCX
PIMCO Foreign Bond Fund (Unhedged)	PFUIX	-	PFUPX	PFUUX	PFBDX	PFUAX	-	PFRCX	-
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PFORX	-	PFBPX	PFRAX	PFODX	PFOAX	PFOBX	PFOCX	PFRRX
PIMCO Fundamental Advantage Total Return Strategy Fund	PFATX	-	PFAPX	-	PFSDX	PTFAX	-	PTRCX	-
PIMCO Fundamental IndexPLUS® TR Fund	PXTIX	-	PIXPX	PXTAX	PIXDX	PIXAX	-	PIXCX	-
PIMCO Global Advantage® Strategy Bond Fund	PSAIX	-	PGBPX	PGADX	PGSDX	PGSAX	-	PAFCX	PSBRX
PIMCO Global Bond Fund (Unhedged)	PIGLX	-	PGOPX	PADMX	PGBDX	-	-	-	-
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	PGBIX	-	PGNPX	PGDAX	-	PAIIX	PBIIX	PCIIX	-
PIMCO Global Multi-Asset Fund	PGAIX	-	PGAPX	PGAAX	PGMDX	PGMAX	-	PGMCX	PGMRX
PIMCO GNMA Fund	PDMIX	-	PPGNX	-	PGNDX	PAGNX	PBGNX	PCGNX	-
PIMCO Government Money Market Fund	-	PGFXX	PGPXX	PGMXX	PGDXX	AMAXX	-	AMGXX	PGRXX
PIMCO High Yield Fund	PHIYX	-	PHLPX	PHYAX	PHYDX	PHDAX	PHDBX	PHDCX	PHYRX
PIMCO High Yield Municipal Bond Fund	PHMIX	-	PYMPX	-	PYMDX	PYMAX	-	PYMCX	-
PIMCO High Yield Spectrum Fund	PHSIX	-	PHSPX	-	PHSDX	PHSAX	-	PHSCX	PSMRX
PIMCO Income Fund	PIMIX	-	PONPX	PIINX	PONDX	PONAX	-	PONCX	PONRX
PIMCO Inflation Response Multi-Asset Fund	PIRMX	-	PPRMX	-	PDRMX	PZRMX	-	PCRMX	PQRMX
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PTSIX	-	-	-	-	-	-	-	-
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PSKIX	-	PPLPX	PSKAX	PPUDX	PPUAX	-	PPUCX	-
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PISIX	-	PIUHX	-	PIPDX	PIPAX	PIPBX	PIPCX	-
PIMCO Investment Grade Corporate Bond Fund	PIGIX	-	PBDPX	PGCAX	PBDDX	PBDAX	-	PBDCX	-
PIMCO Long Duration Total Return Fund	PLRIX	-	PLRPX	-	-	-	-	-	-
PIMCO Long-Term Credit Fund	PTCIX	-	PLCPX	-	-	-	-	-	-
PIMCO Long-Term U.S. Government Fund	PGOVX	-	PLTPX	PLGBX	-	PFGAX	PFGBX	PFGCX	-
PIMCO Low Duration Fund	PTLDX	-	PLDPX	PLDAX	PLDDX	PTLAX	PTLBX	PTLCX	PLDRX
PIMCO Low Duration Fund II	PLDTX	-	PDRPX	PDFAX	-	-	-	-	-
PIMCO Low Duration Fund III	PLDIX	-	PLUPX	PDRAX	-	-	-	-	-
PIMCO Moderate Duration Fund	PMDRX	-	PMOPX	-	-	-	-	-	-
PIMCO Money Market Fund	PMIXX	-	PMFXX	PMAXX	-	PYAXX	PYCXX	PKCXX	-
PIMCO Mortgage-Backed Securities Fund	PTRIX	-	PMRPX	PMTAX	PTMDX	PMRAX	PMRBX	PMRCX	-
PIMCO Municipal Bond Fund	PFMIX	-	PMUPX	PMNAX	PMBDX	PMLAX	PMLBX	PMLCX	-

	Inst.	M	P	Admin.	D	A	B	C	R
PIMCO New York Municipal Bond Fund	PNYIX	-	PNYPX	-	PNYDX	PNYAX	-	PBFCX	-
PIMCO Real Income™ 2019 Fund	PRIFX	-	PICPX	PRCAX	PRLDX	PCIAX	-	PRLCX	-
PIMCO Real Income™ 2029 Fund	PRIIX	-	PRQCX	PINAX	PORDX	POIAX	-	PORCX	-
PIMCO Real Return Asset Fund	PRAIX	-	PRTPX	-	-	-	-	-	-
PIMCO Real Return Fund	PRRIX	-	PRLPX	PARRX	PRRDX	PRTNX	PRRBX	PRTCX	PRRRX
PIMCO RealEstateRealReturn Strategy Fund	PRRSX	-	PETPX	-	PETDX	PETAX	PETBX	PETCX	-
PIMCO RealRetirement® Income and Distribution Fund	PRIEX	-	PTPNX	PRNAX	PTNDX	PTNAX	-	PTNCX	PTNRX
PIMCO RealRetirement® 2015 Fund	PTNIX	-	PTNQX	PTNNX	PTNUX	PTNYX	-	PTNWX	PTNSX
PIMCO RealRetirement® 2020 Fund	PRWIX	-	PTYPX	PFNAX	PTYDX	PTYAX	-	PTYCX	PTYRX
PIMCO RealRetirement® 2025 Fund	PENTX	-	-	PENMX	PENDX	PENZX	-	PENWX	PENRX
PIMCO RealRetirement® 2030 Fund	PRLIX	-	PEHPX	PNLAX	PEHDX	PEHAX	-	PEHCX	PEHRX
PIMCO RealRetirement® 2035 Fund	PIVIX	-	-	PIVNX	PIVDX	PIVAX	-	PIVWX	PIVSX
PIMCO RealRetirement® 2040 Fund	PROIX	-	POFPX	PEOAX	POFDX	POFAX	-	POFCX	POFRX
PIMCO RealRetirement® 2045 Fund	PFZIX	-	PFZPX	PFZMX	PFZDX	PFZAX	-	PFZCX	PFZRX
PIMCO RealRetirement® 2050 Fund	PRMIX	-	PFYPX	POTAX	PFYDX	PFYAX	-	PFYCX	PFYRX
PIMCO Senior Floating Rate Fund	PSRIX	-	PSRPX	PSRMX	PSRDX	PSRZX	-	PSRWX	PSRRX
PIMCO Short Duration Municipal Income Fund	PSDIX	-	PSDPX	PSDMX	PSDDX	PSDAX	-	PSDCX	-
PIMCO Short-Term Fund	PTSHX	-	PTSPX	PSFAX	PSHDX	PSHAX	PTSBX	PFTCX	PTSRX
PIMCO Small Cap StocksPLUS® TR Fund	PSCSX	-	PCKPX	-	PCKDX	PCKAX	-	PCKCX	-
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PCFIX	-	-	-	-	-	-	-	-
PIMCO StocksPLUS® Fund	PSTKX	-	PSKPX	PPLAX	PSPDX	PSPAX	PSPBX	PSPCX	PSPRX
PIMCO StocksPLUS® Long Duration Fund	PSLDX	-	N/A	-	-	-	-	-	-
PIMCO StocksPLUS® Total Return Fund	PSPTX	-	PTOPX	-	PSTDX	PTOAX	PTOBX	PSOCX	-
PIMCO StocksPLUS® TR Short Strategy Fund	PSTIX	-	PSPLX	-	PSSDX	PSSAX	-	PSSCX	-
PIMCO Tax Managed Real Return Fund	PTMIX	-	PTMPX	-	PXMDX	PTXAX	-	PXMCX	-
PIMCO Total Return Fund	PTTRX	-	PTTPX	PTRAX	PTTDX	PTTAX	PTTBX	PTTCX	PTRRX
PIMCO Total Return Fund II	PMBIX	-	PMTPX	PRADX	-	-	-	-	-
PIMCO Total Return Fund III	PTSAX	-	PRAPX	PRFAX	-	-	-	-	-
PIMCO Total Return Fund IV	PTUIX	-	PTUPX	-	-	PTUZX	-	-	-
PIMCO Treasury Money Market Fund	-	PFMXX	PTPXX	PTAXX	PTDXX	-	-	-	PTRXX
PIMCO Unconstrained Bond Fund	PFIUX	-	PUCPX	-	PUBDX	PUBAX	-	PUBCX	PUBRX
PIMCO Unconstrained Tax Managed Bond Fund	PUTIX	-	PUTPX	-	ATMDX	ATMAX	-	ATMCX	-

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

A copy of the Prospectus and annual or semi-annual report for each Fund may be obtained free of charge at the telephone number and address listed below or by visiting http://investments.pimco.com/prospectuses.

PIMCO Funds

Regulatory Document Request

840 Newport Center Drive

Newport Beach, California 92660

Telephone: 1-866-746-2602

July 31, 2011 (as supplemented April 30, 2012)

i

ii

iii

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios, including:

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO CommoditiesPLUSTM Short Strategy Fund

PIMCO CommoditiesPLUSTM Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Emerging Markets Currency Fund

PIMCO Extended Duration Fund

PIMCO Floating Income Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS® TR Fund

PIMCO Glo bal Advantage Strategy Bond Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Bond Fund (Unhedged)

PIMCO GNMA Fund PIMCO Global Multi-Asset Fund

PIMCO Government Money Market Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Income Fund

PIMCO Inflation Response Multi-Asset Fund

PIMCO International Fundamental IndexPLUS® TR Strategy

Fund

PIMCO International StocksPLUS® TR Strategy Fund (U.S.

Dollar- Hedged)

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Real IncomeTM 2019 Fund

PIMCO Real IncomeTM 2029 Fund

PIMCO Real Return Asset Fund

PIMCO Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO RealRetirement® Income and Distribution Fund

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2045 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO Senior Floating Rate Fund

PIMCO Short Duration Muni cipal Income Fund

PIMCO Short-Term Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

PIMCO Tax Managed Real Return Fund

PIMCO Total Return Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Treasury Money Market Fund

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments, strategies and risks is set forth below.

The PIMCO All Asset and PIMCO All Asset All Authority Funds, which are separate Funds, invest substantially all of their assets in other Funds, except the PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045 and PIMCO RealRetirement® 2050 Funds (collectively, the “RealRetirement® Funds”), PIMCO Global-Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and each other, as well as in funds of PIMCO Equity Series, an affiliated open-end management investment company. The other Funds in which the PIMCO All Asset and PIMCO All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the PIMCO All Asset, PIMCO All Asset All Authority and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the PIMCO All Asset and PIMCO All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Since the PIMCO Funds of Funds invest substantially all or a significant portion of their assets in the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Please see “Investments in the Underlying PIMCO Funds” below for more information regarding potential risks to the Underlying PIMCO Funds.

The PIMCO Global Multi-Asset , PIMCO Inflation Response Multi-Asset Fund and RealRetirement® Funds may also invest in any Underlying PIMCO Funds except the PIMCO All Asset and PIMCO All Asset All Authority Funds and each other. However, the PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and RealRetirement® Funds may also invest in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CRRS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CRRS Subsidiary, the Fund is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CRRS Subsidiary.

The PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”). The GMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the GMA Subsidiary, the Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s GMA Subsidiary.

The PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPS Subsidiary”). The CPS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPS Subsidiary’s investments. The derivatives and other investments held by the CPS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPS Subsidiary.

The PIMCO CommoditiesPLUS® Short Strategy Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CPSS Subsidiary”). The CPSS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CPSS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CPSS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CPSS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CPSS Subsidiary, the Fund is indirectly exposed to the risks associated with the CPSS Subsidiary’s investments. The derivatives and other investments held by the CPSS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s CPSS Subsidiary.

The PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund VII, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “IRMA Subsidiary,” together with the CPSS Subsidiary, the CRRS Subsidiary, the GMA Subsidiary and the CPS Subsidiary, the “Subsidiaries”). The IRMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the IRMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and IRMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the IRMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the IRMA Subsidiary, the Fund is indirectly exposed to the risks associated with the IRMA Subsidiary’s investments. The derivatives and other investments held by the IRMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries” for a more detailed discussion of the Fund’s IRMA Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO New York Municipal Bond, and PIMCO Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the PIMCO New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter. In addition, each of the PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

The PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the PIMCO New York Municipal Bond Fund may concentrate its investments in New York Municipal Bonds and therefore will be exposed to New York state-specific risks. State-specific risks are discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York. Accordingly, such Funds, to the extent they invest more than 25% in California or New York, will be subject to the California and New York State state-specific risks discussed in the “Description of Principal Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds and the PIMCO Unconstrained Tax Managed Bond Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO California Short Duration Municipal Income, PIMCO Short Duration Municipal Income and PIMCO Unconstrained Tax Managed Bond Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Fund (except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax-exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

The Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Funds also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Recent downgrades of certain insurance companies have negatively impacted the price of certain insured Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in RIBs without limitation.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, recent events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income and PIMCO New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. Each Fund investing in California Municipal Bonds, and in particular the PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product in excess of $1 trillion, California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

The repayment of the ERBs are secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of May 1, 2011, California had outstanding approximately $79.9 billion in long-term general obligation bonds.

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, then California Governor Arnold Schwarzenegger declared a fiscal emergency and the fiscal year (“FY”) 2008-09 budget proposed, pursuant to the Governor’s authority under Proposition 58, to suspend the pre-payment of ERBs scheduled for FY 2008-09 and to sell the remaining $3.3 billion of authorized ERBs to rebuild 2008’s budget reserve. The California Legislature adopted the proposals in February 2008.

California, like the rest of the nation, has experienced a severe economic downturn. The outlook for the national economy is for tepid growth for 2011 and moderate growth in 2012 and 2013. Real GDP is projected to grow 2.2% in 2011, 2.9% in 2012 and 2.7% in 2013. After falling 0.5% in 2010, the nation’s non-farm payroll employment is forecast to grow 1.0% in 2011, 1.8% in 2012 and 1.9% in 2013. The outlook for the California economy is for moderate growth in 2011, followed by better-but sub-par-growth in 2012 and another step toward normal growth rates in 2013. Both the California and national economies continue to face weak consumer spending. Manufacturing is growing, but from a low level. With global economic conditions easing up, California exports began recovering in the fourth quarter of 2009. Exports during the first half of 2010 were up by more than 21% compared to the first half of 2009. Despite these improvements, both the California and national economies remain weak and it is difficult to gauge how long it will be before the economies fully recover.

The housing slump has been deeper in California than most states, and declining prices and increasing subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported substantial losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility has prompted lenders to tighten credit standards. Residential real estate markets stabilized in 2009 as home prices appreciated, inventories shrank, and the pace of sales stabilized at a sustainable rate. This however, yielded to mixed results in 2010, leaving the resiliency of the housing market recovery in question.

Employment data also reflects the difficult economy. Non-farm payroll employment in California is forecast to grow by 1.2 % in 2011, 1.8% in 2012 and 2.2% in 2013, as compared to falling by 1.2% in 2010. The State’s unemployment rate fell from 12.5% in December 2010 to 12.0% in March 2011. The State is forecast to recover the non-farm jobs lost during the recession in the third quarter of 2016. Personal income in California is projected to grow 3.8% in 2011, 4.0% in 2012 and 5.1% in 2013, as compared to falling by 2.4% in 2009 and the 5.1% average growth rate from 1989 to 2009. Taxable sales in California deteriorated dramatically in 2008, bottomed out early in 2009, and recovered modestly during the rest of 2009 and into 2010. Taxable sales during the first half of 2010 were up 4% from the first half of 2009, but were still down 17% from the peak reached in the first half of 2007.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. General Fund revenue collections for the FY 2010-11 are now expected to total $90.7 billion, $3.5 billion below the estimate at the time of the 2010 Budget Act. For FY 2011-2012, revenues without proposed policy changes or other solutions are expected to decrease to $83.5 billion, a 7.9% decrease from FY 2010-2011.

In 2010, California’s credit rating was revised by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”). As of July 15, 2011, California’s general obligation bonds were assigned ratings of A1, A-, and A- by Moody’s, S&P and Fitch, respectively. In April 2010, Moody’s raised the State’s credit rating to A1 from Baa1 and Fitch raised the State’s credit rating to A- from BBB. Each change represents a recalibration of certain public finance ratings by Moody’s and Fitch, respectively. In January 2010, S&P lowered the State’s credit rating to A- from A. The ratings agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

The Budget Act of 2010 was enacted in October 2010, a record 100 days after the constitutional deadline. In March 2011, the State projected a general fund budget deficit of $26.6 billion at the end of FY 2011-2012. This large deficit was due in large part to the ending of many temporary budget solutions, including the expiration of temporary tax measures adopted two years ago. In June 2011, the Budget Act of 2011 was enacted to close the projected budget deficit and achieve a small budget reserve for FY 2011-2012. The budget includes nearly $19 billion in budget solutions, including deep spending reductions, revenue increases and other solutions. The budget also relies on increased revenue collections of $8.3 billion due to recent improvements in the State’s revenue outlook. Finally, the budget includes the shift of some state programs to local entities to address the projected budget deficit.

While there continue to be signs that the economy is slowly improving, California continues to confront serious budgetary problems. In May 2011, the State budget shortfall is estimated at $9.6 billion for FY 2011-12. The Governor’s budget for FY 2011-2012 anticipated major tax proposals and the shift of some state programs to local entities to address the projected budget gap. As of June 2011, the FY 2011-2012 budget has not been enacted.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Funds investing in New York Municipal Bonds, and in particular the PIMCO New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York City and State agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

New York has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the southern and the western United States. Among the factors that may adversely affect the New York State economy are additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, and the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the possibility of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given FY, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets, as well as by shifts upward or downward in the State’s real estate market.

The State’s enacted budget for FY 2011-12 closed a projected budget gap of $10 billion. The current services budget gaps in future years were projected at $14.9 billion in FY 2013, $17.4 billion in FY 2014, and $20.9 billion in FY 2015, before the gap-closing actions approved by the Governor and Legislature. The State’s Division of Budget (“DOB”) estimates that the enacted budget gap-closing plan eliminates the services budget gap of $10 billion in FY 2012 and reduces the budget gaps to $2.4 billion in FY 2013, $2.8 billion in FY 2014, and $4.6 billion in FY 2015. The estimated budget gaps reflected, in part, the short-term impact of the recession on State tax receipts and economically-sensitive expenditure programs, the long-term growth in spending commitments, the expiration of the temporary personal income tax surcharge at the end of calendar year 2011, and the phase-out of the Federal stimulus funding for Medicaid, education, and other purposes.

The FY 2011-12 gap-closing actions authorizes actions to lower spending by approximately $8.5 billion in FY 2012 compared to the current-services forecast. The enacted budget for FY 2011-12 includes savings of $2.8 billion for School Aid; $2.7 billion for Medicaid; $1.5 billion for State agency operations; and $1.6 billion for a range of other programs and activities. In total, actions to reduce spending from current services projections comprise approximately 85% of the overall gap-closing actions. The gap-closing actions also anticipate $324 million in additional revenues associated with specific statutory changes, including modernizing the State’s tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the Abandoned Property Fund. The Legislature authorized certain tax modernization initiatives that are scheduled to sunset on December 31, 2012. Non-recurring actions are estimated by the DOB to total approximately $860 million in FY 2012. The actions are expected to be derived from contributions by the State’s public authorities, use of fund balances, and maintaining a consistent level of pay-as-you-go financing for eligible capital expenses.

The DOB expects that the New York economic recovery will proceed at a moderate pace through 2011. Contributing factors to the weak economy include, but are not limited to: (i) interest rate hikes and the potential for resulting financial market corrections and credit tightening; (ii) lower prices and transactions resulting from an excess supply of commercial real estate; and (iii) weak home prices, anemic wage growth and continued consumer focus on debt reduction resulting in weak growth in consumer spending.

The State projects State employment growth of 0.7% for 2011, on an average annual basis, following a decline of 0.1% for 2010. The State projects a 3.2% increase in wages for 2011, following growth of 4.0% in 2010. The State’s unemployment rate as of May 2011 was 7.9%, and the DOB expects the unemployment rate to average 9.3% in 2011.

Estimated total General Fund receipts are estimated at $57.0 billion for FY 2011-12, or $2.8 billion (5.1 percent) above FY 2010-2011 estimates. General Fund business tax receipts for FY 2011-12 are now projected to increase by $587 million, or 10.4 percent, from FY 2010-2011, to nearly $6.3 billion.

In February 2011, New York City Mayor Michael Bloomberg presented the City’s FY 2012 preliminary budget and an updated four year financial plan. The Mayor outlined a plan to close a $4.58 billion deficit for FY 2012 with no tax increases and without additional cuts in services. The plan relies on $5.2 billion in savings generated through nine rounds of deficit closing actions taken by City agencies, additional tax revenues that reflect the City’s continually improving economy and $600 million in actions taken at the state level. The preliminary budget outlined the steps required to compensate for a loss of $2.1 billion in State funding, returned to the City, as detailed in the proposed State Executive Budget, and for the estimated $2.4 billion deficit for FY 2012.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country. Capital bond proceeds are used for the construction and rehabilitation of these facilities. Bond proceeds are also used for financing shorter-lived capital items such as comprehensive computer systems.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2011 general debt-incurring power of $76.224 billion is projected to decline to $75.984 billion in FY 2012, and then rise to $76.42 billion in FY 2013, and $77.61 billion in FY 2014. The City’s general obligation debt outstanding was $39.23 billion at the beginning of FY 2011. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $49.88 billion at the beginning of FY 2011. This indebtedness is expected to grow to $60.07 billion by the beginning of FY 2014. The City was below its general debt limit by $26.34 billion on July 1, 2010 and is projected to have remaining debt-incurring capacity of $20.04 billion on July 1, 2011, $18.05 billion on July 1, 2012, and $17.55 billion on July 1, 2013.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and TSASC, Inc. (“TSASC”). Since its inception in 1997, the NYCTFA has issued over $17 billion of NYCTFA Personal Income Tax bonds and $2 billion of Recovery bonds through FY 2010. In July 2009, the State Legislature granted NYCTFA the authority to issue additional debt for general capital purposes. This additional borrowing above the initial $13.5 billion limit will be secured by personal income tax revenues and will be counted under the general debt limit. In addition to this capacity, the NYCTFA is authorized to issue up to $9.4 billion of Building Aid Revenue Bonds (BARBs) for education purposes. Approximately $4.25 billion of these bonds have been issued as of December 1, 2010. Debt service for these bonds is supported by State building aid revenues. TSASC has contributed a total of $1.3 billion to the City’s capital program but is unlikely to provide further support to the City’s capital program. The City’s debt has grown from $2,951 per capita in FY 1990 to $8,281 by FY 2010, an increase of 181 percent. Over the same period, the cumulative growth rate in debt per capita exceeded the rate of inflation by 103 percentage points and the growth rate of City tax revenues by 32 percentage points. The FY 2010 debt per capita is an increase of $547, or 7.1 percent, from FY 2009. Based on an analysis of financial statements released by other jurisdictions in FY 2009, New York City’s debt burden per capita exceeds the average of a sample of large U.S. cities by a margin of just more than two to one.

As of July 15, 2011, New York State’s general obligation bonds are rated AA, Aa2, and AA by S&P, Moody’s, and Fitch, respectively. In 2010, Moody’s changed the State’s credit rating to Aa2 from Aa3 and Fitch changed the State’s credit rating to AA from AA-. Each change represents a recalibration of certain public finance ratings by Moody’s and Fitch, respectively. As of July 15, 2011, New York City’s general obligation debt was rated Aa2 by Moody’s, AA by S&P and AA by Fitch. The City’s general obligation credit ratings were upgraded by all three agencies in 2007; and both Moody’s and Fitch increased the City’s general obligation credit rating in 2010. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Mortgage-Related Securities and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”). The PIMCO Senior Floating Rate Fund may invest up to 5% of its total assets in mortgage- or asset-backed securities.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds).

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: 1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and 3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. The Funds (except the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain Funds (in particular, the PIMCO RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) would be invested in such deposits, repurchase agreements with remaining maturities of more than seven days and other illiquid assets.

To the extent that the PIMCO Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations. Such adverse economic changes may include substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

The PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Short Duration Municipal Income, PIMCO Total Return II and PIMCO Treasury Money Market Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, as described in the “Investment Restrictions” section below, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Indebtedness, Loan Participations and Assignments

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested. The Funds may make investments in indebtedness and loan participations to achieve capital appreciation, rather than to seek income.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Trade Claims

The Funds may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “...expectations of default risk are currently low...capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, PIMCO has the authority to represent the Trust, or any Fund(s) thereof, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted and such Funds may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Treasury Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Equity Securities

While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in equity securities. While the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International Fundamental IndexPLUS® TR Strategy, PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO Small Cap StocksPLUS® TR, PIMCO Small Company Fundamental IndexPLUS® TR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® TR Short Strategy, and PIMCO StocksPLUS® Total Return Funds (together, for purposes of this section only, “Equity-Related Funds”) will normally utilize derivatives to gain exposure to equity securities, each of the Equity-Related Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Total Return Fund and PIMCO Total Return Fund IV may not purchase common stock, but this limitation does not prevent the Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.

With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Preferred Stock

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Depositary Receipts

Certain Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or over-the-counter and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.

Warrants to Purchase Securities

The Funds (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund (except the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) will not invest more than 5% of its net assets in warrants to purchase securities. The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The PIMCO Government Money Market and PIMCO Treasury Money Market Funds may not invest in securities of foreign issuers. Each other Fund (except for the following Funds: PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return and PIMCO Total Return II Funds) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers (except for the PIMCO Money Market Fund), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO GNMA, PIMCO Money Market and PIMCO Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

A Fund that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a “country of exposure” is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the “country of risk” of the issuer, (iv) the “country of risk” of the issuer’s ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

The PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset Fund, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045 and PIMCO RealRetirement® 2050 Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. The PIMCO Credit Absolute Return Fund may invest up to 70% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO Convertible, PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Extended Duration, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO High Yield, PIMCO International Fundamental IndexPLUS® TR Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Investment Grade Corporate Bond, PIMCO Long Duration Total Return, PIMCO Moderate Duration, PIMCO Small Cap StocksPLUS® TR, PIMCO Small Company Fundamental IndexPLUS® TR Strategy, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return and PIMCO StocksPLUS® TR Short Strategy Funds may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO High Yield Spectrum Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities, except for the PIMCO Income, PIMCO Money Market and PIMCO Short-Term Funds, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Short-Term Fund may invest up to 5% of its total assets in such securities and instruments and the PIMCO Income Fund may invest up to 20% of its total assets in such securities and instruments.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Funds invest a portion of their assets in a concentrated geographic area, the Funds will generally have more exposure to regional economic risks associated with that geographic area.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Fund (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Short Duration Municipal Income, PIMCO Tax Managed Real Return, PIMCO Total Return II and PIMCO Treasury Money Market Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Euro-related risks. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all recently experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (EMU) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally and it is also possible, that the euro could be abandoned in the future by countries that have already adopted its use.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The PIMCO Tax Managed Real Return Fund may invest up to 5% of its assets in non-U.S. dollar denominated securities of U.S. issuers.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Currency Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV has adopted a non-fundamental investment restriction under which the respective Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Total Return Fund IV).

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Funds (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO High Yield Municipal Bond, PIMCO GNMA, PIMCO Government Money Market, PIMCO Long-Term U.S. Government, PIMCO Low Duration II, PIMCO Money Market, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Short Duration Municipal Income, PIMCO Total Return II, PIMCO Total Return IV and PIMCO Treasury Money Market Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Treasury Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If a Fund writes a call option on a security or an index, it may “cover” its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund, or by maintaining with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the market value of the security or index underlying the option. A call option written by a Fund is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index written by a Fund is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option written by a Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Treasury Money Market Funds) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. The PIMCO Real Income™ 2019 and PIMCO Real Income™ 2029 Funds may invest in futures contracts on U.S. Treasury securities. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to its service as investment adviser to the Funds.

Limitations on Use of Futures and Futures Options. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by such Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Treasury Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Treasury Money Market Funds) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect until January 17, 2012. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. The clearinghouse(s) are funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire January 17, 2012. Recent legislative and regulatory developments will ultimately require the clearing and exchange-trading of most over-the-counter derivative instruments. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.

Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.

A Fund’s obligations under a recovery lock will be determined daily. In connection with recovery locks in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s obligations, on a marked-to-market basis. In connection with recovery locks in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the fixed payment amount of the recovery lock (minus any amounts owed to the Fund, if applicable). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.

Correlation Risk for Certain Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

In addition, in the case of Funds that use short derivatives positions in an attempt to produce returns which vary inversely with the performance of an index on a daily basis, such as the PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors.

Synthetic Equity Swaps. Certain Underlying PIMCO Funds may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Underlying PIMCO Fund will either pay or receive the net amount. The Underlying PIMCO Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using certain instruments. These risks may be particularly acute for those Funds, such as the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy and PIMCO CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, including capital and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Structured Products

The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except for the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Bank Capital Securities

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Trust Preferred Securities

The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV), determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds) may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases or sales are outstanding, the Fund will segregate or “earmark” until the settlement date assets (or cash equivalent securities in the case of the PIMCO Total Return Fund IV) determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in an amount sufficient to meet the Fund’s obligation. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Standby Commitment Agreements

The Funds and Underlying PIMCO Funds may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, a Fund or Underlying PIMCO Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Fund or Underlying PIMCO Fund receives this fee whether or not it is ultimately required to purchase the security.

There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. A Fund or Underlying PIMCO Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid securities. A Fund or Underlying PIMCO Fund will record the purchase of a standby commitment agreement, and will reflect the value of the security in the Fund’s or Underlying PIMCO Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.

Infrastructure Investments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

Each of the Funds (except for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds), particularly the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund and PIMCO StocksPLUS® TR Short Strategy Fund, may make short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds (except the PIMCO Total Return Fund IV) will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. The PIMCO Total Return Fund IV will limit short sales, including short exposures obtained using derivative instruments, to 10% of its total assets. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

144A Securities

In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A of the Securities Act of 1933. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market and are treated as liquid under procedures approved by the Board of Trustees. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (5% of “total assets,” as defined in Rule 2a- 7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with remaining maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than 144A securities and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund (except the PIMCO Real Income™ 2019, PIMCO Real Income™ 2029 and PIMCO Total Return IV Funds) may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to 102% or the market value (plus accrued interest) of the securities loaned or 105% of the market value (plus accrued interest) of the securities loaned if the borrowed securities are principally cleared and settled outside of the U.S.; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 331/3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid Fixed Income Instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Fund bears the risk of such investments.

Investments in Underlying PIMCO Funds

The PIMCO Funds of Funds invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investment Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. The PIMCO Funds of Funds and PIMCO have adopted asset reallocation guidelines, which are designed to minimize potentially disruptive purchases and redemption activities by the PIMCO Funds of Funds.

Social Investment Policies

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not, as a matter of nonfundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III will not, as a matter of non-fundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments where the counterparties to such transactions are themselves either Socially-Restricted Issuers or Sudan-Related Issuers (each a “SRI” and collectively “SRIs”). PIMCO’s determination of whether a counterparty is a SRI at any given time will be based upon PIMCO’s good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available. PIMCO anticipates that it will review all counterparties periodically to determine whether any qualify as a SRI at that time, but will not necessarily conduct such reviews at the time a Fund enters into a transaction. This could cause a Fund to enter into a transaction with a SRI counterparty. In such cases, upon the determination that a counterparty is a SRI, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of the applicable investment and may incur a loss in doing so. The PIMCO Low Duration Fund III and PIMCO Total Return Fund III will not invest in derivative instruments whose returns are based, in whole, on securities issued by SRIs. With respect to investments in derivative instruments that are based only in part on securities issued by SRIs, including, but not limited to, credit default swaps on an index of securities, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the PIMCO Low Duration Fund III or the PIMCO Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the PIMCO Low Duration Fund III and the PIMCO Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiaries

Investments in the Subsidiaries are expected to provide the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund and PIMCO Inflation Response Multi-Asset Fund, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The PIMCO CommoditiesPLUS® Strategy Fund is the sole shareholder of the CPS Subsidiary, and it is not currently expected that shares of the CPS Subsidiary will be sold or offered to other investors. The PIMCO CommoditiesPLUS® Short Strategy Fund is the sole shareholder of the CPSS Subsidiary, and it is not currently expected that shares of the CPSS Subsidiary will be sold or offered to other investors. The PIMCO CommodityRealReturn Strategy Fund® is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The PIMCO Global Multi-Asset Fund is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors. The PIMCO Inflation Response Multi-Asset Fund is the sole shareholder of the IRMA Subsidiary, and it is not currently expected that shares of the IRMA Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund and PIMCO Inflation Response Multi-Asset Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Fund’s investment in its Subsidiary will likely increase. The Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn StrategyFund®, PIMCO Global Multi-Asset Fund and/or PIMCO Inflation Response Multi-Asset Fund invest in their respective Subsidiaries, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Funds and their shareholders.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Temporary Investment

If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of a Fund’s assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. As discussed in this Statement of Additional Information, a Fund may also invest in affiliated money market and/or short-term bond funds for temporary cash management purposes.

Increasing Government Debt

The total public debt of the United States as a percent of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Current governmental agencies project that the United States will continue to maintain high debt levels even after the end of the downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

Inflation and Deflation

The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases in the present value a Fund’s assets. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces and more developed markets are better able to use monetary policy to normalize markets.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment objective, except for the PIMCO All Asset All Authority, PIMCO California Short Duration Municipal Income, PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO Credit Absolute Return, PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency, PIMCO Extended Duration, PIMCO Floating Income, PIMCO Foreign Bond (Unhedged), PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Income, PIMCO Inflation Response Multi-Asset, PIMCO International Fundamental IndexPLUS® TR Strategy, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO Long-Term Credit, PIMCO Long Duration Total Return, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045, PIMCO RealRetirement® 2050, PIMCO Small Cap StocksPLUS® TR, PIMCO Small Company Fundamental IndexPLUS® TR Strategy, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® TR Short Strategy, PIMCO Tax Managed, PIMCO Real Return, PIMCO Senior Floating Rate, PIMCO Total Return IV, PIMCO Treasury Money Market, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds, as set forth in the Prospectuses under the heading “Investment Objective,” together with the investment restrictions set forth below, is a fundamental policy of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

1.

A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the PIMCO Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks).

2.

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (Unhedged), PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO Global Multi-Asset, PIMCO High Yield Municipal Bond, PIMCO Income, PIMCO Inflation Response Multi-Asset Fund, PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO International

StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2050, PIMCO Real Return, PIMCO Real Return Asset, PIMCO StocksPLUS® TR Short Strategy and PIMCO Tax Managed Real Return Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

3.

A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

4.

A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (This investment restriction is not applicable to the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy and PIMCO Inflation Response Multi-Asset Funds). This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the PIMCO Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “6”).

5.

A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6.	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7.

A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

8.

Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

9.

The PIMCO High Yield Municipal Bond, PIMCO Municipal Bond and PIMCO Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

10.

The PIMCO California Intermediate Municipal Bond and PIMCO California Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

11.

The PIMCO New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

1.

A Fund may not invest more than 15% of its net assets (5% of “total assets,” as defined in Rule 2a-7 under the 1940 Act, in the case of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements with remaining maturities of more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain other securities and instruments PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

2.

A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

3.

Each Fund (except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities. The 5% limitation described in this restriction is considered an Elective Investment Restriction (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

4.

The PIMCO Global Bond Fund (U.S. Dollar-Hedged) may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

5.

A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

6.	The PIMCO Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

1.	The PIMCO GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

2.	The PIMCO Mortgage-Backed Securities Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

3.	The PIMCO Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

4.	Each of the PIMCO High Yield and PIMCO High Yield Spectrum Funds will invest, under normal circumstances, at least 80% of its assets in high yield investments.

5.	The PIMCO Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

6.	Each of the PIMCO Global Bond (Unhedged) and PIMCO Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

7.	Each of the PIMCO Foreign Bond (Unhedged) and PIMCO Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

8.	The PIMCO Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

9.	The PIMCO Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

10.	The PIMCO Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

11.

The PIMCO Emerging Markets Currency Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries.

12.

The PIMCO Emerging Local Bond Fund will invest under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets.

13.	Each of the PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

14.	The PIMCO Global Advantage® Strategy Bond Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

15.	The PIMCO Government Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

16.	The PIMCO Treasury Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Treasury securities.

17.	Each of the PIMCO Credit Absolute Return and PIMCO Long-Term Credit Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments investments.

18.

The PIMCO Emerging Markets Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments that are economically tied to emerging market countries.

19.

The PIMCO Senior Floating Rate Fund will invest, under normal circumstances, at least 80% of its assets in senior debt investments that effectively enable the Fund to achieve a floating rate of income.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of these policies, the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the PIMCO Convertible Fund, PIMCO Diversified Income Fund, PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Floating Income Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged), PIMCO Global Multi-Asset Fund, PIMCO Income Fund, PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO RealRetirement® Income and Distribution Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund and PIMCO RealRetirement® 2050 Fund, will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Each of the PIMCO Unconstrained Bond Fund and PIMCO Unconstrained Tax Managed Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The PIMCO Inflation Response Multi-Asset Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 25% of its total assets. The PIMCO Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. With respect to the fixed income investments of the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), each Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The PIMCO High Yield Spectrum Fund will normally limit its currency exposure to within 10% (plus or minus) of the Fund’s benchmark index. The PIMCO Senior Floating Rate Fund will normally limit its currency exposure to within 5% (plus or minus) of the Fund’s benchmark index. There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the PIMCO Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of purchased OTC options currently outstanding which are held by the Fund and 2) the market value of the underlying securities (including any collateral posted by the Fund) covering OTC options currently outstanding which were sold by the Fund, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Board of Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions the Fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the RealRetirement® Funds, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Trust’s policy on concentration.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy and PIMCO Inflation Response Multi-Asset Fund Fund to make direct investments in commodities.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in this “Investment Restrictions” section or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action.

Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Leadership Structure and Risk Oversight Function

The Board is currently composed of seven Trustees, five of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Brent R. Harris, a Managing Director and member of the Executive Committee of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established three standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Committee and a Governance Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. The Board does not have a lead Independent Trustee; however, the Chairs of the Audit Committee and Governance Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board Meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings. The Board believes that, as Chairman, Mr. Harris provides skilled executive leadership to the Trust and performs an essential liaison function between the Trust and PIMCO, its investment adviser. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Qualifications of the Trustees

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	151	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	147	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	151	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	151	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	147	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles); Formerly, Director, PCM Fund, Inc.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	147	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	147	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

(1)	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

(†)	Trustees serve until their successors are duly elected and qualified.

(*)	The information for the individuals listed is as of December 31, 2010.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. With the exception of Messrs. Hodge and Parker, each Trustee has significant experience as a Trustee of the Trust and has served for several years as a Trustee for other funds in the same fund complex as the Trust. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Harris’s position as a Managing Director of PIMCO and a Member of its Executive Committee give him valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Mr. Hodge’s position as Chief Operating Officer and a Managing Director of PIMCO, as well as a Member of the Global Executive Committee of Allianz Global Investors give him valuable financial and operational experience with the day-to-day management of the Trust and PIMCO, its adviser, which enable him to provide essential management input to the Board.

Mr. Cannon has experience as the proprietor of a private equity investment firm and as president of a nonprofit entity. His qualifications also include past participation on the board of PIMCO Funds Multi-Manager Series (now known as Allianz Funds). Mr. Cannon also has prior experience as a board member of a public company.

Mr. Curtis has experience in the areas of financial reporting and accounting, including prior experience as President and Chief Executive Officer of a New York Stock Exchange listed company and as a board member and audit committee chair of several REITs. He also served as Dean of the School of Economics and Business at Chapman University.

Mr. Hagan has experience in the areas of financial reporting and accounting, including past experience as Chairman and CEO of a New York Stock Exchange listed company. He also has experience as a board member and audit committee chairman of a public company.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation.

Mr. Popejoy has prior management experience as the director of a government agency and as the Chief Executive Officer of Orange County, California. He also has experience as a board member of public companies.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly, Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Formerly, Vice President and Manager, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

(*)The information for the individuals listed is as of December 31, 2010.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust, as of December 31, 2010.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

Interested Trustees
Brent R. Harris	PIMCO All Asset Fund	Over $100,000	Over $100,000

	PIMCO All Asset All Authority Fund	Over $100,000

	PIMCO CommoditiesPLUS® Short Strategy	Over $100,000

	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Over $100,000

	PIMCO Fundamental Advantage Total Return Strategy Fund	Over $100,000

	PIMCO GNMA Fund	Over $100,000

	PIMCO Government Money Market Fund	Over $100,000

	PIMCO High Yield Fund	$1 - $10,000

	PIMCO Low Duration Fund II	Over $100,000

	PIMCO Money Market Fund	Over $100,000

	PIMCO Real Return Fund	Over $100,000

	PIMCO StocksPLUS® TR Short Strategy Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Douglas M. Hodge			Over $100,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

	PIMCO All Asset Fund	Over $100,000

	PIMCO Emerging Markets Bond Fund	$10,001 - $50,000

	PIMCO CommodityRealReturn Strategy Fund®	Over $100,000

	PIMCO Emerging Local Bond Fund	Over $100,000

	PIMCO Government Money Market Fund	Over $100,000

	PIMCO High Yield Fund	Over $100,000

	PIMCO Mortgage-Backed Securities Fund	$0 - $10,000

	PIMCO Real Return Fund	Over $100,000

	PIMCO StocksPLUS® Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Independent Trustees

E. Philip Cannon	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000

	PIMCO Emerging Local Bond Fund	Over $100,000

	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Over $100,000

	PIMCO RealRetirement® 2020 Fund	Over $100,000

	PIMCO StocksPLUS® TR Short Strategy Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Vern O. Curtis	PIMCO Global Advantage® Strategy Bond Fund	Over $100,000	Over $100,000

	PIMCO Global Bond Fund (Unhedged)	Over $100,000

	PIMCO Short-Term Fund	$50,001 - $100,000

	PIMCO Real Return Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies

J. Michael Hagan	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000

	PIMCO Global-Multi-Asset Fund	$50,001 - $100,000

	PIMCO Real Return Asset Fund	$50,001 - $100,000

	PIMCO Total Return Fund	$50,001 - $100,000

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$10,001-$50,000

Ronald C. Parker	PIMCO All Asset All Authority Fund	Over $100,000	Over $100,000

	PIMCO Global-Multi-Asset Fund	Over $100,000

	PIMCO Total Return Fund	Over $100,000

William J. Popejoy	PIMCO Short Duration Municipal Income Fund	Over $100,000	Over $100,000

The table below sets forth, to the best of the Trust’s knowledge, the approximate percentage of applicable classes of Funds owned by the Trust’s Officers and Trustees, as a group, as of July 15, 2011.

Fund	Class	Percent

PIMCO CommoditiesPLUS® Short Strategy Fund	Institutional	38.33%

PIMCO RealRetirement 2020® Fund	A	11.05%

PIMCO RealRetirement 2040® Fund	Institutional	9.58%

To the best of the Trust’s knowledge, as of July 15, 2011, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund not listed in the above table.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2010.

Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

E. Philip Cannon	None	None	None	None	None

Vern O. Curtis	None	None	None	None	None

J. Michael Hagan	None	None	None	None	None

Ronald C. Parker	None	None	None	None	None

William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

With respect to the persons listed in the bullet points above, no independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:

1.	Payments for property or services to or from any such person;

2.	Provision of legal services to any such person;

3.	Provision of investment banking services to any such person; and

4.	Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan (Chair), Parker and Popejoy). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2011, there were 4 meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Hodge, Hardaway, and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2011, there were 12 meetings of the Valuation Committee.

The Trust also has a Governance Committee, which is composed of all of the Trustees and which is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. Only members of the Committee that are Independent Trustees (Messrs. Cannon, Curtis, Hagan, Parker and Popejoy (Chair)) vote on the nomination of Independent Trustee candidates.

The Governance Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.

Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended March 31, 2011, there was 1 meeting of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2011.

Name and Position	Aggregate Compensation from Trust[1,2]	Total Compensation from Trust and Fund Complex Paid to Trustees[3]

E. Philip Cannon, Trustee	$176,000	$303,500

Vern O. Curtis, Trustee	176,000	308,250

J. Michael Hagan, Trustee	214,500	279,250

Ronald C. Parker, Trustee	176,000	251,250

William J. Popejoy, Trustee	177,500	253,250

(1)

For their services to the Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500. Effective January 1, 2011, for their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

(2)

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust's fiscal year ended March 31, 2011. Mr. Cannon did not receive any deferred compensation from the Trust during the fiscal year ended March 31, 2011. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon from the Trust, as of the Trust's fiscal year ended March 31, 2011, is $1,189,168.87.

(3)

During the one-year period ending March 31, 2011, each Trustee also served as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company, and as a Trustee of PIMCO ETF Trust, a registered open-end management investment company.

For their services to the PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500. Effective January 1, 2011, for their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $500 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and each other committee chair receives an additional annual retainer of $500.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $20,000, plus $3,000 for each Board of Trustees meeting attended in person, $250 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $4,000 and each other committee chair received an additional annual retainer of $500. Effective January 1, 2011, for their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $30,000, plus $3,500 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $4,000 and each other committee chair receives an additional annual retainer of $500.

For their services to PIMCO Equity Series, Messrs. Cannon and Curtis received an annual retainer of $60,000 (pro-rated), plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $7,500 (pro-rated) and each other committee chair received an additional annual retainer of $750 (pro-rated). Trustee compensation for the Trust’s first fiscal year, ending June 30, 2010, was pro-rated to March 30, 2010, the date the Trustees accepted their appointment to the Board.

For their services to PIMCO Equity Series VIT, Messrs. Cannon and Curtis received an annual retainer of $10,000 (pro-rated), plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 (pro-rated) and each other committee chair received an additional annual retainer of $250 (pro-rated). Trustee compensation for the Trust’s first fiscal year, ending December 31, 2010, was pro-rated to March 30, 2010, the date the Trustees accepted their appointment to the Board.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $ 1.77 trillion of assets under management as of March 31, 2012.

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”), as sub-adviser to the PIMCO Fundamental Advantage Total Return Strategy and PIMCO Fundamental IndexPLUS®TR Funds pursuant to a sub-advisory agreement (“RAFI® Sub-Advisory Agreement”), as sub-adviser to the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund pursuant to a separate sub-advisory agreement (“EM Sub-Advisory Agreement”), and as sub-adviser to the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds pursuant to a separate sub-advisory agreement (“IF/SCF Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2010, the Allianz Group (including PIMCO) had third-party assets under management of over €1.164 trillion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 9.3% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Commerzbank AG may be considered to be affiliated persons of PIMCO and/or the Distributor. (Broker-dealer affiliates of such significant institutional shareholders, if any, are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and the Funds’ ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Funds’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreements

The Funds pay for the advisory and supervisory and administrative services they require under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the PIMCO CommoditiesPLUS® Strategy Fund may pursue its investment objective by investing in the CPS Subsidiary, the PIMCO CommoditiesPLUS® Short Strategy Fund may pursue its investment objective by investing in the CPSS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary and the PIMCO Inflation Response Multi-Asset Fund may pursue its investment objective by investing in the IRMA Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CPSS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CPSS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the IRMA Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the IRMA Subsidiary.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the PIMCO CommoditiesPLUS® Strategy Fund, PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommodityRealReturn Strategy Fund®, PIMCO Global Multi-Asset Fund and/or PIMCO Inflation Response Multi-Asset Fund, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Funds indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Funds invest. Research Affiliates is not compensated directly by the PIMCO All Asset Fund or PIMCO All Asset All Authority Fund, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the PIMCO All Asset and PIMCO All Asset All Authority Funds in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the PIMCO All Asset Fund and the PIMCO All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-adviser of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS® Fund and PIMCO Fundamental IndexPLUS® TR Fund pursuant to the RAFI® Sub-Advisory Agreement. Under the RAFI® Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI®1000 derivatives. More specifically, Research Affiliates will provide to the Funds’ swap counterparties model portfolios of Enhanced RAFI®1000 securities so that the counterparties can provide total return swaps based on Enhanced RAFI®1000 to the Funds. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO. If any investment company that is sponsored by PIMCO and sub-advised by Research Affiliates, including, without limitation, the PIMCO Funds of Funds (each a “PIMCO Sponsored Fund”), invests in either the PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® or PIMCO Fundamental IndexPLUS® TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund pursuant to the EM Sub-Advisory Agreement. Under the EM Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund’s use of Enhanced RAFI® Emerging Markets Fundamental Index® derivatives. More specifically, Research Affiliates will provide to the Fund’s swap counterparties model portfolios of Enhanced RAFI® Emerging Markets securities so that the counterparties can provide total return swaps based on the Enhanced RAFI® Emerging Markets Fundamental Index® to the Fund. Research Affiliates is not compensated directly by the Fund, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the EM Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affliates to provide sub-advisory services to the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds pursuant to the IF/SCF Sub-Advisory Agreement. Under the IF/SCF Sub-Advisory Agreement, Research Affliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives and Enhanced RAFI® Small Company Fundamental Index derivatives. More specifically, Research Affliates will provide to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund’s swap counterparties model portfolios reflecting the composition of the Enhanced RAFI® Developed ex-U.S. Fundamental Index, and provide to the PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund’s swap counterparties model portfolios reflecting the composition of the Enhanced RAFI® Small Company Fundamental Index, so that the counterparties can provide total return swaps based on those indexes to the Funds. Research Affliates is not compensated directly by the Funds, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the PIMCO International Fundamental IndexPLUS® TR Strategy Fund or the PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, Research Affliates will waive any fee to which it would be entitled under the IF/SCF Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

Under the terms of the RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement and IF/SCF Sub-Advisory Agreement, Research Affliates is obligated to provide advice to the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds, as applicable, in accordance with applicable laws and regulations. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement and IF/SCF Sub-Advisory Agreement will continue in effect with respect to the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds, as applicable, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement and IF/SCF Sub-Advisory Agreement may be terminated, without penalty, with respect to the applicable Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affliates upon 60 days’ written notice. The RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement and IF/SCF Sub-Advisory Agreement will each terminate automatically in the event of its assignment.

In rendering investment advisory services to the Trust, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Advisers Act (the “PIMCO Overseas Affiliates”) to provide portfolio management, research and trading services to the Trust. Under the Memorandums of Understanding (“MOUs”), each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the Trust are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.12%
PIMCO All Asset Fund	0.175%
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.18%
PIMCO Real Income™ 2019 and PIMCO Real Income™ 2029 Funds	0.19%
PIMCO All Asset All Authority and PIMCO Municipal Bond Funds	0.20%
PIMCO California Intermediate Municipal Bond, PIMCO Long-Term U.S. Government and PIMCO New York Municipal Bond Funds	0.225%
PIMCO Floating Income, PIMCO High Yield Municipal Bond, PIMCO High Yield Spectrum, PIMCO Long-Term Credit and PIMCO Real Return Asset Funds	0.30%
PIMCO StocksPLUS® Long Duration Fund	0.35%
PIMCO International StocksPLUS® TR Strategy (Unhedged), PIMCO StocksPLUS® Total Return and PIMCO StocksPLUS® TR Short	0.39%

Strategy*, Funds
PIMCO Convertible, PIMCO Global Advantage® Strategy Bond and PIMCO Unconstrained Tax Managed Bond Funds	0.40%
PIMCO Small Cap StocksPLUS® TR Fund	0.44%
PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Currency and PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds	0.45%
PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy and PIMCO RealEstateRealReturn Strategy Funds	0.49%
PIMCO CommoditiesPLUS® Short Strategy and PIMCO Fundamental IndexPLUS™ TR Funds	0.54%
PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.59%
PIMCO Unconstrained Bond Fund and PIMCO Credit Absolute Return Fund	0.60%
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%
PIMCO Inflation Response Multi-Asset Fund	0.65%
PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020 and RealRetirement® 2025 Funds	0.70%**
PIMCO RealRetirement® 2030 and PIMCO RealRetirement® 2035 Funds	0.75%**
PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045 and PIMCO RealRetirement® 2050 Funds	0.80%**
PIMCO EM Fundamental IndexPLUS™ TR Strategy and PIMCO Emerging Markets Corporate Bond Funds	0.85%
PIMCO Global Multi-Asset Fund	0.90%
All other Funds	0.25%

(*)	Effective October 1, 2010, the Fund’s advisory fee was reduced by 0.05% to 0.39% per annum.

(**)

As the RealRetirement® Funds approach their target dates, the Funds’ investment advisory contract provides that certain Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

RealRetirement® Fund Advisory Fee Schedule

(stated as a percentage of the average daily net assets of each Fund taken separately)

	Date
Fund	March 31, 2011	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
PIMCO RealRetirement® Income and Distribution Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
PIMCO RealRetirement® 2015 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2025 Fund	0.70	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2035 Fund	0.75	0.70	0.70	0.70	0.70	0.70
PIMCO RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
PIMCO RealRetirement® 2045 Fund	0.80	0.80	0.75	0.75	0.70	0.70
PIMCO RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$30,954,968	$23,208,740	$24,005,333
PIMCO All Asset All Authority Fund	14,766,170	5,059,890	2,553,401
PIMCO California Intermediate Municipal Bond Fund	207,754	220,443	298,094
PIMCO California Short Duration Municipal Income Fund	593,956	373,966	148,629
PIMCO CommoditiesPLUS® Short Strategy Fund	21,901	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	4,026,537	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	116,521,670	72,995,014	56,152,248
PIMCO Convertible Fund	3,935,116	2,300,601	2,903,115

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Diversified Income Fund	14,655,299	11,239,974	9,610,100
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	10,535,653	2,555,846	219,089
PIMCO Emerging Local Bond Fund	23,254,783	6,881,455	8,136,993
PIMCO Emerging Markets Bond Fund	14,885,213	11,454,978	12,837,173
PIMCO Emerging Markets Corporate Bond Fund	2,178,519	337,025	N/A
PIMCO Emerging Markets Currency Fund	15,828,703	9,140,907	20,361,286
PIMCO Extended Duration Fund	932,013	502,005	526,262
PIMCO Floating Income Fund	4,761,073	1,833,215	3,093,741
PIMCO Foreign Bond Fund (Unhedged)	6,854,095	5,226,219	6,737,667
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7,582,514	6,121,451	7,447,052
PIMCO Fundamental Advantage Total Return Strategy Fund	29,571,933	8,140,403	2,830,204
PIMCO Fundamental IndexPLUS™ TR Fund	1,637,242	1,405,253	2,784,958
PIMCO Global Advantage® Strategy Bond Fund	8,555,698	2,399,889	3,351
PIMCO Global Bond Fund (Unhedged)	2,329,973	2,098,122	2,419,197
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	610,817	470,561	573,303
PIMCO Global Multi-Asset Fund	25,766,475	9,885,652	566,635
PIMCO GNMA Fund	3,740,084	3,182,484	1,617,525
PIMCO Government Money Market Fund	133,823	100,452	5,470
PIMCO High Yield Fund	24,610,691	18,416,521	15,792,723
PIMCO High Yield Municipal Bond Fund	729,603	674,304	594,705
PIMCO High Yield Spectrum Fund	323,797	N/A	N/A
PIMCO Income Fund	5,917,545	967,690	759,913
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	814,628	237,544	224,186
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	950,036	1,010,816	1,468,950
PIMCO Investment Grade Corporate Bond Fund	14,698,976	15,105,954	3,635,072
PIMCO Long Duration Total Return Fund	10,749,858	8,000,421	3,478,733
PIMCO Long-Term Credit Fund	5,487,510	3,066,957	0
PIMCO Long-Term U.S. Government Fund	2,362,271	3,040,685	2,521,761
PIMCO Low Duration Fund	51,805,019	35,037,954	26,047,783
PIMCO Low Duration Fund II	1,349,002	1,075,556	738,078
PIMCO Low Duration Fund III	522,262	405,475	309,198
PIMCO Moderate Duration Fund	5,510,403	4,470,764	3,799,333
PIMCO Money Market Fund	746,817	616,865	644,320
PIMCO Mortgage-Backed Securities Fund	1,552,723	2,157,540	2,196,759
PIMCO Municipal Bond Fund	711,469	924,441	1,205,907
PIMCO New York Municipal Bond Fund	387,304	340,348	251,461
PIMCO Real Income™ 2019 Fund	22,153	3,359	N/A
PIMCO Real Income™ 2029 Fund	11,044	2,653	N/A
PIMCO Real Return Asset Fund	7,931,549	12,077,288	11,955,206
PIMCO Real Return Fund	46,322,846	37,765,819	34,522,214
PIMCO RealEstateRealReturn Strategy Fund	2,911,009	772,558	3,170,967
PIMCO RealRetirement® Income and Distribution Fund	48,792	29,411	20,617
PIMCO RealRetirement® 2020 Fund	58,033	32,231	20,217
PIMCO RealRetirement® 2030 Fund	50,974	29,416	20,255
PIMCO RealRetirement® 2040 Fund	38,141	26,239	20,695
PIMCO RealRetirement® 2050 Fund	42,894	23,139	20,447
PIMCO Short Duration Municipal Income Fund	705,905	470,950	495,121
PIMCO Short-Term Fund	28,854,173	19,922,216	10,231,289
PIMCO Small Cap StocksPLUS® TR Fund	1,081,771	631,309	1,533,424
PIMCO StocksPLUS® Fund	2,418,510	1,051,048	1,182,752
PIMCO StocksPLUS® Long Duration Fund	1,538,453	1,421,476	426,632
PIMCO StocksPLUS® Total Return Fund	1,104,081	702,671	774,403
PIMCO StocksPLUS® TR Short Strategy Fund	6,923,876	2,308,955	877,729
PIMCO Tax Managed Real Return Fund	63,954	8,130	N/A
PIMCO Total Return Fund	598,600,722	458,033,593	329,078,289
PIMCO Total Return Fund II	8,416,846	7,266,098	6,070,771
PIMCO Total Return Fund III	8,241,833	6,693,633	5,579,012
PIMCO Unconstrained Bond Fund	69,113,873	15,891,578	1,474,419
PIMCO Unconstrained Tax Managed Bond Fund	885,230	200,037	2,428

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Fund has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which may or may not be recouped in future fiscal periods depending on the contract. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the management fee paid to PIMCO by the CPSS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the PIMCO Inflation Response Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the IRMA Subsidiary, which cannot be recouped. Advisory fees waived during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:

Fund	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09
PIMCO All Asset Fund	$11,183,602	0	0
PIMCO All Asset All Authority Fund	95,663	0	0
PIMCO CommoditiesPLUS® Short Strategy Fund	2,809	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	625,375	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	18,027,491	9,301,044	6,324,892
PIMCO Emerging Markets Corporate Bond Fund	0	261	N/A
PIMCO Global Multi-Asset Fund	12,039,338	2,817,494	270,726
PIMCO Government Money Market Fund	2,080	155	N/A
PIMCO High Yield Municipal Bond Fund	24,320	22,067	19,823
PIMCO High Yield Spectrum Fund	53,966	N/A	N/A
PIMCO Income Fund	1,183,509	193,531	151,981
PIMCO Money Market Fund	1,887	0	0
PIMCO Long-Term Credit Fund	0	167	0
PIMCO RealRetirement® Income and Distribution Fund	25,552	15,800	15,254
PIMCO RealRetirement® 2020 Fund	29,540	15,727	15,544
PIMCO RealRetirement® 2030 Fund	24,509	14,745	14,664
PIMCO RealRetirement® 2040 Fund	18,682	12,855	13,733
PIMCO RealRetirement® 2050 Fund	20,227	12,518	12,927

Previously waived advisory fees recouped during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:
Fund	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09
PIMCO All Asset Fund	$165,419	$2,943,585	$0
PIMCO All Asset All Authority Fund	95,663	0	0

Sub-Advisory Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements, RAFI® Sub-Advisory Agreement and EM Sub-Advisory Agreement during the fiscal years ended March 31, 2011, 2010 and 2009:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$29,138,564	$23,208,740	$24,005,333
PIMCO All Asset All Authority Fund	13,878,181	5,059,890	2,553,401
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	110,511	2,867	8
PIMCO Fundamental Advantage Total Return Strategy Fund	438,366	36,099	7,923
PIMCO Fundamental IndexPLUS™ TR Fund	224,933	102,906	129,347

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third-party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable Fund’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund. PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a Fund propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts. With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. Information about how each Fund voted proxies relating to portfolio securities it held during the most recent twelve month period ended June 30th will be available no later than the following August 31st without charge, upon request, by calling the Trust at 1-800-927-4648, by visiting the Trust’s website at www.pimco.com/investments, on the PIMCO Investments LLC’s website at www.pimco.com/investments, and on the SEC’s website at http://www.sec.gov.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (as amended and restated from time to time, the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Class P	Class A, B and C	Class D	Class M	Class R
PIMCO All Asset Fund	0.05%	0.15%	0.30%[1]	0.20%	N/A	0.35%[2]
PIMCO All Asset All Authority Fund	0.05%	0.15%	0.25%[3]	0.20%	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO California Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	0.25%	0.35%	0.50%	0.50%	N/A	0.50%
PIMCO CommodityRealReturn Strategy Fund®	0.25%	0.35%	0.45%[4]	0.45%[5]	N/A	0.45%[4]
PIMCO Convertible Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Credit Absolute Return Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Diversified Income Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	0.40%	0.50%	N/A	N/A	N/A	N/A
PIMCO Emerging Local Bond Fund	0.45%	0.55%	0.65%	0.65%	N/A	N/A
PIMCO Emerging Markets Bond Fund	0.38%	0.48%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Corporate Bond Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A
PIMCO Emerging Markets Currency Fund	0.40%	0.50%	0.55%	0.55%	N/A	N/A
PIMCO Extended Duration Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Floating Income Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.35%	0.40%[6]	0.40%	N/A	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.35%	0.40%[6]	0.40%	N/A	0.40%[6]
PIMCO Fundamental Advantage Total Return Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Fundamental IndexPLUS™ TR Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Global Bond Fund (Unhedged)	0.30%	0.40%	N/A	0.45%	N/A	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.40%[6]	N/A	N/A	N/A
PIMCO Global Multi-Asset Fund	0.05%	0.15%	0.40%	0.40%	N/A	0.40%
PIMCO GNMA Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Government Money Market Fund	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO High Yield Fund	0.30%	0.40%	0.40%	0.40%	N/A	0.40%
PIMCO High Yield Municipal Bond Fund	0.25%	0.35%	0.30%[7]	0.30%[8]	N/A	N/A
PIMCO High Yield Spectrum Fund	0.30%	0.40%	0.40%	0.40%	N/A	N/A
PIMCO Income Fund	0.20%	0.30%	0.35%[9]	0.25%	N/A	0.35%[9]
PIMCO Inflation Response Multi-Asset Fund	0.25%	0.35%	0.45%	0.45%	N/A	0.45%

Fund	Institutional and Administrative Classes	Class P	Class A, B and C	Class D	Class M	Class R
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.30%	N/A	0.45%	0.45%	N/A	N/A
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Long-Term Credit Fund	0.25%	N/A	N/A	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.25%	0.35%	0.35%[9]	N/A	N/A	N/A
PIMCO Low Duration Fund	0.21%	0.31%	0.30%[10]	0.25%	N/A	0.30%[10]
PIMCO Low Duration Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Low Duration Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Moderate Duration Fund	0.21%	0.31%	N/A	N/A	N/A	N/A
PIMCO Money Market Fund	0.20%	N/A	0.35%	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Municipal Bond Fund	0.24%	0.34%	0.30%	0.30%	N/A	N/A
PIMCO New York Municipal Bond Fund	0.22%	0.32%	0.30%	0.30%	N/A	N/A
PIMCO Real Income™ 2019 Fund	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Real Income™ 2029 Fund	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Real Return Asset Fund	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Real Return Fund	0.20%	0.30%	0.35%[9]	0.35%	N/A	0.35%[9]
PIMCO RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.40%[6]	0.40%	N/A	N/A
PIMCO RealRetirement® Income and Distribution Fund	0.05%	N/A	0.30%[1]	0.30%[11]	N/A	0.30%[1]
PIMCO RealRetirement® 2015 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2020 Fund	0.05%	N/A	0.30%[1]	0.30%[11]	N/A	0.30%[1]
PIMCO RealRetirement® 2025 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2030 Fund	0.05%	N/A	0.30%[1]	0.30%[11]	N/A	0.30%[1]
PIMCO RealRetirement® 2035 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2040 Fund	0.05%	N/A	0.30%[1]	0.30%[11]	N/A	0.30%[1]
PIMCO RealRetirement® 2045 Fund	0.05%	0.15%	0.30%	0.30%	N/A	0.30%
PIMCO RealRetirement® 2050 Fund	0.05%	N/A	0.30%[1]	0.30%[11]	N/A	0.30%[1]
PIMCO Short Duration Municipal Income Fund	0.15%	0.25%	0.30%	0.30%	N/A	N/A
PIMCO Short-Term Fund	0.20%	0.30%	0.20%[12]	0.20%[4]	N/A	0.20%[12]
PIMCO Small Cap StocksPLUS® TR Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.25%	0.35%	0.35%	0.35%	N/A	0.35%
PIMCO StocksPLUS® Fund	0.25%	0.35%	0.40%	0.40%	N/A	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.24%	0.34%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Total Return Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO StocksPLUS® TR Short Strategy Fund	0.25%	0.35%	0.40%	0.40%	N/A	N/A
PIMCO Tax Managed Real Return Fund	0.20%	0.30%	0.35%	0.35%	N/A	N/A
PIMCO Total Return Fund	0.21%	0.31%	0.35%[9]	0.25%	N/A	0.35%[9]
PIMCO Total Return Fund II	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.35%	N/A	N/A	N/A	N/A
PIMCO Treasury Money Market	0.06%	0.16%	0.21%	0.06%	0.06%	0.21%
PIMCO Unconstrained Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	0.45%
PIMCO Unconstrained Tax Managed Bond Fund	0.30%	0.40%	0.45%	0.45%	N/A	N/A

(1)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.

(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.35% per annum.

(3)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.

(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.

(5)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.70% per annum.

(6)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.

(7)	PIMCO has contractually agreed, through July 31, 2011, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.

(8)	PIMCO has contractually agreed, through July 31, 2011, to waive 0.05% of the Supervisory and Administrative Fee to 0.50%.

(9)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

(10)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.

(11)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.55% per annum.

(12)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan (as amended and restated from time to time, the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO and RealRetirement® Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held for such purpose. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Supervisory and Administrative Fee Payments

The supervisory and administrative fees (formerly named “administrative fee” prior to August 2008) paid by each Fund that was operational during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$20,125,114	$14,855,408	$16,919,009
PIMCO All Asset All Authority Fund	14,804,018	5,419,745	3,262,231
PIMCO California Intermediate Municipal Bond Fund	240,529	249,459	323,773
PIMCO California Short Duration Municipal Income Fund	817,540	440,840	147,154
PIMCO CommoditiesPLUS® Short Strategy Fund	10,197	N/A	N/A

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO CommoditiesPLUS® Strategy Fund	2,008,789	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	68,702,560	43,931,227	37,003,043
PIMCO Convertible Fund	2,460,005	1,437,875	1,814,447
PIMCO Diversified Income Fund	10,332,595	7,854,811	6,737,216
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	4,957,973	1,202,751	103,104
PIMCO Emerging Local Bond Fund	25,976,098	7,685,288	9,086,311
PIMCO Emerging Markets Bond Fund	14,325,087	10,904,666	12,271,461
PIMCO Emerging Markets Corporate Bond Fund	1,028,476	158,600	N/A
PIMCO Emerging Markets Currency Fund	15,058,355	8,926,239	19,475,611
PIMCO Extended Duration Fund	933,129	502,878	526,280
PIMCO Floating Income Fund	4,437,304	1,752,028	2,831,766
PIMCO Foreign Bond Fund (Unhedged)	8,244,877	6,181,386	7,628,088
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	8,860,722	6,899,129	8,328,026
PIMCO Fundamental Advantage Total Return Strategy Fund	11,810,967	3,197,983	1,106,364
PIMCO Fundamental IndexPLUS™ TR Fund	931,419	676,722	1,340,396
PIMCO Global Advantage® Strategy Bond Fund	6,717,829	1,914,167	2,526
PIMCO Global Bond Fund (Unhedged)	2,815,733	2,523,557	2,903,372
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	819,627	625,470	747,933
PIMCO Global Multi-Asset Fund	6,675,992	2,336,105	70,244
PIMCO GNMA Fund	5,266,879	4,407,687	2,191,735
PIMCO Government Money Market Fund	70,540	50,910	2,735
PIMCO High Yield Fund	32,411,679	24,288,551	19,401,016
PIMCO High Yield Municipal Bond Fund	693,919	635,108	544,705
PIMCO High Yield Spectrum Fund	329,472	N/A	N/A
PIMCO Income Fund	5,355,206	858,342	628,256
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	532,438	158,407	147,234
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	748,532	752,894	1,016,111
PIMCO Investment Grade Corporate Bond Fund	17,099,318	16,793,404	3,888,586
PIMCO Long Duration Total Return Fund	10,754,724	8,002,083	3,478,739
PIMCO Long-Term Credit Fund	4,572,925	2,555,797	0
PIMCO Long-Term U.S. Government Fund	3,060,263	3,788,401	3,241,419
PIMCO Low Duration Fund	50,981,279	34,017,899	23,962,597
PIMCO Low Duration Fund II	1,349,129	1,075,558	738,078
PIMCO Low Duration Fund III	522,574	405,475	309,199
PIMCO Moderate Duration Fund	4,628,860	3,755,445	3,112,503
PIMCO Money Market Fund	1,639,491	1,462,537	1,537,002
PIMCO Mortgage-Backed Securities Fund	2,007,018	2,689,444	2,622,211
PIMCO Municipal Bond Fund	981,099	1,166,238	1,402,510
PIMCO New York Municipal Bond Fund	441,366	383,136	287,709
PIMCO Real Income™ 2019 Fund	33,453	4,235	N/A
PIMCO Real Income™ 2029 Fund	13,133	2,878	N/A
PIMCO Real Return Asset Fund	6,609,745	10,064,407	9,213,411
PIMCO Real Return Fund	54,967,436	44,392,082	40,144,706
PIMCO RealEstateRealReturn Strategy Fund	1,674,013	462,401	1,725,197
PIMCO RealRetirement® Income and Distribution Fund	11,866	5,481	2,159
PIMCO RealRetirement® 2020 Fund	18,684	7,798	2,107
PIMCO RealRetirement® 2030 Fund	13,831	5,267	1,596
PIMCO RealRetirement® 2040 Fund	6,876	3,459	1,423
PIMCO RealRetirement® 2050 Fund	9,511	2,095	1,399
PIMCO Short Duration Municipal Income Fund	915,857	632,152	590,263
PIMCO Short-Term Fund	25,362,218	17,524,790	8,629,198
PIMCO Small Cap StocksPLUS® TR Fund	712,196	367,262	873,262
PIMCO StocksPLUS® Fund	2,603,126	1,220,790	1,403,433
PIMCO StocksPLUS® Long Duration Fund	1,054,939	974,726	292,548
PIMCO StocksPLUS® Total Return Fund	894,310	511,207	568,606
PIMCO StocksPLUS® TR Short Strategy Fund	4,788,334	1,561,221	607,681
PIMCO Tax Managed Real Return Fund	55,420	6,837	N/A
PIMCO Total Return Fund	598,758,759	454,414,765	301,838,955
PIMCO Total Return Fund II	8,413,373	7,264,659	6,070,771
PIMCO Total Return Fund III	8,270,982	6,694,592	5,579,012

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Unconstrained Bond Fund	41,240,279	9,750,370	880,759
PIMCO Unconstrained Tax Managed Bond Fund	823,506	179,144	1,942

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed, through July 31, 2012, for certain Funds, to waive their supervisory and administrative fee, or reimburse such Funds, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to the respective share class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit. PIMCO also has contractually agreed for the PIMCO High Yield Municipal Bond Fund’s current fiscal year to waive a portion of its supervisory and administrative fee equal to 0.05% of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C and Class D shares, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPS Subsidiary, which cannot be recouped. PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommoditiesPLUS® Short Strategy Fund in an amount equal to the administrative services fee paid to PIMCO by the CPSS Subsidiary, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO CommodityRealReturn Strategy Fund® in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the PIMCO Global Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. PIMCO has also agreed to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. With respect to the RealRetirement® Funds, this waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the RealRetirement® Funds.

Supervisory and administrative fees waived during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO CommoditiesPLUS® Short Strategy Fund	$23,279	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	296,578	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	7,358,160	$3,796,344	$2,581,588
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	0	0	40,027
PIMCO Emerging Markets Corporate Bond Fund	18,273	58,377	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0	0	8
PIMCO Global Advantage® Strategy Bond Fund	0	0	91,273
PIMCO Global Multi-Asset Fund	145,507	19,416	107,453
PIMCO Government Money Market Fund	16,139	23,566	46,965
PIMCO High Yield Municipal Bond Fund	81,215	70,997	49,112
PIMCO High Yield Spectrum Fund	41,860	N/A	N/A
PIMCO Long-Term Credit Fund	0	7,502	N/A
PIMCO Money Market Fund	1,071,548	544,291	200,724
PIMCO Real Income™ 2019 Fund	9,897	33,223	N/A
PIMCO Real Income™ 2029 Fund	0	41,583	N/A
PIMCO RealRetirement® Income and Distribution Fund	0	0	52,456
PIMCO RealRetirement® 2020 Fund	0	0	54,195
PIMCO RealRetirement® 2030 Fund	0	0	53,963
PIMCO RealRetirement® 2040 Fund	0	0	53,964
PIMCO RealRetirement® 2050 Fund	0	0	53,635
PIMCO Tax Managed Real Return Fund	0	41,932	N/A
PIMCO Unconstrained Bond Fund	0	0	34,785
PIMCO Unconstrained Tax Managed Bond Fund	965	12,703	26,735

Previously waived supervisory and administrative fees recouped during the fiscal years ended March 31, 2011, 2010 and 2009 were as follows:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO California Short Duration Municipal Income Fund	$0	$9,375	$3,480
PIMCO CommoditiesPLUS® Short Strategy Fund	158	0	0
PIMCO CommoditiesPLUS® Strategy Fund	33,187	0	0
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	25,831	14,196	1,257
PIMCO Emerging Markets Corporate Bond Fund	11,770	1,880	0
PIMCO Emerging Markets Currency Fund	0	0	5,368
PIMCO Emerging Local Bond Fund	0	3,998	5,627
PIMCO Extended Duration Fund	0	9,337	9,909
PIMCO Fundamental Advantage Total Return Strategy Fund	0	17,430	21,014
PIMCO Fundamental IndexPLUS™ TR Fund	0	0	1,501
PIMCO Global Advantage® Strategy Bond Fund	62,625	28,648	35
PIMCO Global Multi-Asset Fund	55,562	51,891	3,075
PIMCO Government Money Market Fund	5,093	3,972	214
PIMCO High Yield Municipal Bond Fund	0	10,469	9,364
PIMCO High Yield Spectrum Fund	5,151	0	0
PIMCO Income Fund	54,065	18,123	14,311
PIMCO International StocksPLUS™ TR Strategy Fund (Unhedged)	0	2,837	2,716
PIMCO Long Duration Total Return Fund	0	0	9,565
PIMCO Long-Term Credit Fund	7,054	48,252	0
PIMCO Money Market Fund	30,432	0	0
PIMCO Real Income™ 2019 Fund	571	85	0
PIMCO Real Income™ 2029 Fund	285	66	0
PIMCO RealRetirement® Income and Distribution Fund	331	197	144
PIMCO RealRetirement® 2020 Fund	394	216	142
PIMCO RealRetirement® 2030 Fund	322	184	132
PIMCO RealRetirement® 2040 Fund	225	153	127
PIMCO RealRetirement® 2050 Fund	255	135	125
PIMCO Small Cap StocksPLUS® TR Fund	0	6,573	16,380
PIMCO StocksPLUS Long Duration Fund	10,173	18,926	5,757
PIMCO Tax Managed Real Return Fund	1,178	154	0
PIMCO Unconstrained Bond Fund	0	34,656	11,968
PIMCO Unconstrained Tax Managed Bond Fund	10,125	2,384	31

OTHER PIMCO INFORMATION

PIMCO has created the PIMCO Global Advantage® Bond Index® (“GLADI®”), an investment-grade global fixed income benchmark. The PIMCO Global Advantage® Strategy Bond Fund utilizes GLADI® as a benchmark. PIMCO owns the intellectual property rights to GLADI®, and PIMCO has filed a patent application with respect to certain features of GLADI®. PIMCO has retained an unaffiliated leading financial information services company and global index provider to independently administer and calculate GLADI® (the “Calculation Agent”). The Calculation Agent, using a publicly available rules-based methodology, calculates, maintains and disseminates GLADI®.

PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.

PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of March 31, 2011 (except as noted below): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table. Information pertaining to accounts managed by Messrs. Seksaria and Worah is as of April 29, 2011. Information pertaining to accounts managed by Mr. Deane is as of June 30, 2011. Information pertaining to accounts managed by Mr. Kiesel and Mr. Worah is as of June 30, 2011. Effective October 1, 2011, Andrew

Balls is a portfolio manager of the PIMCO Global Advantage® Strategy Bond Fund. Information pertaining to accounts managed by Mr. Balls is as of July 31, 2011. Information pertaining to accounts managed by Ms. Posch is as of September 30, 2011. Information pertaining to accounts managed by Dr. Bhansali is as December 31, 2011. Effective January 1, 2012, Michael Gomez is a portfolio manager of the PIMCO Emerging Markets Bond Fund. Information pertaining to accounts managed by Mr. Gomez is as of August 31, 2011. Information pertaining to accounts managed by Mr. Rodosky is as March 31, 2012.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Arnott[1]
Registered Investment Companies	12	$29,797	0	N/A
Other Pooled Investment Vehicles	9	$719	8	$702.00
Other Accounts	26	$9,110	1	$20.00

Balls[2]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	19	$11,377.00	1	$215.60
Other Accounts	35	$12,490.23	7	$2,446.78

Bhansali[3]
Registered Investment Companies	24	$10,091.27	0	N/A
Other Pooled Investment Vehicles	11	$654.49	0	N/A
Other Accounts	17	$3,078.19	1	$3.35

Deane[4]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Dialynas[5]
Registered Investment Companies	13	$6,021.84	0	N/A
Other Pooled Investment Vehicles	15	$13,054.13	0	N/A
Other Accounts	101	$40,447.83	11	$5,634.49

El-Erian[6]
Registered Investment Companies	1	$211.39	0	N/A
Other Pooled Investment Vehicles	2	$660.51	0	N/A
Other Accounts	134	$27,683.87	1	$191.60

Gomez[7]
Registered Investment Companies	0	$0	0	N/A
Other Pooled Investment Vehicles	16	$13,207.11	1	$466.60
Other Accounts	26	$8,548.55	3	$765.26

Gross[8]
Registered Investment Companies	26	$72,184.52	0	N/A
Other Pooled Investment Vehicles	34	$37,258.31	7	$3,427.39
Other Accounts	71	$36,572.64	21	$10,162.71

Horne[9]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	2	$498.05	0	N/A
Other Accounts	2	$164.76	1	$452.98

Ivascyn[10]
Registered Investment Companies	6	$2,993.58	0	N/A
Other Pooled Investment Vehicles	8	$709.11	2	$452.98
Other Accounts	24	$27,225.45	1	$1,671.70

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Jessop[11]
Registered Investment Companies	3	$1,764.36	0	N/A
Other Pooled Investment Vehicles	16	$17,732.39	0	N/A
Other Accounts	16	$3,520.84	1	$168.13

Johnson[12]
Registered Investment Companies	2	$2,187.72	0	N/A
Other Pooled Investment Vehicles	4	$773.53	0	N/A
Other Accounts	4	$1,685.64	1	$313.12

Kiesel[13]
Registered Investment Companies	6	$24,876.96	0	N/A
Other Pooled Investment Vehicles	15	$24,724.24	2	$112.33
Other Accounts	119	$43,235.80	9	$5,129.36

MacLean[14]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

Mather[15]
Registered Investment Companies	7	$4,967.60	0	N/A
Other Pooled Investment Vehicles	29	$21,060.96	3	$1,316.80
Other Accounts	72	$23.00	12	$4,959.05

Mewbourne[16]
Registered Investment Companies	3	$8,295.82	0	N/A
Other Pooled Investment Vehicles	5	$5,006.39	0	N/A
Other Accounts	48	$12,828.44	5	$1,202.59

Posch[17]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	7	$1,165.56	0	N/A
Other Accounts	5	$260.75	0	N/A

Rodosky[18]
Registered Investment Companies	6	$12,117.91	0	N/A
Other Pooled Investment Vehicles	3	$1,299.78	0	N/A
Other Accounts	138	$46,962.69	9	$2,271.45

Schneider[19]
Registered Investment Companies	6	$2,441.62	0	N/A
Other Pooled Investment Vehicles	5	$4,474.66	0	N/A
Other Accounts	35	$16,621.89	9	$2,441.62

Seidner[20]
Registered Investment Companies	1	$223.94	0	N/A
Other Pooled Investment Vehicles	3	$445.84	0	N/A
Other Accounts	98	$28,319.91	11	$3,800.34

Seksaria[21]
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	0	N/A	0	N/A

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)

Simon[22]
Registered Investment Companies	4	$13,625.33	0	N/A
Other Pooled Investment Vehicles	4	$5,402.15	0	N/A
Other Accounts	38	$20,382.50	9	$3,374.98

Toloui[23]
Registered Investment Companies	2	$696.35	0	N/A
Other Pooled Investment Vehicles	9	$12,307.24	0	N/A
Other Accounts	14	$2,471.01	0	N/A

Worah[24]
Registered Investment Companies	23	$67,727.83	0	N/A
Other Pooled Investment Vehicles	18	$9,809.06	0	N/A
Other Accounts	66	$26,317.64	13	$4,750.37

(1)

Mr. Arnott manages the PIMCO All Asset Fund, which has $21,112.59 million in total assets under management, and the PIMCO All Asset All Authority Fund, which has $10,388.67 million in total assets under management.

(2)	Mr. Balls co-manages the PIMCO Global Advantage® Strategy Bond Fund, which had $3,475.4 million of total assets under management as of July 31, 2011.

(3)

Dr. Bhansali manages the PIMCO RealRetirement® Income and Distribution Fund, which has $9 million in total assets under management, the PIMCO RealRetirement® 2020 Fund, which has $10.9 million in total assets under management, the PIMCO RealRetirement® 2030 Fund, which has $8 million in total assets under management, the PIMCO RealRetirement® 2040 Fund, which has $5.6 million in total assets under management, and the PIMCO RealRetirement® 2050 Fund, which has $6.9 million in total assets under management. Dr. Bhansali also co-manages the PIMCO Global Multi-Asset Fund, which has $4,213.1 million in total assets under management. Dr. Bhansali also manages the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund and PIMCO RealRetirement® 2045 Fund, each of which commenced operations on June 30, 2011.

(4)

As of July 21, 2011, Mr. Deane manages the PIMCO California Intermediate Municipal Bond Fund, which has $99 million in total assets under management, the PIMCO California Short Duration Municipal Income Fund, which has $285.5 million in total assets under management, the PIMCO High Yield Municipal Bond Fund, which has $211.9 million in total assets under management, the PIMCO Municipal Bond Fund, which has $266.3 million in total assets under management, the PIMCO New York Municipal Bond Fund, which has $151.9 million in total assets under management, and the PIMCO Short Duration Municipal Income Fund, which has $333.8 million in total assets under management. As of July 21, 2011, Mr. Deane also co-manages the PIMCO Tax Managed Real Return Fund, which has $41.2 million in total assets under management, as of April 29, 2011.

(5)

Mr. Dialynas manages the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), which has $191.5 million in total assets under management, the PIMCO Unconstrained Bond Fund, which has $15,910.6 million of total assets under management, and the PIMCO Unconstrained Tax Managed Bond Fund, which has $309.4 million of total assets under management.

(6)

Dr. El-Erian co-manages the PIMCO Global Multi-Asset Fund which has $4,213.1 million in total assets under management, and co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $2,747.4 million of total assets under management.

(7)

Mr. Gomez manages the PIMCO Emerging Markets Currency Fund, which has $4,533.4 million in total assets under management, and the PIMCO Emerging Local Bond Fund, which has $6,897 million in total assets under management. In addition, effective January 1, 2012, Mr. Gomez will co-manage the PIMCO Emerging Markets Bond Fund, which had $4,476.3 million of total assets under management as of August 31, 2011.

(8)

Mr. Gross manages the PIMCO Fundamental Advantage Total Return Strategy Fund, which has $4,856.48 million in total assets under management, the PIMCO Fundamental IndexPLUS® TR Fund, which has $388.9 million in total assets under management, the PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), which has $161.7 million in total assets under management, the PIMCO Low Duration Fund, which has $21,324 million in total assets under management, the PIMCO Low Duration Fund II, which has $477.4 million in total assets under management, the PIMCO Low Duration Fund III, which has $217.5 million in total assets under management, the PIMCO Moderate Duration Fund, which has $2,329.5 million in total assets under management, the PIMCO

Total Return Fund, which has $235,976.9 million in total assets under management, the PIMCO Total Return Fund II, which has $3,331.6 million in total assets under management, the PIMCO Total Return Fund III, which has $3,298.9 million in total assets under management, the PIMCO Small Cap StocksPLUS® TR Fund, which has $379 million in total assets under management, the PIMCO StocksPLUS® Fund, which has $1,351.6 million in total assets under management, the PIMCO StocksPLUS® Total Return Fund, which has $394 million in total assets under management, the PIMCO StocksPLUS® TR Short Strategy Fund, which has $1,598.3 million in total assets under management and the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, which has $2,399.7 million in total assets under management. Mr. Gross also manages the PIMCO Total Return Fund IV, which commenced operations as of May 26, 2011.

(9)	Mr. Horne manages the PIMCO Convertible Fund, which has $1,578.9 million in total assets under management.

(10)	Mr. Ivascyn manages the PIMCO Income Fund, which has $4,456.8 million in total assets under management.

(11)

Mr. Jessop manages the PIMCO High Yield Fund, which has $12,336.2 million in total assets under management and the PIMCO High Yield Spectrum Fund, which has $486 million in total assets under management.

(12)

Mr. Johnson manages the PIMCO CommoditiesPLUS® Strategy Fund, which has $2,183 million in total assets under management, and PIMCO CommoditiesPLUS® Short Strategy Fund, which has $4.8 million in total assets under management.

(13)

Mr. Kiesel manages the PIMCO Investment Grade Corporate Bond Fund, which has $5,807.3 million in total assets under management, and the PIMCO Long-Term Credit Fund, which has $1,666.8 million in total assets under management. Mr. Kiesel also manages the PIMCO Credit Absolute Return Fund, which has not commenced operations as of the date of this Statement of Additional Information.

(14)	Ms. MacLean manages the PIMCO Senior Floating Rate Fund, which commenced operations on April 29, 2011.

(15)

Mr. Mather manages the PIMCO Foreign Bond Fund (Unhedged), which has $3,244.9 million in total assets under management, the PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), which has $3,209.3 million in total assets under management, the PIMCO Global Bond Fund (Unhedged), which has $960.6 million in total assets under management, and the PIMCO Global Bond Fund (U.S. Dollar-Hedged), which has $194.4 million in total assets under management.

(16)

Mr. Mewbourne manages the PIMCO Diversified Income Fund, which has $4,180.5 million in total assets under management, and the PIMCO Floating Income Fund, which has $2,951.2 million in total assets under management. Mr. Mewbourne also co-manages the PIMCO Global Multi-Asset Fund, which has $4,213.1 million in total assets under management, and the PIMCO Emerging Markets Bond Fund, which has $3,577.6 million in total assets under management.

(17)	Ms. Posch manages the PIMCO Emerging Markets Corporate Bond Fund, which has $348.2 million in total assets under management.

(18)

Mr. Rodosky manages the PIMCO Extended Duration Fund, which has $381.4 million in total assets under management, the PIMCO Long Duration Total Return Fund, which has $5,110.3 million in total assets under management, the PIMCO Long-Term U.S. Government Fund, which has $820.5 million in total assets under management, and the PIMCO StocksPLUS® Long Duration Fund, which has $491 million in total assets under management.

(19)

Mr. Schneider manages the PIMCO Money Market Fund, which has $613.7 million in total assets under management, the PIMCO Short-Term Fund, which has $11,469.8 million in total assets under management, the PIMCO Government Money Market, which has $671.9 million in total assets under management and the PIMCO Treasury Money Market Fund, which has not commenced operations as of March 31, 2011.

(20)

Mr. Seidner also manages the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds, each of which has not commenced operations as of August 19, 2011.

(21)

As of May 23, 2011, Mr. Seksaria manages the PIMCO Real Income™ 2019 Fund, which, as of April 29, 2011, had $18,293 million in total assets under management and the PIMCO Real Income™ 2029 Fund, which, as of April 29, 2011, had $7,592 million in total assets under management.

(22)

Mr. Simon manages the PIMCO GNMA Fund, which has $1,319.6 million in total assets under management and the PIMCO Mortgage-Backed Securities Fund, which has $518.2 million in total assets under management.

(23)

Mr. Toloui manages the PIMCO Emerging Markets Bond Fund, which has $3,557.6 million in total assets under management. Mr. Toloui also co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $2,747.5 million in total assets under management.

(24)

Mr. Worah manages the PIMCO CommodityRealReturn Strategy Fund®, which has $27,449 million in total assets under management, the PIMCO Real Return Fund, which has $19,045 million in total assets under management, the PIMCO Real Return Asset Fund, which has $2,716 million in total assets under management, and the PIMCO RealEstateRealReturn Strategy Fund, which has $1,445.3 million in total assets under management. As of May 23, 2011, Mr. Worah also co-manages the PIMCO Tax Managed Real Return Fund, which, as of April 29, 2011, had $41.2 million in total assets under management. Mr. Worah also manages the PIMCO Inflation Response Multi-Asset Fund, which has not commenced operations as of the date of this Statement of Additional Information.

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO All Asset and PIMCO All Asset All Authority Funds. Because the PIMCO All Asset and the PIMCO All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS® TR Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund or PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement, EM Sub-Advisory Agreement or IF/SCF Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary - Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice. ‘‘

•

Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates. Mr. Arnott receives a fixed base salary and periodic capital distributions from Research Affiliates. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds. Research Affiliates also has a defined benefit plan.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2011 (except as noted) by each portfolio manager of the Funds. Information for Mr. Deane is as of June 30, 2011. Information for Ms. Posch is as of September 30, 2011.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	PIMCO All Asset	None
	PIMCO All Asset All Authority	Over 1,000,000
Balls[1]	PIMCO Global Advantage® Strategy Bond	None
Bhansali[2]	PIMCO Global Multi-Asset	None
	PIMCO RealRetirement® Income and Distribution	None
	PIMCO RealRetirement® 2020	None
	PIMCO RealRetirement® 2030	None
	PIMCO RealRetirement® 2040	None
	PIMCO RealRetirement® 2050	None
Deane[3]	PIMCO California Intermediate Municipal Bond	None
	PIMCO California Short Duration Municipal Income	None
	PIMCO High Yield Municipal Bond	None
	PIMCO Municipal Bond	None
	PIMCO New York Municipal Bond	None
	PIMCO Short Duration Municipal Income	None
	PIMCO Tax Managed Real Return	None
Dialynas	PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	None
	PIMCO Unconstrained Bond	None
	PIMCO Unconstrained Tax Managed	None
El-Erian	PIMCO Global Advantage® Strategy Bond	Over 1,000,000
	PIMCO Global Multi Asset	Over 1,000,000
Gomez[4]	PIMCO Emerging Local Bond	100,001 - 500,000
	PIMCO Emerging Markets Bond	None
	PIMCO Emerging Markets Currency	100,001 - 500,000
Gross[5]	PIMCO EM Fundamental IndexPLUS® TR Strategy	None
	PIMCO Fundamental Advantage Total Return Strategy	None
	PIMCO Fundamental IndexPLUS® TR	None
	PIMCO International StocksPLUS® TR Strategy (Unhedged)	None
	PIMCO Low Duration	None
	PIMCO Low Duration II	None
	PIMCO Low Duration III	None
	PIMCO Moderate Duration	None
	PIMCO Small Caps StocksPLUS® TR	None
	PIMCO StocksPLUS®	None
	PIMCO StocksPLUS® TR	None
	PIMCO StocksPLUS® TR Short Strategy	None
	PIMCO Total Return	Over 1,000,000
	PIMCO Total Return II	None
	PIMCO Total Return III	None
Horne	PIMCO Convertible	None
Ivascyn	PIMCO Income	Over 1,000,000
Jessop	PIMCO High Yield	None
	PIMCO High Yield Spectrum	None
Johnson	PIMCO CommoditiesPLUS® Strategy	None
	PIMCO CommoditiesPLUS® Short Strategy	None
Kiesel[6]	PIMCO Investment Grade Corporate	None
	PIMCO Long-Term Credit	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
MacLean[7]	PIMCO Senior Floating Rate	N/A
Mather	PIMCO Foreign Bond (Unhedged)	None
	PIMCO Foreign Bond (U.S. Dollar-Hedged)	None
	PIMCO Global Bond (Unhedged)	None
	PIMCO Global Bond (U.S. Dollar-Hedged)	None
Mewbourne	PIMCO Diversified Income	Over 1,000,000
	PIMCO Emerging Markets Bond	None
	PIMCO Floating Income	100,001 - 500,000
	PIMCO Global Multi-Asset	Over 1,000,000
Posch	PIMCO Emerging Markets Corporate Bond	100,001 - 500,000
Rodosky	PIMCO Extended Duration	None
	PIMCO Long Duration Total Return	None
	PIMCO Long-Term U.S. Government	None
	PIMCO StocksPLUS® Long Duration	None
Schneider	PIMCO Government Money Market	None
	PIMCO Money Market	None
	PIMCO Short-Term	None
	PIMCO Treasury Money Market	None
Seidner[8]	PIMCO International Fundamental IndexPLUS® TR Strategy Fund	None
	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	None
Simon	PIMCO GNMA	None
	PIMCO Mortgage-Backed Securities	Over 1,000,000
Seksaria	PIMCO Real Income™ 2019	None
	PIMCO Real Income™ 2029	None
Toloui	PIMCO Emerging Markets Bond	10,001 - 50,000
	PIMCO Global Advantage® Strategy Bond	1 - 10,000
Worah[9]	PIMCO CommodityRealReturn Strategy	100,001 - 500,000
	PIMCO Real Return	10,001 - 50,000
	PIMCO Real Return Asset	None
	PIMCO RealEstateRealReturn Strategy	None
	PIMCO Tax Managed Real Return	1 - 10,000

(1)

Effective October 1, 2011, Mr. Balls co-manages the PIMCO Global Advantage® Strategy Fund. As of July 31, 2011, to the best of the Trust’s knowledge, Mr. Balls did not own any shares of the PIMCO Global Advantage® Strategy Fund.

(2)

Dr. Bhansali also manages the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund, each of which commenced operations on June 30, 2011. Dr. Bhansali also manages the PIMCO RealRetirement® 2045, which has not commenced operations as of the date of this Statement of Additional Information.

(3)

As of July 21, 2011, Mr. Deane manages the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund and co-manages the PIMCO Tax Managed Real Return Fund.

(4)

Effective January 1, 2012, Mr. Gomez co-manages the PIMCO Emerging Markets Bond Fund. As of August 31, 2011, to the best of the Trust’s knowledge, Mr. Gomez did not own any shares of the PIMCO Emerging Markets Bond Fund.

(5)	Mr. Gross also manages the PIMCO Total Return Fund IV, which commenced operations on May 26, 2011.

(6)	Mr. Kiesel also manages the PIMCO Credit Absolute Return Fund, which has not commenced operations as of the date of this Statement of Additional Information.

(7)	Ms. MacLean manages the PIMCO Senior Floating Rate Fund, which commenced operations on April 29, 2011.

(8)

Mr. Seidner manages the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds, each of which has not commenced operations as of August 19, 2011.

(9)

As of May 23, 2011, Mr. Worah co-manages the PIMCO Tax Managed Real Return Fund. Mr. Worah also manages the PIMCO Inflation Response Multi-Asset Fund, which has not commenced operations as of the date of this Statement of Additional Information.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter in the continuous public offering of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is a direct subsidiary of PIMCO and an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. Please note all account requests should be mailed to the Trust’s transfer agent and should not be mailed directly to the Distributor. The Distribution Contract is terminable with respect to a Fund or a class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class may, at the Board of Trustees’ discretion, pay a different share of distribution or shareholder servicing expenses, but not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Trust may offer up to nine classes of shares: Class A, Class B, Class C, Class D, Class M, Class P, Class R, the Institutional Class and Administrative Class. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

Class A and Class C shares of the Trust are generally offered through firms (“participating brokers”) which are members of FINRA and which have dealer agreements with the Distributor, but may include other financial firms.

Class D shares are generally offered to clients of financial firms with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms or for which a fee may be charged.

Class M shares are generally offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial firms. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only in the plan or program for which the shares are being acquired and will not require the Fund to pay any type of administrative payment per participant account to any third party.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Financial firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares also may be offered through certain financial firms that charge their customers transaction or other fees with respect to the customer’s investment in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Classes of Shares—Class A, B, C and R Shares,” Class A shares of the Trust (except with respect to the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (the “PIMCO Money Funds”)) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Distributor received an aggregate of $113,757,619, $118,858,634, and $43,483,865 respectively, and retained $15,232,987, $16,569,370 and $6,051,652 respectively, in initial sales charges paid by Class A shareholders of the Trust.

Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor, and certain other affiliates of PIMCO or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages those persons to invest in the Funds, which further aligns the interest of the Funds and those persons.

As described in the Class A, B and C Prospectuses under the caption “Classes of Shares—Class A, B, C and R Shares,” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class M, Class P, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund and class-by-class basis, shareholders should consider whether to exchange shares of one fund for shares of another fund or exchange one share class for another share class in the same fund (an “intra-fund exchange”) prior to redeeming an investment if such an exchange or intra-fund exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
Class A	$3,593,805	$1,316,271	$1,186,600
Class B	1,221,520	1,441,923	3,519,743
Class C	7,149,118	4,241,366	3,484,599

In certain cases described in the Class A, B and C Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of: (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived; (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations; and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

Under the caption “How to Buy and Sell Shares” in their Prospectuses, Class A, Class C and Class R shares are continuously offered through participating brokers and their correspondent brokers. Class B shares of the Trust are no longer available for purchase to new investors or existing shareholders (except through reinvested dividends and exchanges).

Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the “Retail Plans”), as well as Class R shares, the Distributor receives distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B, C and R Prospectuses, the Distributor pays: (i) all or a portion of the distribution fees it receives from the Trust to participating brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating brokers, certain banks and other financial intermediaries.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial firms as well as retirement plans, their service providers and their sponsors in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, participating brokers receive a portion of the front-end sales charge set forth in the tables below under the caption “Initial Sales Charge Alternative—Class A Shares” except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay participating brokers an advance/upfront commission in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial advisors or other employees of the Distributor or of participating brokers who engage in sales of Class B, Class C or Class R shares, printing of Prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial advisors or other employees of participating brokers, certain banks and other financial firms as well as retirement plans, their service providers and their sponsors who provide services to plan participants, who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who provide and maintain elective shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for shareholders, who act as sole shareholder of record and nominee for shareholders, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations. Distribution and servicing fees also may be spent on interest payments relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to participating brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Fund	Servicing Fee[1]	Distribution Fee[1]
Class A
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.10%	None
All other Funds	0.25%	None
Class B2
All Funds	0.25%	0.75%
Class C - Shares purchased on or after 7/1/91[3]
PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds	0.10%	None

Fund	Servicing Fee[1]	Distribution Fee[1]
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds	0.25%	0.30%
PIMCO Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.50%
All other Funds	0.25%	0.75%
Class C - Shares purchased prior to 7/1/91
PIMCO Money Market Fund	0.10%	None
All other Funds	0.25%	None
Class R
PIMCO Government Money Market Fund	0.25%	None
All other Funds`	0.25%	0.25%

(1)

Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)	Payable only with respect to shares outstanding for one year or more.

(3)	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer, bank, trust company, insurance company or retirement plan administrator or other service provider (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial firm through an omnibus account), the Trust pays the Distributor servicing fees up to the current rate of 0.25% annually and distribution fees up to the current rate of 0.25% annually (each calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares serviced by the financial firm).

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid the Distributor an aggregate of $126,062,693, $90,870,969 and $67,049,211, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2011		Year Ended 3/31/2010		Year Ended 3/31/2009
PIMCO All Asset Fund	$3,695,243		$2,671,322		$3,451,469
PIMCO All Asset All Authority Fund	4,007,777		1,667,849		1,242,887
PIMCO California Intermediate Municipal Bond Fund	88,588		92,752		94,862
PIMCO California Short Duration Municipal Income Fund	461,110		192,980		49,220
PIMCO CommoditiesPLUSTM Short Strategy Fund	39		N/A		N/A
PIMCO CommoditiesPLUSTM Strategy Fund	2,750		N/A		N/A
PIMCO CommodityRealReturn Strategy Fund®	5,284,870		3,690,080		4,367,709
PIMCO Diversified Income Fund	414,465		250,521		235,367
PIMCO Emerging Local Bond Fund	794,981		149,003		41,114
PIMCO Emerging Markets Bond Fund	1,088,657		661,887		656,110
PIMCO Emerging Markets Currency Fund	549,477		471,371		838,557
PIMCO Floating Income Fund	390,474		188,070		233,920
PIMCO Foreign Bond Fund (Unhedged)	773,136		580,192		581,674
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	746,180		513,974		605,768
PIMCO Fundamental Advantage Total Return Strategy Fund	158,170		15,294		914
PIMCO Fundamental IndexPLUS™ TR Fund	80,740		22,796		49,935
PIMCO Global Advantage® Strategy Bond Fund	213,022		91,532		94
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	85,044		50,982		48,661
PIMCO Global Multi-Asset Fund	1,825,392		680,889		15,251
PIMCO GNMA Fund	1,291,006		980,636		498,899
PIMCO Government Money Market Fund	1,353	[1]	203	[2]	0
PIMCO High Yield Fund	2,833,516		2,101,069		1,722,286
PIMCO High Yield Municipal Bond Fund	234,838		197,033		153,431
PIMCO High Yield Spectrum Fund	737		N/A		N/A
PIMCO Income Fund	380,459		55,547		15,311
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	9,523		6,180		2,432
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	45,473		24,720		20,668
PIMCO Investment Grade Corporate Bond Fund	1,807,775		1,302,329		223,685
PIMCO Long-Term U.S. Government Fund	528,291		490,503		525,145
PIMCO Low Duration Fund	8,354,572		5,447,841		4,161,014
PIMCO Money Market Fund	169,778	[3]	154,316	[4]	146,941
PIMCO Mortgage-Backed Securities Fund	293,867		264,874		164,624
PIMCO Municipal Bond Fund	298,106		276,006		205,371
PIMCO New York Municipal Bond Fund	114,897		90,812		71,256
PIMCO Real Income™ 2019 Fund	9,510		939		N/A
PIMCO Real Income™ 2029 Fund	1,080		95		N/A
PIMCO Real Return Fund	10,323,479		8,581,427		7,844,482
PIMCO RealEstateRealReturn Strategy Fund	106,633		44,195		46,790
PIMCO RealRetirement® Income and Distribution Fund	3,852		1,325		356
PIMCO RealRetirement® 2020 Fund	3,670		1,602		352
PIMCO RealRetirement® 2030 Fund	1,729		615		56
PIMCO RealRetirement® 2040 Fund	1,219		292		45
PIMCO RealRetirement® 2050 Fund	321		94		36
PIMCO Short Duration Municipal Income Fund	447,128		331,008		252,758
PIMCO Short-Term Fund	3,591,956		2,619,542		707,471

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Small Cap StocksPLUS® TR Fund	79,143	10,356	1,583
PIMCO StocksPLUS® Fund	161,151	146,285	184,763
PIMCO StocksPLUS® Total Return Fund	126,660	39,770	46,928
PIMCO StocksPLUS® TR Short Strategy Fund	555,901	231,655	96,325
PIMCO Tax Managed Real Return Fund	2,405	88	N/A
PIMCO Total Return Fund	68,540,224	54,110,092	37,317,147
PIMCO Unconstrained Bond Fund	4,923,898	1,338,334	125,355
PIMCO Unconstrained Tax Managed Bond Fund	138,829	24,156	192

(1)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $1,353 and the Fund’s net payment pursuant to the Class A plan was $0.

(2)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $203 and the Fund’s net payment pursuant to the Class A plan was $0.

(3)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $169,778 and the Fund’s net payment pursuant to the Class A plan was $0.

(4)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $154,316 and the Fund’s net payment pursuant to the Class A plan was $0.

During the fiscal year ended March 31, 2011, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $106,971,759; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $19,09,934.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset All Authority Fund	$3,400,839	$606,938	$4,007,777
PIMCO All Asset Fund	3,135,635	559,608	3,695,243
PIMCO California Intermediate Municipal Bond Fund	75,172	13,416	88,588
PIMCO California Short Duration Municipal Income Fund	391,280	69,830	461,110
PIMCO CommoditiesPLUS® Short Strategy Fund	33	6	39
PIMCO CommoditiesPLUS® Strategy Fund	2,334	416	2,750
PIMCO CommodityRealReturn Strategy Fund®	4,484,529	800,341	5,284,870
PIMCO Diversified Income Fund	351,698	62,767	414,465
PIMCO Emerging Local Bond Fund	674,589	120,392	794,981
PIMCO Emerging Markets Bond Fund	923,791	164,866	1,088,657
PIMCO Emerging Markets Currency Fund	466,264	83,213	549,477
PIMCO Floating Income Fund	331,341	59,133	390,474
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	633,179	113,001	746,180
PIMCO Foreign Bond Fund (Unhedged)	656,052	117,084	773,136
PIMCO Fundamental Advantage Total Return Strategy Fund	134,217	23,953	158,170
PIMCO Global Advantage® Strategy Bond Fund	180,762	32,260	213,022
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	72,165	12,879	85,044
PIMCO Global Multi-Asset Fund	1,548,955	276,437	1,825,392
PIMCO GNMA Fund	1,095,496	195,510	1,291,006
PIMCO Government Money Market Fund	1,148	205	1,353
PIMCO High Yield Fund	2,404,408	429,108	2,833,516
PIMCO High Yield Municipal Bond Fund	199,274	35,564	234,838
PIMCO High Yield Spectrum Fund	625	112	737
PIMCO Income Fund	322,842	57,617	380,459
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	38,587	6,886	45,473
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	8,081	1,442	9,523
PIMCO Investment Grade Corporate Bond	1,534,006	273,769	1,807,775
PIMCO Long-Term U.S. Government Fund	448,287	80,004	528,291

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO Low Duration Fund	7,089,356	1,265,216	8,354,572
PIMCO Money Market Fund	144,067	25,711	169,778
PIMCO Mortgage-Backed Securities Fund	249,364	44,503	293,867
PIMCO Municipal Bond Fund	252,961	45,145	298,106
PIMCO New York Municipal Bond Fund	97,497	17,400	114,897
PIMCO Real Income™ 2019 Fund	8,070	1,440	9,510
PIMCO Real Income™ 2029 Fund	916	164	1,080
PIMCO Real Return Fund	8,760,091	1,563,388	10,323,479
PIMCO RealEstateRealReturn Strategy Fund	90,484	16,149	106,633
PIMCO RealRetirement® Income and Distribution Fund	3,269	583	3,852
PIMCO RealRetirement® 2020 Fund	3,114	556	3,670
PIMCO RealRetirement® 2030 Fund	1,467	262	1,729
PIMCO RealRetirement® 2040 Fund	1,034	185	1,219
PIMCO RealRetirement® 2050 Fund	272	49	321
PIMCO Short Duration Municipal Income Fund	379,415	67,713	447,128
PIMCO Short-Term Fund	3,047,990	543,966	3,591,956
PIMCO Small Cap StocksPLUS® TR	67,158	11,985	79,143
PIMCO StocksPLUS® Fund	136,746	24,405	161,151
PIMCO StocksPLUS® Total Return Fund	107,479	19,181	126,660
PIMCO StocksPLUS® TR Short Strategy	471,715	84,186	555,901
PIMCO Tax Managed Real Return Fund	2,041	364	2,405
PIMCO Total Return Fund	58,160,493	10,379,731	68,540,224
PIMCO Unconstrained Bond Fund	4,178,223	745,675	4,923,898
PIMCO Unconstrained Tax Managed Bond Fund	117,805	21,024	138,829

Payments Pursuant to Class B Plan

For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid the Distributor an aggregate of $14,876,960, $21,650,636 and $24,580,016, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$1,089,983	$1,501,064	$1,902,871
PIMCO CommodityRealReturn Strategy Fund®	965,887	1,046,886	1,663,781
PIMCO Diversified Income Fund	200,395	265,179	321,622
PIMCO Emerging Markets Bond Fund	316,838	420,962	485,634
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	66,300	116,374	157,690
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	24,509	41,881	52,664
PIMCO GNMA Fund	263,800	400,309	315,776
PIMCO High Yield Fund	1,012,725	1,572,432	1,985,219
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	27,395	36,096	55,825
PIMCO Long-Term U.S. Government Fund	125,308	220,423	277,955
PIMCO Low Duration Fund	540,843	976,981	1,313,491
PIMCO Money Market Fund	214,857[1]	484,946[2]	629,939
PIMCO Mortgage-Backed Securities Fund	64,074	105,801	127,391
PIMCO Municipal Bond Fund	66,243	126,244	186,500
PIMCO Real Return Fund	2,251,048	3,623,961	4,881,098
PIMCO RealEstateRealReturn Strategy Fund	32,612	29,195	51,180
PIMCO Short-Term Fund	33,052[3]	78,874[4]	84,158
PIMCO StocksPLUS® Fund	63,676	85,917	137,267
PIMCO StocksPLUS® Total Return Fund	50,875	70,229	110,613
PIMCO Total Return Fund	7,466,540	10,446,882	9,839,341

(1)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $214,857 and the Fund’s net payment pursuant to the Class B plan was $0.

(2)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $484,946 and the Fund’s net payment pursuant to the Class B plan was $0.

(3)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $3,865 and the Fund’s net payment pursuant to the Class B plan was $29,187.

(4)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $1,689 and the Fund’s net payment pursuant to the Class B plan was $77,185.

During the fiscal year ended March 31, 2011, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $12,623,003; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,252.967.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$924,916	$165,067	$1,089,983
PIMCO CommodityRealReturn Strategy Fund®	819,613	146,274	965,887
PIMCO Diversified Income Fund	170,047	30,348	200,395
PIMCO Emerging Markets Bond Fund	268,856	47,982	316,838
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	56,260	10,040	66,300
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	20,797	3,712	24,509
PIMCO GNMA Fund	223,850	39,950	263,800
PIMCO High Yield Fund	859,358	153,367	1,012,725
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	23,246	4,149	27,395
PIMCO Long-Term U.S. Government Fund	106,331	18,977	125,308
PIMCO Low Duration Fund	458,938	81,905	540,843
PIMCO Money Market Fund	182,319	32,538	214,857
PIMCO Mortgage-Backed Securities Fund	54,371	9,703	64,074
PIMCO Municipal Bond Fund	56,211	10,032	66,243
PIMCO Real Return Fund	1,910,149	340,899	2,251,048
PIMCO RealEstateRealReturn Strategy Fund	27,673	4,939	32,612
PIMCO Short-Term Fund	28,047	5,005	33,052
PIMCO StocksPLUS® Fund	54,033	9,643	63,676
PIMCO StocksPLUS® Total Return Fund	43,170	7,705	50,875
PIMCO Total Return Fund	6,335,807	1,130,733	7,466,540

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid the Distributor an aggregate of $219,699,168, $140,828,736 and $83,280,921, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$12,801,741	$9,676,564	$10,854,734
PIMCO All Asset All Authority Fund	10,730,874	3,931,302	2,190,212
PIMCO California Intermediate Municipal Bond Fund	27,826	611	N/A
PIMCO California Short Duration Municipal Income Fund	8,380	926	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	87	N/A	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	12,698	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	8,595,767	6,408,348	7,962,602
PIMCO Diversified Income Fund	1,169,440	807,594	792,107
PIMCO Emerging Local Bond Fund	742,714	138,065	49,797
PIMCO Emerging Markets Bond Fund	1,610,769	1,017,728	928,429
PIMCO Emerging Markets Currency Fund	819,600	838,781	1,261,018
PIMCO Floating Income Fund	469,622	230,968	259,466

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Foreign Bond Fund (Unhedged)	832,239	709,804	789,084
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	556,550	465,722	485,503
PIMCO Fundamental Advantage Total Return Strategy Fund	168,023	14,999	1,377
PIMCO Fundamental IndexPLUS™ TR Fund	101,413	45,063	67,540
PIMCO Global Advantage® Strategy Bond Fund	217,946	78,621	399
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	184,959	147,472	152,450
PIMCO Global Multi-Asset Fund	4,828,663	1,491,958	24,798
PIMCO GNMA Fund	2,653,454	2,043,538	674,745
PIMCO Government Money Market Fund	1,039[1]	184[2]	0
PIMCO High Yield Fund	5,435,537	4,351,545	3,914,125
PIMCO High Yield Municipal Bond Fund	440,013	362,356	238,263
PIMCO High Yield Spectrum Fund	11,179	N/A	N/A
PIMCO Income Fund	921,320	171,416	35,042
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	6,216	4,947	1,982
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	70,388	37,889	50,636
PIMCO Investment Grade Corporate Bond Fund	4,257,824	2,585,759	262,197
PIMCO Long-Term U.S. Government Fund	522,160	507,191	551,175
PIMCO Low Duration Fund	5,273,072	3,894,622	2,788,586
PIMCO Money Market Fund	73,658[3]	86,598[4]	98,806
PIMCO Mortgage-Backed Securities Fund	416,955	493,536	301,357
PIMCO Municipal Bond Fund	483,865	467,518	410,445
PIMCO New York Municipal Bond Fund	24,968	1,602	0
PIMCO Real Income™ 2019 Fund	17,652	529	N/A
PIMCO Real Income™ 2029 Fund	964	37	N/A
PIMCO Real Return Fund	19,362,570	14,821,455	11,780,115
PIMCO RealEstateRealReturn Strategy Fund	186,381	75,700	105,515
PIMCO RealRetirement® Income and Distribution Fund	4,135	2,295	339
PIMCO RealRetirement® 2020 Fund	7,248	2,456	N/A
PIMCO RealRetirement® 2030 Fund	11,323	3,339	N/A
PIMCO RealRetirement® 2040 Fund	458	179	N/A
PIMCO RealRetirement® 2050 Fund	1,679	547	N/A
PIMCO Short Duration Municipal Income Fund	134,264	124,165	107,922
PIMCO Short-Term Fund	1,634,778	1,215,013	575,076
PIMCO Small Cap StocksPLUS® TR Fund	73,283	8,983	5,711
PIMCO StocksPLUS® Fund	322,095	292,278	399,718
PIMCO StocksPLUS® Total Return Fund	113,282	82,416	122,322
PIMCO StocksPLUS® TR Short Strategy Fund	341,432	144,127	56,051
PIMCO Tax Managed Real Return Fund	3,813	185	N/A
PIMCO Total Return Fund	124,009,876	81,024,461	34,898,902
PIMCO Unconstrained Bond Fund	8,795,783	1,984,437	82,293
PIMCO Unconstrained Tax Managed Bond Fund	191,412	29,693	81

(1)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $1,039 and the Fund’s net payment pursuant to the Class C plan was $0.

(2)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $184 and the Fund’s net payment pursuant to the Class C plan was $0.

(3)	For the fiscal year ended March 31, 2011, the Distributor waived or reimbursed $73,658 and the Fund’s net payment pursuant to the Class C plan was $0.

(4)	For the fiscal year ended March 31, 2010, the Distributor waived or reimbursed $86,598 and the Fund’s net payment pursuant to the Class C plan was $0.

During the fiscal year ended March 31, 2011, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $186,427,926; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $33,271,242.

These totals, if allocated among: (i) sales commissions and compensation; and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset All Authority Fund	$9,105,790	$1,625,084	$10,730,874
PIMCO All Asset Fund	10,863,045	1,938,696	12,801,741
PIMCO California Intermediate Municipal Bond Fund	23,612	4,214	27,826
PIMCO California Short Duration Municipal Income Fund	7,111	1,269	8,380
PIMCO CommoditiesPLUS® Short Strategy Fund	74	13	87
PIMCO CommoditiesPLUS® Strategy Fund	10,775	1,923	12,698
PIMCO CommodityRealReturn Strategy Fund®	7,294,024	1,301,743	8,595,767
PIMCO Emerging Markets Currency Fund	695,480	124,120	819,600
PIMCO Diversified Income Fund	992,340	177,100	1,169,440
PIMCO Emerging Local Bond Fund	630,237	112,477	742,714
PIMCO Emerging Markets Bond Fund	1,366,834	243,935	1,610,769
PIMCO Floating Income Fund	398,502	71,120	469,622
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	472,266	84,284	556,550
PIMCO Foreign Bond Fund (Unhedged)	706,205	126,034	832,239
PIMCO Fundamental Advantage Total Return Strategy Fund	142,578	25,445	168,023
PIMCO Global Advantage® Strategy Bond Fund	184,940	33,006	217,946
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	156,949	28,010	184,959
PIMCO Global Multi-Asset Fund	4,097,410	731,253	4,828,663
PIMCO GNMA Fund	2,251,615	401,839	2,653,454
PIMCO Government Money Market Fund	882	157	1,039
PIMCO High Yield Fund	4,612,379	823,158	5,435,537
PIMCO High Yield Municipal Bond Fund	373,377	66,636	440,013
PIMCO High Yield Spectrum Fund	9,486	1,693	11,179
PIMCO Income Fund	781,795	139,525	921,320
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	59,728	10,660	70,388
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	5,275	941	6,216
PIMCO Investment Grade Corporate Bond Fund	3,613,019	644,805	4,257,824
PIMCO Long-Term U.S. Government Fund	443,084	79,076	522,160
PIMCO Low Duration Fund	4,474,518	798,554	5,273,072
PIMCO Money Market Fund	62,503	11,155	73,658
PIMCO Mortgage-Backed Securities Fund	353,811	63,144	416,955
PIMCO Municipal Bond Fund	410,588	73,277	483,865
PIMCO New York Municipal Bond Fund	21,187	3,781	24,968
PIMCO Real Income™ 2019 Fund	14,979	2,673	17,652
PIMCO Real Income™ 2029 Fund	818	146	964
PIMCO Real Return Fund	16,430,302	2,932,268	19,362,570
PIMCO RealEstateRealReturn Strategy Fund	158,155	28,226	186,381
PIMCO RealRetirement® Income and Distribution Fund	3,509	626	4,135
PIMCO RealRetirement® 2020 Fund	6,150	1,098	7,248
PIMCO RealRetirement® 2030 Fund	9,608	1,715	11,323
PIMCO RealRetirement® 2040 Fund	389	69	458
PIMCO RealRetirement® 2050 Fund	1,425	254	1,679
PIMCO Short Duration Municipal Income Fund	113,931	20,333	134,264
PIMCO Short-Term Fund	1,387,207	247,571	1,634,778
PIMCO Small Cap StocksPLUS® TR Fund	62,185	11,098	73,283
PIMCO StocksPLUS® Fund	273,317	48,778	322,095
PIMCO StocksPLUS® Total Return Fund	96,127	17,155	113,282
PIMCO StocksPLUS® TR Short Strategy Fund	289,726	51,706	341,432
PIMCO Tax Managed Real Return Fund	3,236	577	3,813
PIMCO Total Return Fund	105,229,821	18,780,056	124,009,877
PIMCO Unconstrained Bond Fund	7,463,750	1,332,033	8,795,783
PIMCO Unconstrained Tax Managed Bond Fund	162,425	28,987	191,412

Payments Pursuant to Class R Plan

For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid the Distributor an aggregate of $14,707,736, $9,033,829 and $4,741,843, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$120,598	$24,557	$5,822
PIMCO CommoditiesPLUSTM Strategy Fund	58	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	3,779	2	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	69,429	42,155	48,589
PIMCO Global Advantage® Strategy Bond Fund	8,782	310	16
PIMCO Global Multi-Asset Fund	25,135	1,953	194
PIMCO High Yield Fund	200,621	117,941	76,409
PIMCO Income Fund	1,052	177	77
PIMCO Low Duration Fund	355,629	151,783	187,884
PIMCO Real Return Fund	1,513,074	981,710	625,405
PIMCO RealRetirement® Income and Distribution Fund	532	467	38
PIMCO RealRetirement® 2020 Fund	3,185	1,420	29
PIMCO RealRetirement® 2030 Fund	1,112	470	28
PIMCO RealRetirement® 2040 Fund	1,504	995	27
PIMCO RealRetirement® 2050 Fund	154	98	33
PIMCO Short-Term Fund	46,392	22,195	12,218
PIMCO StocksPLUS® Fund	11,858	9,302	9,428
PIMCO Total Return Fund	12,254,819	7,632,965	3,764,738
PIMCO Unconstrained Bond Fund	90,024	45,330	10,908

During the fiscal year ended March 31, 2011, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $12,480,396; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,227,340.

These totals, if allocated among: (i) sales commissions and compensation and; (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Materials and Other Expenses	Total
PIMCO All Asset Fund	$102,335	$18,263	$120,598
PIMCO CommoditiesPLUS® Strategy Fund	49	9	58
PIMCO CommodityRealReturn Strategy Fund®	3,207	572	3,779
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	58,915	10,514	69,429
PIMCO Global Advantage® Strategy Bond Fund	7,452	1,330	8,782
PIMCO Global Multi-Asset Fund	21,328	3,806	25,135
PIMCO High Yield Fund	170,239	30,382	200,621
PIMCO Income Fund	893	159	1,052
PIMCO Low Duration Fund	301,773	53,856	355,629
PIMCO Real Return Fund	1,283,934	229,140	1,513,074
PIMCO RealRetirement® Income and Distribution Fund	452	81	532
PIMCO RealRetirement® 2020 Fund	2,702	482	3,185
PIMCO RealRetirement® 2030 Fund	943	168	1,112
PIMCO RealRetirement® 2040 Fund	1,276	228	1,504
PIMCO RealRetirement® 2050 Fund	131	23	154
PIMCO Short-Term Fund	39,366	7,026	46,392
PIMCO StocksPLUS® Fund	10,062	1,796	11,858
PIMCO Total Return Fund	10,398,949	1,855,870	12,254,819
PIMCO Unconstrained Bond Fund	76,391	13,633	90,024

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed (or be less than) the distribution and/or servicing fees collected by the Distributor. As of March 31, 2011, such expenses were approximately $3,810,000 in excess of payments under the Class A Plan, $10,155,000 in excess of payments under the Class B Plan, $90,438,000 in excess of payments under the Class C Plan and $3,630,000 in excess of payments under the Class R Plan.

The allocation of such excess (on a pro rata basis) among the operational Funds listed below as of March 31, 2011 was as follows:

Fund	Class A	Class B	Class C	Class R
PIMCO All Asset All Authority Fund	$100,525	N/A	$4,782,489	N/A
PIMCO All Asset Fund	92,544	$739,307	5,693,206	18,097
PIMCO California Intermediate Municipal Bond Fund	2,216	N/A	12,492	N/A
PIMCO California Short Duration Municipal Income Fund	11,535	N/A	7,143	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	2	N/A	77	N/A
PIMCO CommoditiesPLUS® Strategy Fund	84	N/A	6,878	10
PIMCO CommodityRealReturn Strategy Fund®	132,498	656,542	3,826,388	576
PIMCO Diversified Income Fund	10,385	135,934	520,048	N/A
PIMCO Emerging Local Bond Fund	19,968	N/A	331,489	N/A
PIMCO Emerging Markets Bond Fund	27,255	214,882	716,109	N/A
PIMCO Emerging Markets Currency Fund	13,747	N/A	363,855	N/A
PIMCO Floating Income Fund	9,793	N/A	380,751	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	18,680	44,907	247,112	10,369
PIMCO Foreign Bond Fund (Unhedged)	19,350	N/A	369,608	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	3,974	N/A	74,872	N/A
PIMCO Fundamental IndexPLUS® TR Fund	2,031	N/A	45,288	N/A
PIMCO Global Advantage® Strategy Bond Fund	5,331	N/A	96,853	1,317
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	2,129	16,596	82,160	N/A
PIMCO Global Multi-Asset Fund	45,760	N/A	2,151,005	3,779
PIMCO GNMA Fund	32,291	178,793	1,178,126	N/A
PIMCO Government Money Market Fund	85	N/A	4,615	N/A
PIMCO High Yield Fund	70,905	686,463	2,415,281	29,990
PIMCO High Yield Municipal Bond Fund	5,869	N/A	195,370	N/A
PIMCO High Yield Spectrum Fund	35	N/A	9,253	N/A
PIMCO Income Fund	9,599	N/A	411,715	159
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,138	18,570	31,304	N/A
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	236	N/A	2,765	N/A
PIMCO Investment Grade Corporate Bond Fund	45,238	N/A	1,892,456	N/A
PIMCO Long-Term U.S. Government Fund	13,212	84,934	231,930	N/A
PIMCO Low Duration Fund	209,046	366,393	4,261,379	53,297
PIMCO Money Market Fund	10,625	145,733	327,592	N/A
PIMCO Mortgage-Backed Securities Fund	7,342	43,390	184,879	N/A
PIMCO Municipal Bond Fund	7,448	44,850	286,389	N/A
PIMCO New York Municipal Bond Fund	2,870	N/A	11,140	N/A
PIMCO Real Income™ 2019 Fund	239	N/A	10,469	N/A
PIMCO Real Income™ 2029 Fund	27	N/A	565	79
PIMCO Real Return Fund	258,234	1,525,274	11,469,690	225,992
PIMCO RealEstateRealReturn Strategy Fund	2,671	22,161	83,130	N/A
PIMCO RealRetirement® Income and Distribution Fund	97	N/A	1,842	79
PIMCO RealRetirement® 2020 Fund	92	N/A	3,230	476
PIMCO RealRetirement® 2030 Fund	43	N/A	5,040	166
PIMCO RealRetirement® 2040 Fund	31	N/A	204	224
PIMCO RealRetirement® 2050 Fund	8	N/A	749	23
PIMCO Short Duration Municipal Income Fund	11,169	N/A	108,370	N/A
PIMCO Short-Term Fund	89,777	22,407	1,319,693	6,927
PIMCO Small Cap StocksPLUS® TR Fund	1,988	N/A	32,839	N/A
PIMCO StocksPLUS® Fund	4,036	43,196	190,873	1,770
PIMCO StocksPLUS® Total Return Fund	3,176	34,504	50,489	N/A
PIMCO StocksPLUS® TR Short Strategy Fund	13,912	N/A	151,715	N/A
PIMCO Tax Managed Real Return Fund	61	N/A	2,263	N/A
PIMCO Total Return Fund	1,714,207	5,063,161	55,088,631	1,830,238
PIMCO Unconstrained Bond Fund	123,506	N/A	3,919,991	13,510
PIMCO Unconstrained Tax Managed Bond Fund	3,488	N/A	85,337	N/A

The allocation of such excess among the operational Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2011 was as follows:

Fund	Class A	Class B	Class C	Class R
PIMCO All Asset All Authority Fund	0.00625%	N/A	0.44%
PIMCO All Asset Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO California Intermediate Municipal Bond Fund	0.00625%	N/A	0.44%	N/A
PIMCO California Short Duration Municipal Income Fund	0.00625%	N/A	0.44%	N/A
PIMCO CommoditiesPLUS® Short Strategy Fund	0.00625%	N/A	0.44%	N/A
PIMCO CommoditiesPLUS® Strategy Fund	0.00625%	N/A	0.44%	0.075%
PIMCO CommodityRealReturn Strategy Fund®	0.00625%	0.68%	0.44%	0.075%
PIMCO Diversified Income Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Emerging Local Bond Fund	0.00625%	N/A	0.44%	N/A
PIMCO Emerging Markets Bond Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Emerging Markets Currency Fund	0.00625%	N/A	0.44%	N/A
PIMCO Floating Income Fund	0.00625%	N/A	0.44%	N/A
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.00625%	0.68%	0.44%	0.075%
PIMCO Foreign Bond Fund (Unhedged)	0.00625%	N/A	0.44%	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0.00625%	N/A	0.44%	N/A
PIMCO Fundamental IndexPLUS® TR Fund	0.00625%	N/A	0.44%	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.00625%	N/A	0.44%	0.075%
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.00625%	0.68%	0.44%	N/A
PIMCO Global Multi-Asset Fund	0.00625%	N/A	0.44%	0.075%
PIMCO GNMA Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Government Money Market Fund	0.00625%	N/A	0.44%	N/A
PIMCO High Yield Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO High Yield Municipal Bond Fund	0.00625%	N/A	0.44%	N/A
PIMCO High Yield Spectrum Fund	0.00625%	N/A	0.44%	N/A
PIMCO Income Fund	0.00625%	N/A	0.44%	0.075%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00625%	0.68%	0.44%	N/A
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.00625%	N/A	0.44%	N/A
PIMCO Investment Grade Corporate Bond Fund	0.00625%	N/A	0.44%	N/A
PIMCO Long-Term U.S. Government Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Low Duration Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO Money Market Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Mortgage-Backed Securities Fund	0.00625%	0.68%	0.44%	N/A
PIMCO Municipal Bond Fund	0.00625%	0.68%	0.44%	N/A
PIMCO New York Municipal Bond Fund	0.00625%	N/A	0.44%	N/A
PIMCO Real Income™ 2019 Fund	0.00625%	N/A	0.44%	N/A
PIMCO Real Income™ 2029 Fund	0.00625%	N/A	0.44%	N/A
PIMCO Real Return Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO RealEstateRealReturn Strategy Fund	0.00625%	0.68%	0.44%	N/A
PIMCO RealRetirement® Income and Distribution Fund	0.00625%	N/A	0.44%	0.075%
PIMCO RealRetirement® 2020 Fund	0.00625%	N/A	0.44%	0.075%
PIMCO RealRetirement® 2030 Fund	0.00625%	N/A	0.44%	0.075%
PIMCO RealRetirement® 2040 Fund	0.00625%	N/A	0.44%	0.075%
PIMCO RealRetirement® 2050 Fund	0.00625%	N/A	0.44%	0.075%
PIMCO Short Duration Municipal Income Fund	0.00625%	N/A	0.44%	N/A
PIMCO Short-Term Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO Small Cap StocksPLUS® TR Fund	0.00625%	N/A	0.44%	N/A
PIMCO StocksPLUS® Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO StocksPLUS® Total Return Fund	0.00625%	0.68%	0.44%	N/A
PIMCO StocksPLUS® TR Short Strategy Fund	0.00625%	N/A	0.44%	N/A
PIMCO Tax Managed Real Return Fund	N/A	N/A	0.44%	N/A
PIMCO Total Return Fund	0.00625%	0.68%	0.44%	0.075%
PIMCO Unconstrained Bond Fund	0.00625%	N/A	0.44%	0.075%

Distribution and Servicing Plan for Administrative Class Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Administrative Class Plan”).

Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, certain services in connection with the distribution and marketing of Administrative Class shares and/or certain shareholder services to an intermediary’s customers that invest in Administrative Class shares of the Funds in an amount not to exceed 0.25% of the average daily net assets attributable to the Administrative Class shares.

The fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure services including, among other things, providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and the Statement of Additional Information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options. In addition, the fee payable pursuant to the Administrative Class Plan may be used by the Distributor to provide or procure administrative services for Administrative Class shareholders of the Funds including, among other things, receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In accordance with Rule 12b-1 under the 1940 Act, the Administrative Class Plan may not be amended to increase materially the costs which Administrative Class shareholders may bear under the respective Administrative Class Plan without approval of a majority of the outstanding Administrative Class shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Administrative Class Plan or any agreements related to it (the “Administrative Class Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Administrative Class Plan and any related amendments. The Administrative Class Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Administrative Class Plan Trustees. The Administrative Class Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Administrative Class Plan Trustees. The Administrative Class Plan may be terminated at any time, without penalty, by vote of a majority of the Administrative Class Plan Trustees or by a vote of a majority of the outstanding Administrative Class shares of a Fund. Pursuant to the Administrative Class Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Administrative Class Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of asset-based sales charges (“distribution fees”) that may be paid by mutual funds out of their assets. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub account services) are not subject to these limits on distribution fees. The Trust believes that some, if not all, of the fees paid pursuant to the Administrative Class Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to the Administrative Class Plans

For the fiscal years ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid qualified service providers an aggregate amount of $104,207,778, $87,114,055 and $76,719,109, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$542,118	$336,013	$336,636
PIMCO California Intermediate Municipal Bond Fund	0	1	3,315
PIMCO CommodityRealReturn Strategy Fund®	2,589,104	2,291,038	2,389,560
PIMCO Convertible Fund	101,196	62,674	47,889
PIMCO Diversified Income Fund	19,653	13,872	11,800
PIMCO Emerging Local Bond Fund	656,670	142,161	24,527
PIMCO Emerging Markets Bond Fund	52,562	29,934	77,749
PIMCO Emerging Markets Currency Fund	30,179	8,700	39,287
PIMCO Floating Income Fund	310	53	22
PIMCO Foreign Bond Fund (Unhedged)	45,238	336,605	1,943,917
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	54,204	68,852	94,305
PIMCO Fundamental IndexPLUS™ TR Fund	75	25	23
PIMCO Global Bond Fund (Unhedged)	519,210	431,414	463,079
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,249	208	29
PIMCO High Yield Fund	2,271,728	1,633,235	1,860,446

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Income Fund	1,300	183	25
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	25	21	20
PIMCO Investment Grade Corporate Bond Fund	111,417	52,394	3,124
PIMCO Long-Term U.S. Government Fund	295,188	235,817	296,436
PIMCO Low Duration Fund	2,560,740	1,809,718	1,106,522
PIMCO Low Duration Fund II	36,139	10,815	2,460
PIMCO Low Duration Fund III	1,428	379	78
PIMCO Money Market Fund	85,863[1]	54,621[2]	15,856
PIMCO Mortgage-Backed Securities Fund	186,703	298,384	428,870
PIMCO Municipal Bond Fund	2,406	2,416	2,288
PIMCO Real Return Fund	2,954,919	2,297,689	2,010,760
PIMCO RealRetirement® Income and Distribution Fund	31	24	17
PIMCO RealRetirement® 2020 Fund	511	170	16
PIMCO RealRetirement® 2030 Fund	26	23	16
PIMCO RealRetirement® 2040 Fund	26	23	15
PIMCO RealRetirement® 2050 Fund	27	23	15
PIMCO Short Duration Municipal Income Fund	9,126	14,069	35,931
PIMCO Short-Term Fund	6,308,172	5,575,461	4,138,244
PIMCO StocksPLUS® Fund	7,038	5,924	15,912
PIMCO Total Return Fund	84,290,533	71,065,774	61,126,175
PIMCO Total Return Fund II	241,164	212,211	177,793
PIMCO Total Return Fund III	231,471	123,111	65,929

(1)	For the fiscal year ended March 31, 2011, the Distributor or its affiliates waived or reimbursed $85,863 and the Fund’s net payment pursuant to the Administrative Class Plans was $0.

(2)	For the fiscal year ended March 31, 2010, the Distributor or its affiliates waived or reimbursed $51,684 and the Fund’s net payment pursuant to the Administrative Class Plans was $2,937.

The remaining Funds did not make payments under the Administrative Class Plans.

Plan for Class D Shares

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “Class D Plan”).

Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The fee payable pursuant to the Class D Plan may be used by the Distributor to provide or procure services including, among other things, facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; advertising with respect to a Fund’s Class D shares; providing information about a Fund; providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and shareholder services provided by a financial services firm such as a broker-dealer or registered investment advisor (a “Service Organization”) that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

In addition to payments pursuant to the Class D Plan, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to a Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

A financial intermediary may be paid for its distribution, shareholder services, maintenance of shareholder accounts and/or sub-transfer agency or sub-accounting services directly or indirectly by the Funds, PIMCO, the Distributor or their affiliates in the aggregate normally not to exceed an annual rate of 0.40% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the respective Class D Plan without approval of a majority of the outstanding Class D shares, as applicable, and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Class D Plan or any agreements related to it (the “Class D Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Class D Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Class D Plan Trustees. The Class D Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Class D Plan Trustees. The Class D Plan may be terminated at any time, without penalty, by vote of a majority of the Class D Plan Trustees or by a vote of a majority of the outstanding Class D shares of a Fund. Pursuant to the Class D Plan, the Board of Trustees will be provided with quarterly reports of amounts expended under the Class D Plan and the purpose for which such expenditures were made.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds out of their assets. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency or sub-account services), are not subject to these limits on distribution fees. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, FINRA rules limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2011, March 31, 2010 and March 31, 2009, the Trust paid $74,025,147, $47,066,396 and $28,929,423, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	$1,284,582	$660,914	$698,479
PIMCO All Asset All Authority Fund	1,250,903	352,659	120,159
PIMCO California Intermediate Municipal Bond Fund	13,830	10,150	6,141
PIMCO California Short Duration Municipal Income Fund	19,131	18,655	7,181
PIMCO CommoditiesPLUS® Short Strategy Fund	163	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	12,686	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	2,408,808	1,706,298	2,222,379
PIMCO Diversified Income Fund	135,493	71,895	61,175
PIMCO Emerging Local Bond Fund	1,770,044	478,863	21,207
PIMCO Emerging Markets Bond Fund	809,101	467,240	377,069
PIMCO Emerging Markets Currency Fund	766,249	588,353	1,140,668
PIMCO Floating Income Fund	123,825	72,546	70,881
PIMCO Foreign Bond Fund (Unhedged)	901,774	532,567	371,741
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	764,117	346,882	349,436
PIMCO Fundamental Advantage Total Return Strategy Fund	223,652	11,186	101
PIMCO Fundamental IndexPLUS™ TR Fund	179,482	6,779	18,279
PIMCO Global Advantage® Strategy Bond Fund	205,985	75,416	57
PIMCO Global Bond Fund (Unhedged)	32,874	9,685	567
PIMCO Global Multi-Asset Fund	415,435	168,831	6,138
PIMCO GNMA Fund	433,578	408,152	210,478
PIMCO High Yield Fund	1,896,013	1,547,066	1,059,798
PIMCO High Yield Municipal Bond Fund	61,174	67,350	32,564
PIMCO High Yield Spectrum Fund	7,860	N/A	N/A
PIMCO Income Fund	579,769	19,126	5,163
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	5,990	2,763	2,931
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	121,448	88,479	14,054
PIMCO Investment Grade Corporate Bond Fund	886,312	657,569	133,278

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Low Duration Fund	4,238,037	1,992,209	1,263,989
PIMCO Mortgage-Backed Securities Fund	291,784	451,416	437,266
PIMCO Municipal Bond Fund	40,798	51,525	95,345
PIMCO New York Municipal Bond Fund	73,402	66,506	59,787
PIMCO Real Income™2019 Fund	1,040	42	N/A
PIMCO Real Income™ 2029 Fund	846	23	N/A
PIMCO Real Return Fund	4,298,541	3,021,318	2,655,578
PIMCO RealEstateRealReturn Strategy Fund	88,994	19,118	51,192
PIMCO RealRetirement® Income and Distribution Fund	836	264	31
PIMCO RealRetirement® 2020 Fund	3,330	966	94
PIMCO RealRetirement® 2030 Fund	2,350	659	32
PIMCO RealRetirement® 2040 Fund	1,130	455	21
PIMCO RealRetirement® 2050 Fund	4,093	181	22
PIMCO Short Duration Municipal Income Fund	22,313	33,958	63,447
PIMCO Short-Term Fund	1,302,633	830,612	215,206
PIMCO Small Cap StocksPLUS® TR Fund	65,509	1,442	313
PIMCO StocksPLUS® Fund	16,188	12,421	10,763
PIMCO StocksPLUS® Total Return Fund	144,312	22,974	15,157
PIMCO StocksPLUS® TR Short Strategy Fund	314,042	147,835	71,281
PIMCO Tax Managed Real Return Fund	3,332	436	N/A
PIMCO Total Return Fund	45,130,641	31,024,371	16,971,489
PIMCO Unconstrained Bond Fund	2,627,778	1,001,309	88,345
PIMCO Unconstrained Tax Managed Bond Fund	35,840	14,604	69

Additional Payments to Financial Firms

The Distributor, PIMCO and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of Class A, Class B, Class C, Class D and Class R shares of the Funds and for other services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial advisors and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial advisors (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and also may take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor, PIMCO and their affiliates together or a particular class of shares, during a specified period of time. The Distributor, PIMCO and their affiliates also may make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets (and sometimes, therefor referred to as “revenue sharing”) pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made generally to the financial firms (as selected by the Distributor) that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.03% of the assets invested in series of the Trust and PIMCO Equity Series by that financial firms’ customers or clients. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor, PIMCO or their affiliates may make payments of an agreed upon amount which generally will not exceed the amount that would have been payable pursuant to the formulae.

In addition to the payments and incentives described immediately above, additional amounts may be paid to participating financial firms for providing services in respect of shareholders holding Fund shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and their accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to their accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Distributor, PIMCO or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, PIMCO, the Distributor or their affiliates, may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-networked accounts and from $14 to $19 for services to omnibus accounts, or (ii) an annual fee of up to 0.25% per annum of the value of the assets in the relevant accounts. These payments may be material to financial firms relative to other compensation paid by a Fund and/or PIMCO, the Distributor and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) the market support, revenue sharing or “shelf space” fees disclosed elsewhere herein paid to such financial intermediaries. The additional servicing payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial advisors may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial advisors also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-accounting and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.

As of July 31, 2011, the Distributor and PIMCO anticipate that the firms that will receive the additional payments for marketing support, shelf space or other services (i) with respect to Class A, B, C and R shares as described above, or (ii) with respect to Class D shares as described above under “Plan for Class D Shares,” include:

Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Broker Dealer Financial Services Corp.

Cadaret, Grant & Co., Inc.

Cambridge Investment Research, Inc.

CCO Investment Services

Charles Schwab & Co., Inc.

Chase Investment Services Corp

Comerica Securities

Commonwealth Financial Network

Cuna Brokerage Services

D.A. Davidson & Co.

Fidelity Brokerage Services LLC

Financial Network Investment Corp.

First Allied Securities, Inc.

FSC Securities

HSBC Brokerage (USA) Inc.

ING Financial Partners

Janney Montgomery Scott LLC

Lincoln Financial Securities Corp

LPL Financial

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MML Distributors, LLC

Morgan Stanley Smith Barney LLC

Multi-Financial Securities Corp.

Mutual Service Corporation

National Financial Services LLC

National Planning Corporation

Northwestern Mutual Investment Services, LLC

Oppenheimer & Co., Inc.

Pershing LLC

Piper Jaffray & Co.

PrimeVest Financial Services

Questar Captial

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets Corporation

RBC Dain Rauscher

Robert W. Baird & Co.

Royal Alliance Associates

SagePoint Financial, Inc.

Securities America, Inc.

Sterne Agee

SunTrust Investment Services

UBS Financial Services

United Planners Financial Services of America

US Bancorp Investments, Inc.

UVEST

Wells Fargo Advisers LLP

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor and employees of PIMCO or their affiliates visit financial firms on a regular basis to educate financial advisors and other personnel about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

Additional Information About Institutional Class, Administrative Class, Class M and Class P Shares

Institutional Class, Administrative Class, Class M and Class P shares of the Trust may be offered through brokers, other financial firms and other entities, such as retirement or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: providing explanations and answering inquiries regarding the Funds and shareholder accounts; providing recordkeeping and other administrative services, including preparing record date shareholder lists for proxy solicitation; maintaining records of and facilitating shareholder purchases and redemptions; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to shareholder accounts; issuing and mailing dividend checks to shareholders who have selected cash distributions; assisting in the establishment and maintenance of shareholder accounts; providing account designations and other information; capturing and processing tax data; establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations; providing sub-accounting services; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Distributor, PIMCO or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents also may independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

PIMCO and/or its affiliates make payments to selected service agents for providing administrative, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, but not limited to, the following services: providing explanations and answering inquiries regarding the Funds and shareholder accounts; providing recordkeeping and other administrative services; acting as the shareholder of record and nominee for holders of Class P shares; maintaining records of and receiving, aggregating and processing shareholder purchases and redemptions; communicating periodically with shareholders; processing and mailing trade confirmations, periodic statements, prospectuses, shareholder reports, shareholder notices and other SEC-required communications to shareholders; providing periodic statements to certain plans and participants in such plans of the Funds held for the benefit of each participant in the plan; processing, collecting and posting distributions to shareholder accounts; assisting in the establishment and maintenance of shareholder accounts; capturing and processing tax data; providing sub-accounting services; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; providing recordkeeping services related to purchase and redemption transactions, including providing such information as may be necessary to assume compliance with applicable blue sky requirements; and performing similar administrative services as requested by the Distributor, PIMCO or their affiliates to the extent that the firm is permitted by applicable statute, rule or regulation to provide such information or services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of Class P share assets in the relevant accounts out of PIMCO’s and/or its affiliates’ resources, including the Class P supervisory and administrative fees paid to PIMCO under the Trust’s Supervision and Administration Agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the marketing support, revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts.

With respect to Class M shares, PIMCO and/or its affiliates may make payments to selected service agents for providing sub-accounting, administrative and/or shareholder processing services that are in addition to the supervisory and administrative fees paid by the Funds. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO and/or its affiliates will pay an amount that may be based on a fixed dollar amount, the number of customer accounts maintained by the institution, or a percentage of the value of shares sold to, or held by, customers of the service agent out of PIMCO’s and/or its affiliates’ resources, including the Class M supervisory and administrative fees paid to PIMCO under the Trust’s Supervision and Administration Agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

In addition, PIMCO and its affiliates also may make payments out of their own resources, at no cost to the Funds, to financial firms for services which may be deemed to be primarily intended to result in the sale of Institutional Class, Administrative Class, Class M or Class P shares of the Funds. The payments described in this section may be significant to the payors and the payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of Class A, Class B, Class C and Class R shares are discussed in the applicable Prospectuses under the “How to Buy and Sell Shares” section, and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional Class, Class M, Class P, Administrative Class and Class D shares are discussed in the applicable Prospectuses under the “Purchases, Redemptions and Exchanges” section, and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Trust.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of Class A, Class C and Class D is $1,000. The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $1 million per account, except the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for certain employees of PIMCO and its affiliates.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class M, Class P, and Administrative Class shares, please call 1-800-927-4648. To obtain more information about exceptions to the minimum initial investment or minimum subsequent investment for Class A, C, D, and R shares, please call 1-800-426- 0107.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Class A, B, C and R Prospectuses under the caption “Exchanging Shares,” and in the Institutional Class, Class M, Class P, Administrative Class and Class D Prospectuses under the caption “Exchange Privilege,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment, each on the basis of their respective net asset values. A shareholder may also exchange Class M shares of any Fund for Institutional Class shares of any other Fund of the Trust or any series of PIMCO Equity Series that is available for investment. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (“CDSC”)), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs, and no redemption fee will apply to intra-fund exchanges. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a Class A sales charge will not apply but a shareholder will be responsible for paying any applicable CDSCs attributable to those Class B shares. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. If Class P shares are exchanged for Class A Shares, a Class A sales charge will not apply. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

For each Fund (except for PIMCO Government Money Market and PIMCO Treasury Money Market Funds), orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:30 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early (the “cut-off time”)) on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time. Orders for exchanges received after the cut-off time on any day that the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time, the next day the PIMCO Government Money Market and PIMCO Treasury Money Market Funds are open for business. Requests to exchange shares of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds for shares of other Funds of the Trust or any series of PIMCO Equity Series received after 4:00 p.m., Eastern time, will be effected at the next day’s net asset value for those funds.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus and in “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R shares,” below. The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares

How to Buy Shares—Class A, Class B, Class C and Class R Shares.

Purchases through Financial Firms. Class A, Class C and Class R shares of each Fund are offered through various financial firms including broker-dealers, banks, trust companies and certain other firms. Class B Shares of the Funds are no longer available for purchase, as described in each Fund’s prospectus.

Purchases By Mail. Investors who wish to invest in Class A or Class C shares by mail may send a completed application form along with a check payable to PIMCO Family of Funds, to:

Regular Mail:

PIMCO Funds

P.O. Box 55060

Boston, MA 02205-5060

Overnight Mail:

PIMCO Funds

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

(The Distributor does not make recommendations or provide investment advice and will not accept any responsibility for your selection of investments made with or without the assistance of a representative of your financial firm.) All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Fund Distributions” in the applicable Fund’s Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling 1-800-426-0107 or by calling your financial firm representative.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, third party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone. You may elect to purchase shares over the phone after enrolling in Fund Link (see “PIMCO Funds Fund Link” below) by calling 1-800-426-0107.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs (except through omnibus accounts), SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial firm level). Although Class R shares may be purchased by a plan administrator directly through the Distributor, specified benefit plans that purchase Class R shares directly through the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares—Class A and Class C Shares. Subsequent purchases of Class A or Class C shares can be made as indicated above by mailing a check with a letter of instruction describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Automatic Investment Plan, the Automatic Exchange Plan, tax-qualified programs and the PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to PIMCO Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to the address under “Purchases By Mail.”

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the applicable Prospectuses for details.

Additional Information About Purchasing Shares—Class A, Class C and Class R Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either: (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”); or (ii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements.” Purchase payments for Class C and R shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders (except purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, which are discussed below) received by the Funds prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Funds after the offering price is determined that day from financial firms or certain retirement plans that have an agreement with the Administrator or the Distributor will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and best efforts are made to transmit the order to the Funds so that it is received by 9:00 a.m., Eastern time, but no later than 9:30 a.m., Eastern time, on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Purchase orders for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds received by the Fund prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. Orders received by the PIMCO Government Money Market and PIMCO Treasury Money Market Funds after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the orders were received by a financial firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Funds prior to such time as agreed upon by the Distributor or Administrator. The PIMCO Government Money Market and PIMCO Treasury Money Market Funds are “open for business” on each day the New York Stock Exchange and Federal Reserve are open, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the PIMCO Government Money Market or PIMCO Treasury Money Market Fund may close trading early. Purchase orders for PIMCO Government Money Market and PIMCO Treasury Money Market Fund shares will be accepted only on days on which a Fund is open for business. If a purchase order is received by the Fund on a day when the Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value).

Minimum Purchase Amounts. The minimum initial investment in Class A or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about commissions and other payments to participating brokers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker or its clearing firm but you may hold your shares in a direct fund account. No share certificates will be issued in either case except, and to the extent, provided in the applicable prospectus.

Tax-Qualified Specified Benefit and Other Plans. The Funds make available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which State Street Bank and Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code. The Funds make available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with State Street Bank and Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through omnibus account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial firm maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Automatic Investment Plan. The Automatic Investment Plan plan provides for periodic investments into a shareholder’s account with the Funds by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Automatic Investment Plan is $1,000 per Fund. Investments may be made monthly, quarterly or annually, and may be in any amount subject to a minimum of $50 per Fund for each Fund in which shares are purchased through the plan. Further information regarding the Automatic Investment Plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain the appropriate Account Options Form by calling 1-800-426-0107 or your financial advisor or by visiting www.pimco.com/investments. The use of the appropriate form may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Automatic Exchange Plan. Further information regarding the Automatic Exchange Plan is available by calling PIMCO Funds at 1-800-426-0107 or your financial advisor. You may enroll by completing the Account Options Form, which may be obtained by telephone request or by visiting www.investments.pimco.com. The use of the appropriate form may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

PIMCO Funds Fund Link. PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the investor’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. You may use Fund Link to make subsequent purchases of shares. To initiate such purchases, call 1-800-426-0107. All calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”). The minimum subsequent investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the funds are received through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, before 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business). If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete an Account Options Form, which is available by calling 1-800-426-0107 or by visiting www.investments.pimco.com, with signatures validated from all shareholders of record for the account. See “Signature Validation” below. Such privileges apply to each shareholder of record for the Fund account unless and until the Funds receive written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Account Options Form signed by all owners of record of the account, with all signatures validated. The Fund and its agents may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Funds reserve the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Validation. When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp will be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact PIMCO Funds for additional details regarding the Funds’ signature validation requirements.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing. Signature validation may be required. See “Signature Validation” above. All correspondence must include the account number and must be sent to:

Regular Mail:

PIMCO Funds

P.O. Box 55060

Boston, MA 02205-5060

Overnight Mail:

PIMCO Funds

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size—Class A and Class C Shares. Due to the relatively high cost to the Funds of maintaining small fund accounts, shareholders are asked to maintain a fund/class account balance in each Fund and Class in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund/Class account is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund/Class account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund/Class account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in series of the PIMCO Equity Series and PIMCO Funds exceeds $50,000.

Transfer on Death Registration. The Funds may accept “transfer on death” (“TOD”) account registration requests from investors. The laws of a state selected by the Funds in accordance with the Uniform TOD Security Registration Act will govern the registration. The Fund may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Funds may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments for Class A and C Shares. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Automatic Investment Plan	$1,000 per Fund	$50 per Fund	$1,000
Automatic Exchange Plan	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
Plan Investors held through omnibus accounts- Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

(*)	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements. The Funds offer investors up to three classes of shares (Class A, Class C and Class R) in the applicable Fund’s Prospectus. Class A and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A or Class C shares. Through separate prospectuses, certain of the Funds currently offer up to five additional classes of shares: Class D, Class M, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through certain financial firms. Class M shares are offered through certain brokers and financial firms that have established a shareholder servicing relationship with the Trust. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial firms. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class M, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class M, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the Institutional Class, Administrative Class, Class P or Class M, please call 1-800-927-4648 or 1-800-426-0107 (for Class A, B, C, D, or R Shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial firms that sell or provide services with respect to Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or a CDSC. See “Class A Deferred Sales Charge” below.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year. Class C shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to a CDSC unless acquired by exchanging Class C shares of another Fund. However, because Class C shares do not convert into Class A shares, Class B shares may be preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods depending on the amount of their investment. See “Asset-Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds). If an investor intends to purchase Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999 ($249,999 for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares; or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999 ($249,999 for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short-Term and PIMCO Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover the death or disability of an individual holding in a fiduciary capacity, as a nominee or agent, nor the death or disability of a legal entity or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by current or former Trustees, officers and employees of any of the Trusts , and by directors, officers and current or former employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO if the account was established while employed;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;

(xiv) redemptions where the shareholder can demonstrate hardship, which shall be determined in the sole discretion of the Funds; and

(xv) redemptions where the shareholder can demonstrate the shareholder inadvertently requested redemption within the CDSC period and substantially all of the CDSC period has lapsed.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover the death or disability of an individual holding in a fiduciary capacity, as a nominee or agent, nor the death or disability of a legal entity or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Funds may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions. Investors will not be subject to CDSCs in the following transactions:

(i) a redemption by a holder of Class A shares who purchased $250,000 or more of Class A Shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds (and therefore did not pay an initial sales charge) where pursuant to an agreement between the broker-dealer and the Distributor, the Distributor did not pay at the time of purchase the upfront commission it normally would have paid the broker-dealer but began paying distribution and/or shareholder services fees immediately; and

(ii) a redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and Distributor, the Distributor did not pay at the time of purchase all or a portion of the payments (or otherwise agreed to a variation from the normal payment schedule) it normally would have paid to the broker-dealer (e.g., upfront commissions and/or advancements of distribution and/or shareholder services fees) in connection with such purchase.

Initial Sales Charge Alternative - Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 ($250,000 in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds are not subject to an initial sales charge or CDSC.

PIMCO All Asset All Authority, PIMCO Convertible, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® Income and Distribution, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2035, PIMCO RealRetirement® 2040, PIMCO RealRetirement® 2045 and PIMCO RealRetirement® 2050 Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 +	0.00%	0.00%[1]	0.00%[2]

PIMCO All Asset, PIMCO California Intermediate Municipal Bond, PIMCO Credit Absolute Return, PIMCO Diversified Income, PIMCO Emerging Local Bond, PIMCO Emerging Markets Bond, PIMCO Emerging Markets Corporate Bond, PIMCO Emerging Markets Currency, PIMCO Foreign Bond (Unhedged), PIMCO Foreign Bond (U.S. Dollar-Hedged), PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO Global Advantage® Strategy Bond, PIMCO Global Bond (U.S. Dollar-Hedged), PIMCO GNMA, PIMCO High Yield, PIMCO High Yield Municipal Bond, PIMCO Income, PIMCO International Fundamental IndexPLUS® TR Strategy, PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO Investment Grade Corporate Bond, PIMCO Long-Term U.S. Government, PIMCO Mortgage-Backed Securities, PIMCO Municipal Bond, PIMCO New York Municipal Bond, PIMCO Real Income™ 2019, PIMCO Real Income™ 2029, PIMCO Real Return, PIMCO Senior Floating Rate, PIMCO Small Cap StocksPLUS® TR, PIMCO Small Company Fundamental IndexPLUS® TR Strategy, PIMCO StocksPLUS® , PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Total Return, PIMCO StocksPLUS®TR Short Strategy, PIMCO Tax Managed Real Return, PIMCO Total Return, PIMCO Unconstrained Bond and PIMCO Unconstrained Tax Managed Bond Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	3.75%	3.90%	3.25%
$100,000 but under $250,000	3.25%	3.36%	2.75%
$250,000 but under $500,000	2.25%	2.30%	2.00%
$500,000 but under $1,000,000	1.75%	1.78%	1.50%
$1,000,000 +	0.00%[1]	0.00%[1]	0.00%[3]

PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds

Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested	Discount or Commission to dealers as % of Public Offering Price*
Under $100,000	2.25%	2.30%	2.00%
$100,000 but under $250,000	1.25%	1.27%	1.00%
$250,000 +	0.00%[1]	0.00%[1]	0.00%[4]

(1)

As shown, investors who purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds and certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds and 0.75% in the case of the PIMCO Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.

(2)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(3)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds (for which no payments are made), in each case according to the following schedule: 0.75% of the first $2,000,000 and 0.50% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase.

(4)

(A) The Distributor will pay a commission to dealers that sell $250,000 or more of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the PIMCO Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) or 0.50% of the public offering price (for purchases of the PIMCO Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

(*)	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the tables above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) that offers Class A shares.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer.

*For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration Fund, PIMCO Short Term Fund, and PIMCO Short Duration Municipal Income Fund, for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested and market appreciation in the value of the shareholder’s Fund shares is not included in the Letter of Intent.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds (which does not include the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form to initiate a Letter of Intent by contacting PIMCO Funds at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares are Priced” in the applicable Fund’s prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to PIMCO Funds or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to:

(i) current, retired, or former officers, trustees, directors or employees of any of the Trust (including accounts established for former employees or eligible relatives of former employees established while employed), PIMCO Equity Series, Allianz Funds, or Allianz Funds Multi-Strategy Trust, Allianz, Allianz Global Fund Management, PIMCO or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund

Management, PIMCO or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, or PIMCO with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, or PIMCO has an agreement for the use of a Fund in particular investment products or programs or in particular situations; and

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with or PIMCO or (b) has a specific agreement to that effect with the Distributor.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vi) above.

Notification of Distributor. In many cases, none of the Trust, PIMCO Equity Series, the Distributor or the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Government Money Market, PIMCO Low Duration, PIMCO Money Market, PIMCO Short Duration Municipal Income, PIMCO Short-Term and PIMCO Treasury Money Market Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the PIMCO Low Duration Fund) or 0.50% (for the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.”

The Class A CDSC does not apply to Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds) of the net asset value of such shares.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the Fund’s prospectus for information about any applicable CDSCs.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. See each Fund’s prospectus for information about the conversion of Class B shares to Class A shares. The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the PIMCO Funds at 1-800-426-0107.

For investors invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of a Fund received in an exchange for Class B shares of another Fund purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares of a Fund. The Distributor does not expect to make any payment for sales of Class C shares or services rendered for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial firms that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers, as follows:

Fund*	Annual Service Fee**	Annual Distribution Fee**	Total
PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommoditiesPLUS® Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Convertible, PIMCO RealEstateRealReturn Strategy, PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2025, PIMCO RealRetirment® 2035 and PIMCO Senior Floating Rate Funds	0.25%	0.75%	1.00%
PIMCO Municipal Bond, PIMCO Real Income 2019™, PIMCO Real Income 2029™, PIMCO Real Return, PIMCO StocksPLUS® and PIMCO Tax Managed Real Return Funds	0.25%	0.45%	0.70%
PIMCO California Short Duration Municipal Income, PIMCO Floating Income, PIMCO Low Duration, PIMCO Short Duration Municipal Income and PIMCO Short-Term Funds	0.25%	0.25%	0.50%
PIMCO Government Money Market and PIMCO Money Market Funds	0.10%	0.00%	0.10%
All other Funds	0.25%	0.65%	0.90%

(*)

Applies only to those Funds that commenced operations before July 31, 2011. For Funds that commenced operations on or after July 31, 2011, the Distributor may make annual payments to participating brokers with respect to such Funds’ Class C shares up to a maximum of 1.00%, subject to (i) a separate agreement with the broker for payment of a different amount or (ii) such different amount as disclosed in this Statement of Additional Information from time to time.

(**)

Paid with respect to shares outstanding for one year or more (or shorter period if the Distributor has an agreement with the broker to that effect) so long as the shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

No Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege—Class A, Class B, Class C and Class R Shares. Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” below),except that a sales charge will apply on exchanges of Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund (an “intra-fund exchange”), as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Automatic Exchange Plan. An exchange (other than an intra-fund exchange) will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Funds may exchange shares by a written exchange request sent to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to PIMCO Funds at 1-800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. To request an exchange, call 1-800-426-0107 if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060. A signature validation is required. See “Signature Validation.” Telephone exchanges, for all Funds except the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays). For the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, orders for exchanges accepted prior to 5:00 p.m., Eastern time, (or an earlier cut-off time if the Funds close early) on a day that the New York Stock Exchange and Federal Reserve are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class A shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Automatic Exchange Plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Automatic Exchange Plan” above.

How to Sell (Redeem) Shares

Redemptions of Class A, Class B, Class C and Class R Shares. Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request to the Funds’ Transfer Agent or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by PIMCO Funds prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Funds’ Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.

Redemption proceeds of Class A, Class B, Class C and Class R shares will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day, but may take up to seven days. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Redemption proceeds of Institutional Class, Administrative Class, Class M and Class P shares will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Account Application Form.

Written Requests. To redeem shares held in a Fund account in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a validation of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation”;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents that may be required by PIMCO Funds or the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call PIMCO Funds at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption: (i) are to be paid to a person other than the record owner; (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records; or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be validated as described above, except that the Transfer Agent may waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. The Funds accept telephone requests for redemption of uncertificated shares held in Fund accounts, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Funds and their agents shall not be liable for any loss incurred by the investor by reason of the Funds accepting unauthorized telephone redemption requests for his/her account if the Funds reasonably believe the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Funds may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Funds will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call PIMCO Funds at 1-800-426-0107 and state (i) the name of the shareholder as it appears on their account statement, (ii) his/her account number with the applicable Fund, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business). If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following business day. The Funds reserve the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call PIMCO Funds at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Funds or their agents, a Trust and the Transfer Agent or their agents may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Funds and their agents prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business) will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange (or, for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds, after 5:30 p.m., Eastern time on a day the New York Stock Exchange and Federal Reserve are open for business), the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 10 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures validated. See “Signature Validation.” See “PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. The Funds may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes.

Expedited Wire Transfer Redemptions. If a shareholder holding shares in a Fund account has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Funds prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC or Redemption Fee, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if the Funds deem it appropriate under then current market and other conditions. Once authorization is on file with the Funds, they will honor requests by any person identifying himself/herself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Funds do not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $1,000. The Funds reserve the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 10 days. Expedited wire transfer redemptions may be authorized by sending instructions to the Funds. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures validated to PIMCO Funds, P.O. Box 55060, Boston, MA 02205-5060. See “Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker and will be subject to that broker’s policies and procedures for redemptions. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust no longer issues share certificates. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be validated as described under “Signature Validation” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (quarterly or annually) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining the appropriate form from PIMCO Funds or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges” above.

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Funds will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemption Fees. As set forth in the relevant Prospectuses, investors in shares of the PIMCO Senior Floating Rate Fund are subject to a redemption fee, equal to 1.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges), on redemptions and exchanges made by the investor within 30 calendar days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”). A new holding period begins on the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). Redemption Fees are not currently imposed on redemptions and exchanges of the other Funds of the Trust.

When calculating the Redemption Fee, shares that are not subject to a Redemption Fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the PIMCO Senior Floating Rate Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the PIMCO Senior Floating Rate Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30-day time period begins with the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). For example, a series of transactions in which Class A shares of the PIMCO Senior Floating Rate Fund are exchanged for Class C shares of the PIMCO Senior Floating Rate Fund 5 days after the purchase of the Class A shares, followed in 5 days by an exchange of the Class C shares for shares of a different Fund, will be subject to two Redemption Fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the PIMCO Senior Floating Rate Fund to defray certain costs described below and are not paid to or retained by PIMCO or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described under “Abusive Trading Practices” in the PIMCO Senior Floating Rate Fund’s Prospectuses, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The purpose of the Redemption Fees is also to eliminate or reduce so far as practicable any dilution of the value of the outstanding securities issued by the PIMCO Senior Floating Rate Fund. There is no assurance that the use of Redemption Fees will be successful in this regard.

Waivers of Redemption Fees. The PIMCO Senior Floating Rate Fund has elected not to impose the Redemption Fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges by “Lifestyle Funds” (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by an Adviser or its affiliates; and

•	otherwise as an Adviser or the Trusts may determine in their sole discretion.

Additionally, no Redemption Fee applies to a redemption of shares of any class of shares of the PIMCO Senior Floating Rate Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the PIMCO Senior Floating Rate Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption Fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment; and 6) redemptions or exchanges where the application of a Redemption Fee would cause the PIMCO Senior Floating Rate Fund, or an asset allocation program of which the PIMCO Senior Floating Rate Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Except as described in the next paragraph, Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant takes shares of Fund A that were purchased with new contributions and exchanges them into Fund B, a Redemption Fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to Redemption Fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing Redemption Fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the PIMCO Senior Floating Rate Fund’s shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the Redemption Fee is applied to your investments in the PIMCO Senior Floating Rate Fund, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Additional Information About the Shares

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO’s own resources.

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial firms for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held in a Fund account, call PIMCO Funds at 1-866-746-2602. You will receive the additional copy within 30 days after receipt of your request by PIMCO Funds. Alternatively, if your shares are held through a financial institution, please contact the financial institution.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

Brokerage Commissions Paid

For the fiscal years ended March 31, 2011, 2010 and 2009, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO All Asset Fund	N/A	N/A	N/A
PIMCO All Asset All Authority Fund	N/A	N/A	N/A
PIMCO California Intermediate Municipal Bond Fund	$0	$1,462	$754
PIMCO California Short Duration Municipal Income Fund	0	292	0
PIMCO CommoditiesPLUS® Short Strategy Fund	45	N/A	N/A
PIMCO CommoditiesPLUS® Strategy Fund	70,250	N/A	N/A
PIMCO CommodityRealReturn Strategy Fund®	563,122	398,640	780,853
PIMCO Convertible Fund	220,961	552,065	374,945
PIMCO Diversified Income Fund	41,709	107,079	121,666
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	71,300	21,050	5,858
PIMCO Emerging Local Bond Fund	22,640	28,910	13,298
PIMCO Emerging Markets Bond Fund	54,348	113,526	110,358
PIMCO Emerging Markets Currency Fund	22,035	78,963	38,370
PIMCO Emerging Markets Corporate Bond Fund	5,553	880	N/A
PIMCO Extended Duration Fund	6,770	600	16,697
PIMCO Floating Income Fund	7,966	12,794	76,063
PIMCO Foreign Bond Fund (Unhedged)	57,350	69,189	733,318
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	54,965	82,736	651,923
PIMCO Fundamental Advantage Total Return Strategy Fund	1,003,925	378,635	165,873
PIMCO Fundamental IndexPLUS™ TR Fund	20,456	30,476	41,883
PIMCO Global Advantage® Strategy Bond Fund	23,465	4,730	0
PIMCO Global Bond Fund (Unhedged)	32,726	33,232	280,358
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10,538	4,106	56,578
PIMCO Global Multi-Asset Fund	794,443	80,650	6,971
PIMCO GNMA Fund	1,790	18,358	7,910
PIMCO Government Money Market Fund	0	0	0
PIMCO High Yield Fund	23,054	847,699	201,357
PIMCO High Yield Municipal Bond Fund	0	1,658	1,270
PIMCO Income Fund	26,735	11,634	2,594
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	11,456	2,650	4,440
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	9,322	20,041	62,460

Fund	Year Ended 3/31/2011	Year Ended 3/31/2010	Year Ended 3/31/2009
PIMCO Investment Grade Corporate Bond Fund	212,803	202,642	170,348
PIMCO Long Duration Total Return Fund	108,375	63,533	105,183
PIMCO Long-Term Credit Fund	59,413	45,270	0
PIMCO Long-Term U.S. Government Fund	36,960	42,005	120,938
PIMCO Low Duration Fund	562,283	547,878	310,625
PIMCO Low Duration Fund II	18,445	14,590	10,500
PIMCO Low Duration Fund III	7,638	6,663	3,833
PIMCO Moderate Duration Fund	80,375	137,812	46,273
PIMCO Money Market Fund	0	0	0
PIMCO Mortgage-Backed Securities Fund	2,150	15,095	13,695
PIMCO Municipal Bond Fund	0	0	10,015
PIMCO New York Municipal Bond Fund	0	0	815
PIMCO Real Income™ 2019 Fund	0	0	N/A
PIMCO Real Income™ 2029 Fund	0	0	N/A
PIMCO Real Return Asset Fund	38,805	61,263	217,870
PIMCO Real Return Fund	370,256	528,474	956,470
PIMCO RealEstateRealReturn Strategy Fund	9,503	4,959	61,648
PIMCO RealRetirement® Income and Distribution Fund	739	284	3,151
PIMCO RealRetirement® 2020 Fund	1,289	239	3,150
PIMCO RealRetirement® 2030 Fund	1,827	232	3,161
PIMCO RealRetirement® 2040 Fund	1,764	191	3,150
PIMCO RealRetirement® 2050 Fund	1,392	218	3,132
PIMCO Short Duration Municipal Income Fund	0	0	8,545
PIMCO Short-Term Fund	128,988	126,439	167,498
PIMCO Small Cap StocksPLUS® TR Fund	55,742	98,221	426,313
PIMCO StocksPLUS® Fund	208,980	58,342	276,395
PIMCO StocksPLUS® Long Duration Fund	94,970	85,519	48,451
PIMCO StocksPLUS® Total Return Fund	55,102	22,705	74,721
PIMCO StocksPLUS® TR Short Strategy Fund	749,693	212,068	137,463
PIMCO Tax Managed Real Return Fund	10	118	N/A
PIMCO Total Return Fund	11,399,738	5,509,136	5,308,393
PIMCO Total Return Fund II	252,800	183,280	131,409
PIMCO Total Return Fund III	175,610	165,680	96,117
PIMCO Unconstrained Bond Fund	981,809	230,454	15,833
PIMCO Unconstrained Tax Managed Bond Fund	13,263	4,049	823

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2011, 2010 and 2009.

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2011.

PIMCO All Asset All Authority Fund
	State Street Bank & Trust Co.	146
PIMCO California Intermediate Municipal Bond Fund
	State Street Bank & Trust Co.	2,214
PIMCO California Short Duration Municipal Income Fund
	State Street Bank & Trust Co.	16,749
PIMCO CommoditiesPLUS® Short Strategy Fund
	Credit Suisse USA, Inc.	600
	JPMorgan Securities, Inc.	437
	State Street Bank & Trust Co.	366
	Banc of America Securities LLC	200
	Citigroup Global Markets, Inc.	107
	Morgan Stanley & Co., Inc.	104
PIMCO CommoditiesPLUS® Strategy Fund
	Banc of America Securities LLC	112,072
	Credit Suisse USA, Inc.	83,218
	Citigroup Global Markets, Inc.	72,053
	Barclays Capital, Inc.	70,300
	Goldman Sachs & Co.	62,022
	JPMorgan Securities, Inc.	49,338
	Morgan Stanley & Co., Inc.	31,097
	Merrill Lynch, Pierce, Fenner & Smith	29,239
	RBS Securities, Inc.	28,417
	State Street Bank & Trust Co.	6,632
	Deutsche Bank Securities, Inc.	4,856

PIMCO CommodityRealReturn Strategy Fund®
	Morgan Stanley & Co., Inc.	518,815
	JPMorgan Securities, Inc.	436,924
	Banc of America Securities LLC	312,408
	RBS Securities, Inc.	303,517
	Citigroup Global Markets, Inc.	274,851
	Deutsche Bank Securities, Inc.	210,728
	Barclays Capital, Inc.	194,376
	Goldman Sachs & Co.	137,575
	Merrill Lynch, Pierce, Fenner & Smith	118,325
	Credit Suisse USA, Inc.	14,616
	State Street Bank & Trust Co.	496
PIMCO Convertible Fund
	Citigroup Global Markets, Inc.	52,245
	Banc of America Securities LLC	26,682
	Morgan Stanley & Co., Inc.	20,000
	Citigroup Global Markets, Inc.	11,712
	Merrill Lynch, Pierce, Fenner & Smith	10,175
	Goldman Sachs & Co.	6,758
	State Street Bank & Trust Co.	2,914
PIMCO Diversified Income Fund
	JPMorgan Securities, Inc.	95,294
	Banc of America Securities LLC	90,367
	Barclays Capital, Inc.	57,884
	Morgan Stanley & Co., Inc.	54,407
	Citigroup Global Markets, Inc.	43,770
	Merrill Lynch, Pierce, Fenner & Smith	42,229
	Goldman Sachs & Co.	39,080
	RBS Securities, Inc.	34,358
	State Street Bank & Trust Co.	15,601
	UBS Securities LLC	15,491
	Credit Suisse USA, Inc.	3,795
	Deutsche Bank Securities, Inc.	1,546
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund
	Barclays Capital, Inc.	53,453
	RBS Securities, Inc.	42,138
	Banc of America Securities LLC	39,244
	Credit Suisse USA, Inc.	36,386
	Citigroup Global Markets, Inc.	31,811
	JPMorgan Securities, Inc.	29,739
	Goldman Sachs & Co.	27,544
	Morgan Stanley & Co., Inc.	19,216
	UBS Securities LLC	18,778
	Merrill Lynch, Pierce, Fenner & Smith	2,733
	Deutsche Bank Securities, Inc.	1,891
	State Street Bank & Trust Co.	1,110
PIMCO Emerging Local Bond Fund
	Morgan Stanley & Co., Inc.	110,225
	RBS Securities, Inc.	34,602
	Banc of America Securities LLC	29,618
	Citigroup Global Markets, Inc.	4,801
	JPMorgan Securities, Inc.	2,328
	Barclays Capital, Inc.	718
	Merrill Lynch, Pierce, Fenner & Smith	697
	Goldman Sachs & Co.	290
PIMCO Emerging Markets Bond Fund
	Citigroup Global Markets, Inc.	11,141
	Banc of America Securities LLC	5,287
	State Street Bank & Trust Co.	5,133
	JPMorgan Securities, Inc.	4,961
	Merrill Lynch, Pierce, Fenner & Smith	4,072
	Barclays Capital, Inc.	2,601
	Credit Suisse USA, Inc.	2,252
	Deutsche Bank Securities, Inc.	2,128
	Morgan Stanley & Co., Inc.	1,365

PIMCO Emerging Markets Corporate Bond Fund
	State Street Bank & Trust Co.	2,344
PIMCO Emerging Markets Currency Fund
	Morgan Stanley & Co., Inc.	103,181
	RBS Securities, Inc.	91,006
	Citigroup Global Markets, Inc.	38,590
	Barclays Capital, Inc.	19,433
	JPMorgan Securities, Inc.	9,436
	Banc of America Securities LLC	5,169
	Merrill Lynch, Pierce, Fenner & Smith	2,853
	Credit Suisse USA, Inc.	1,684
	Goldman Sachs & Co.	658
PIMCO Extended Duration Fund
	RBS Securities, Inc.	2,384
	JPMorgan Securities, Inc.	2,123
	Banc of America Securities LLC	1,520
	Citigroup Global Markets, Inc.	491
	State Street Bank & Trust Co.	125
	Goldman Sachs & Co.	20
	Credit Suisse USA, Inc.	3
PIMCO Floating Income Fund
	JPMorgan Securities, Inc.	76,750
	Citigroup Global Markets, Inc.	74,468
	Banc of America Securities LLC	43,021
	Merrill Lynch, Pierce, Fenner & Smith	40,977
	Morgan Stanley & Co., Inc.	39,147
	Barclays Capital, Inc.	33,383
	RBS Securities, Inc.	19,793
	Goldman Sachs & Co.	15,350
	UBS Securities LLC	13,211
	Credit Suisse USA, Inc.	8,322
	State Street Bank & Trust Co.	5,655
	Deutsche Bank Securities, Inc.	3,149
PIMCO Foreign Bond Fund (Unhedged)
	JPMorgan Securities, Inc.	122,127
	Banc of America Securities LLC	90,739
	RBS Securities, Inc.	64,150
	Merrill Lynch, Pierce, Fenner & Smith	53,894
	Citigroup Global Markets, Inc.	48,308
	Morgan Stanley & Co., Inc.	28,926
	Barclays Capital, Inc.	19,572
	Credit Suisse USA, Inc.	8,734
	Goldman Sachs & Co.	7,694
	State Street Bank & Trust Co.	3,239
	Deutsche Bank Securities, Inc.	2,121
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
	JPMorgan Securities, Inc.	113,456
	Banc of America Securities LLC	93,288
	RBS Securities, Inc.	71,699
	Citigroup Global Markets, Inc.	55,058
	Merrill Lynch, Pierce, Fenner & Smith	38,785
	Morgan Stanley & Co., Inc.	30,126
	Barclays Capital, Inc.	6,019
	Goldman Sachs & Co.	4,586
	Credit Suisse USA, Inc.	2,668

PIMCO Fundamental Advantage Total Return Strategy Fund
	Citigroup Global Markets, Inc.	137,123
	RBS Securities, Inc.	94,109
	Goldman Sachs & Co.	85,549
	JPMorgan Securities, Inc.	80,139
	Banc of America Securities LLC	46,870
	Morgan Stanley & Co., Inc.	40,056
	Merrill Lynch, Pierce, Fenner & Smith	33,033
	Barclays Capital, Inc.	14,140
	UBS Securities LLC	3,457
	Credit Suisse USA, Inc.	3,283
	State Street Bank & Trust Co.	1,910
PIMCO Fundamental IndexPLUS™ TR Fund
	JPMorgan Securities, Inc.	13,714
	RBS Securities, Inc.	8,044
	Banc of America Securities LLC	7,899
	Merrill Lynch, Pierce, Fenner & Smith	6,030
	Morgan Stanley & Co., Inc.	5,563
	Citigroup Global Markets, Inc.	5,395
	UBS Securities LLC	5,045
	Credit Suisse USA, Inc.	4,408
	Deutsche Bank Securities, Inc.	3,678
	Barclays Capital, Inc.	3,143
	State Street Bank & Trust Co.	1,970
	Goldman Sachs & Co.	1,879
PIMCO Global Advantage® Strategy Bond Fund
	Citigroup Global Markets, Inc.	45,536
	Banc of America Securities LLC	33,152
	Merrill Lynch, Pierce, Fenner & Smith	30,942
	JPMorgan Securities, Inc.	28,402
	Goldman Sachs & Co.	18,735
	RBS Securities, Inc.	15,411
	Morgan Stanley & Co., Inc.	11,218
	Barclays Capital, Inc.	6,182
	Credit Suisse USA, Inc.	1,500
	State Street Bank & Trust Co.	167
	UBS Securities LLC	100
PIMCO Global Bond Fund (Unhedged)
	JPMorgan Securities, Inc.	44,735
	RBS Securities, Inc.	39,680
	Banc of America Securities LLC	28,378
	Citigroup Global Markets, Inc.	24,634
	Merrill Lynch, Pierce, Fenner & Smith	17,924
	Morgan Stanley & Co., Inc.	8,987
	Barclays Capital, Inc.	5,257
	State Street Bank & Trust Co.	1,993
	Goldman Sachs & Co.	810
	Credit Suisse USA, Inc.	674
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
	JPMorgan Securities, Inc.	10,449
	Banc of America Securities LLC	7,394
	Citigroup Global Markets, Inc.	5,360
	RBS Securities, Inc.	5,113
	Merrill Lynch, Pierce, Fenner & Smith	3,114
	Morgan Stanley & Co., Inc.	2,030
	Goldman Sachs & Co.	1,488
	State Street Bank & Trust Co.	997
	Barclays Capital, Inc.	510
	Credit Suisse USA, Inc.	269
PIMCO Global Multi-Asset Fund
	Barclays Capital, Inc.	58,800
	Morgan Stanley & Co., Inc.	57,000
	Goldman Sachs & Co.	53,327
	Citigroup Global Markets, Inc.	48,386

	Deutsche Bank Securities, Inc.	20,000
	RBS Securities, Inc.	15,849
	Merrill Lynch, Pierce, Fenner & Smith	11,560
	Banc of America Securities LLC	8,565
	State Street Bank & Trust Co.	2,897
PIMCO GNMA Fund
	JPMorgan Securities, Inc.	45,224
	Credit Suisse USA, Inc.	15,962
	Goldman Sachs & Co.	8,061
	State Street Bank & Trust Co.	3,137
	Citigroup Global Markets, Inc.	1,571
	Merrill Lynch, Pierce, Fenner & Smith	926
	Morgan Stanley & Co., Inc.	460
PIMCO Government Money Market Fund
	Banc of America Securities LLC	99,500
	Deutsche Bank Securities, Inc.	99,500
	Citigroup Global Markets, Inc.	16,600
	Credit Suisse USA, Inc.	14,200
	Barclays Capital, Inc.	13,300
	Goldman Sachs & Co.	10,226
	JPMorgan Securities, Inc.	3,985
	State Street Bank & Trust Co.	334
PIMCO High Yield Fund
	RBS Securities, Inc.	99,845
	Banc of America Securities LLC	98,383
	Barclays Capital, Inc.	66,691
	JPMorgan Securities, Inc.	53,241
	Credit Suisse USA, Inc.	31,067
	Citigroup Global Markets, Inc.	20,678
	Merrill Lynch, Pierce, Fenner & Smith	18,322
	UBS Securities LLC	10,224
	Goldman Sachs & Co.	8,597
	State Street Bank & Trust Co.	7,934
	Morgan Stanley & Co., Inc.	2,043
	Banc of America Securities LLC	2,022
	Deutsche Bank Securities, Inc.	1,095
PIMCO High Yield Municipal Bond Fund
	State Street Bank & Trust Co.	4,337
	Banc of America Securities LLC	218
PIMCO High Yield Spectrum Fund
	RBS Securities, Inc.	6,672
	Banc of America Securities LLC	1,865
	Barclays Capital, Inc.	1,005
	State Street Bank & Trust Co.	601
PIMCO Income Fund
	JPMorgan Securities, Inc.	608,473
	Banc of America Securities LLC	481,169
	Citigroup Global Markets, Inc.	267,803
	Goldman Sachs & Co.	168,117
	Merrill Lynch, Pierce, Fenner & Smith	154,017
	Morgan Stanley & Co., Inc.	150,380
	Credit Suisse USA, Inc.	97,441
	RBS Securities, Inc.	73,303
	UBS Securities LLC	20,400
	Barclays Capital, Inc.	9,914
	State Street Bank & Trust Co.	6,457
	Deutsche Bank Securities, Inc.	5,712
	Banc of America Securities LLC	3,033

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
	Morgan Stanley & Co., Inc.	31,487
	Citigroup Global Markets, Inc.	11,718
	Goldman Sachs & Co.	6,432
	Credit Suisse USA, Inc.	5,301
	Banc of America Securities LLC	4,502
	UBS Securities LLC	3,937
	JPMorgan Securities, Inc.	3,933
	RBS Securities, Inc.	3,111
	Merrill Lynch, Pierce, Fenner & Smith	1,486
	State Street Bank & Trust Co.	794
	Deutsche Bank Securities, Inc.	272
	Barclays Capital, Inc.	104
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
	Banc of America Securities LLC	4,658
	RBS Securities, Inc.	4,615
	Merrill Lynch, Pierce, Fenner & Smith	4,462
	Barclays Capital, Inc.	4,102
	Citigroup Global Markets, Inc.	3,986
	JPMorgan Securities, Inc.	3,573
	UBS Securities LLC	2,839
	Morgan Stanley & Co., Inc.	742
	Goldman Sachs & Co.	697
	State Street Bank & Trust Co.	695
	Credit Suisse USA, Inc.	181
PIMCO Investment Grade Corporate Bond Fund
	Citigroup Global Markets, Inc.	234,655
	Morgan Stanley & Co., Inc.	184,332
	Merrill Lynch, Pierce, Fenner & Smith	169,415
	Goldman Sachs & Co.	152,811
	JPMorgan Securities, Inc.	151,689
	Banc of America Securities LLC	107,420
	Barclays Capital, Inc.	75,680
	RBS Securities, Inc.	53,088
	Credit Suisse USA, Inc.	45,051
	UBS Securities LLC	30,058
	State Street Bank & Trust Co.	12,032
PIMCO Long Duration Total Return Fund
	Banc of America Securities LLC	193,130
	Citigroup Global Markets, Inc.	135,259
	JPMorgan Securities, Inc.	122,338
	Goldman Sachs & Co.	70,320
	Merrill Lynch, Pierce, Fenner & Smith	56,304
	RBS Securities, Inc.	52,363
	Morgan Stanley & Co., Inc.	44,172
	Barclays Capital, Inc.	20,610
	UBS Securities LLC	12,763
	Credit Suisse USA, Inc.	8,893
	State Street Bank & Trust Co.	876
PIMCO Long-Term Credit Fund
	JPMorgan Securities, Inc.	38,992
	Citigroup Global Markets, Inc.	36,716
	Goldman Sachs & Co.	34,691
	Merrill Lynch, Pierce, Fenner & Smith	25,372
	Barclays Capital, Inc.	19,241
	RBS Securities, Inc.	15,726
	Morgan Stanley & Co., Inc.	10,535
	UBS Securities LLC	9,165
	Banc of America Securities LLC	8,016
	State Street Bank & Trust Co.	737
	Credit Suisse USA, Inc.	125

PIMCO Long-Term U.S. Government Fund
	Banc of America Securities LLC	39,819
	JPMorgan Securities, Inc.	18,662
	Goldman Sachs & Co.	6,034
	Morgan Stanley & Co., Inc.	3,453
	State Street Bank & Trust Co.	2,830
	Credit Suisse USA, Inc.	2,674
	Merrill Lynch, Pierce, Fenner & Smith	1,427
	RBS Securities, Inc.	941
	Citigroup Global Markets, Inc.	686
PIMCO Low Duration Fund
	JPMorgan Securities, Inc.	628,631
	Banc of America Securities LLC	383,573
	RBS Securities, Inc.	317,620
	Citigroup Global Markets, Inc.	285,837
	Merrill Lynch, Pierce, Fenner & Smith	210,062
	Goldman Sachs & Co.	145,875
	Morgan Stanley & Co., Inc.	125,694
	Barclays Capital, Inc.	63,236
	UBS Securities LLC	43,608
	Credit Suisse USA, Inc.	13,834
	State Street Bank & Trust Co.	5,420
PIMCO Low Duration Fund II
	Citigroup Global Markets, Inc.	24,326
	JPMorgan Securities, Inc.	16,943
	Goldman Sachs & Co.	11,531
	Banc of America Securities LLC	9,376
	Credit Suisse USA, Inc.	6,932
	Merrill Lynch, Pierce, Fenner & Smith	4,727
	State Street Bank & Trust Co.	1,335
	Morgan Stanley & Co., Inc.	632
	RBS Securities, Inc.	423
PIMCO Low Duration Fund III
	RBS Securities, Inc.	3,649
	Goldman Sachs & Co.	2,947
	Citigroup Global Markets, Inc.	2,299
	Merrill Lynch, Pierce, Fenner & Smith	2,203
	Banc of America Securities LLC	2,183
	JPMorgan Securities, Inc.	1,959
	Morgan Stanley & Co., Inc.	1,071
	Credit Suisse USA, Inc.	585
	Barclays Capital, Inc.	424
	UBS Securities LLC	367
	State Street Bank & Trust Co.	321
PIMCO Moderate Duration Fund
	Citigroup Global Markets, Inc.	75,246
	Banc of America Securities LLC	68,323
	JPMorgan Securities, Inc.	25,445
	Morgan Stanley & Co., Inc.	23,530
	Credit Suisse USA, Inc.	19,285
	RBS Securities, Inc.	14,722
	Goldman Sachs & Co.	13,975
	Merrill Lynch, Pierce, Fenner & Smith	13,269
	State Street Bank & Trust Co.	3,750
	UBS Securities LLC	3,631
	Barclays Capital, Inc.	1,381
PIMCO Money Market Fund
	Deutsche Bank Securities, Inc.	92,800
	RBS Securities, Inc.	92,800
	Morgan Stanley & Co., Inc.	62,116
	Barclays Capital, Inc.	27,300
	Citigroup Global Markets, Inc.	26,664
	Credit Suisse USA, Inc.	24,800
	JPMorgan Securities, Inc.	23,846

	Banc of America Securities LLC	22,400
	Goldman Sachs & Co.	20,579
	State Street Bank & Trust Co.	308
PIMCO Mortgage-Backed Securities Fund
	JPMorgan Securities, Inc.	35,922
	Banc of America Securities LLC	9,329
	RBS Securities, Inc.	6,983
	Goldman Sachs & Co.	1,710
	Morgan Stanley & Co., Inc.	1,199
	State Street Bank & Trust Co.	1,124
	Citigroup Global Markets, Inc.	932
PIMCO Municipal Bond Fund
	Banc of America Securities LLC	2,722
	State Street Bank & Trust Co.	751
PIMCO New York Municipal Bond Fund
	State Street Bank & Trust Co.	1,580
PIMCO Real Income™ 2019 Fund
	State Street Bank & Trust Co.	119
PIMCO Real Return Asset Fund
	JPMorgan Securities, Inc.	62,230
	Barclays Capital, Inc.	26,977
	Banc of America Securities LLC	26,510
	Morgan Stanley & Co., Inc.	24,314
	Citigroup Global Markets, Inc.	16,172
	Merrill Lynch, Pierce, Fenner & Smith	11,470
	Credit Suisse USA, Inc.	9,041
	RBS Securities, Inc.	8,928
	State Street Bank & Trust Co.	6,197
	Goldman Sachs & Co.	445
PIMCO Real Return Fund
	Banc of America Securities LLC	248,851
	JPMorgan Securities, Inc.	197,834
	Morgan Stanley & Co., Inc.	152,246
	Citigroup Global Markets, Inc.	145,117
	UBS Securities LLC	131,174
	RBS Securities, Inc.	83,066
	Merrill Lynch, Pierce, Fenner & Smith	73,875
	Barclays Capital, Inc.	57,889
	Goldman Sachs & Co.	36,706
	Deutsche Bank Securities, Inc.	34,413
	State Street Bank & Trust Co.	5,552
	Credit Suisse USA, Inc.	3,313
PIMCO RealEstateRealReturn Strategy Fund
	Banc of America Securities LLC	18,280
	Morgan Stanley & Co., Inc.	17,907
	Merrill Lynch, Pierce, Fenner & Smith	6,751
	Citigroup Global Markets, Inc.	5,970
	RBS Securities, Inc.	5,679
	Credit Suisse USA, Inc.	3,512
	Barclays Capital, Inc.	2,774
	JPMorgan Securities, Inc.	1,703
	Goldman Sachs & Co.	1,106
PIMCO RealRetirement® Income and Distribution Fund
	State Street Bank & Trust Co.	111
PIMCO Short Duration Municipal Income Fund
	State Street Bank & Trust Co.	17,765
	Banc of America Securities LLC	1,720
PIMCO Short-Term Fund
	Citigroup Global Markets, Inc.	357,631
	JPMorgan Securities, Inc.	287,511
	Morgan Stanley & Co., Inc.	257,940

	Goldman Sachs & Co.	222,793
	RBS Securities, Inc.	196,165
	Merrill Lynch, Pierce, Fenner & Smith	124,258
	Banc of America Securities LLC	113,112
	Barclays Capital, Inc.	112,303
	Credit Suisse USA, Inc.	90,066
	UBS Securities LLC	44,184
	State Street Bank & Trust Co.	19,562
PIMCO Small Cap StocksPLUS® TR Fund
	Banc of America Securities LLC	32,079
	Morgan Stanley & Co., Inc.	23,967
	Citigroup Global Markets, Inc.	19,690
	Goldman Sachs & Co.	5,349
	UBS Securities LLC	3,229
	RBS Securities, Inc.	2,790
	JPMorgan Securities, Inc.	2,413
	Merrill Lynch, Pierce, Fenner & Smith	964
	Barclays Capital, Inc.	528
	Deutsche Bank Securities, Inc.	409
	State Street Bank & Trust Co.	122
PIMCO StocksPLUS® Fund
	Citigroup Global Markets, Inc.	49,015
	RBS Securities, Inc.	47,007
	Goldman Sachs & Co.	24,787
	JPMorgan Securities, Inc.	23,095
	Banc of America Securities LLC	21,559
	Barclays Capital, Inc.	18,273
	Merrill Lynch, Pierce, Fenner & Smith	11,929
	Credit Suisse USA, Inc.	10,702
	Morgan Stanley & Co., Inc.	4,431
	UBS Securities LLC	2,623
	State Street Bank & Trust Co.	1,687
PIMCO StocksPLUS® Long Duration Fund
	Credit Suisse USA, Inc.	10,801
	Citigroup Global Markets, Inc.	8,811
	Banc of America Securities LLC	8,482
	Goldman Sachs & Co.	6,185
	JPMorgan Securities, Inc.	5,233
	Morgan Stanley & Co., Inc.	3,552
	Merrill Lynch, Pierce, Fenner & Smith	2,092
	Barclays Capital, Inc.	1,949
	State Street Bank & Trust Co.	1,028
	RBS Securities, Inc.	741
	UBS Securities LLC	109
PIMCO StocksPLUS® Total Return Fund
	Credit Suisse USA, Inc.	12,111
	JPMorgan Securities, Inc.	8,932
	Citigroup Global Markets, Inc.	6,350
	Banc of America Securities LLC	6,258
	RBS Securities, Inc.	4,693
	Merrill Lynch, Pierce, Fenner & Smith	4,397
	UBS Securities LLC	4,388
	Goldman Sachs & Co.	4,274
	Barclays Capital, Inc.	3,807
	Morgan Stanley & Co., Inc.	2,722
	Deutsche Bank Securities, Inc.	1,090
	Banc of America Securities LLC	1,011
	State Street Bank & Trust Co.	83

PIMCO StocksPLUS® TR Short Strategy Fund
	RBS Securities, Inc.	33,720
	JPMorgan Securities, Inc.	29,991
	Banc of America Securities LLC	25,243
	Merrill Lynch, Pierce, Fenner & Smith	22,754
	Citigroup Global Markets, Inc.	17,771
	Morgan Stanley & Co., Inc.	16,827
	Goldman Sachs & Co.	15,431
	Banc of America Securities LLC	9,099
	UBS Securities LLC	7,387
	Deutsche Bank Securities, Inc.	4,700
	Barclays Capital, Inc.	1,820
	Credit Suisse USA, Inc.	1,204
	State Street Bank & Trust Co.	495
PIMCO Tax Managed Real Return Fund
	State Street Bank & Trust Co.	2,957
PIMCO Total Return Fund
	Barclays Capital, Inc.	10,001,388
	JPMorgan Securities, Inc.	7,888,956
	Citigroup Global Markets, Inc.	6,296,376
	Morgan Stanley & Co., Inc.	5,907,544
	Banc of America Securities LLC	5,376,985
	Credit Suisse USA, Inc.	4,055,761
	RBS Securities, Inc.	3,485,022
	Goldman Sachs & Co.	3,029,593
	Merrill Lynch, Pierce, Fenner & Smith	2,963,874
	UBS Securities LLC	1,121,399
	Deutsche Bank Securities, Inc.	970,894
	State Street Bank & Trust Co.	64,631
PIMCO Total Return Fund II
	Citigroup Global Markets, Inc.	142,394
	JPMorgan Securities, Inc.	110,386
	Morgan Stanley & Co., Inc.	100,270
	Banc of America Securities LLC	86,198
	Goldman Sachs & Co.	38,730
	Merrill Lynch, Pierce, Fenner & Smith	32,388
	Barclays Capital, Inc.	28,800
	Credit Suisse USA, Inc.	11,752
	State Street Bank & Trust Co.	9,687
	UBS Securities LLC	7,481
	RBS Securities, Inc.	2,539
PIMCO Total Return Fund III
	Banc of America Securities LLC	81,705
	Citigroup Global Markets, Inc.	68,845
	RBS Securities, Inc.	61,988
	JPMorgan Securities, Inc.	54,201
	Morgan Stanley & Co., Inc.	45,716
	Barclays Capital, Inc.	37,627
	Goldman Sachs & Co.	29,690
	Merrill Lynch, Pierce, Fenner & Smith	24,549
	Deutsche Bank Securities, Inc.	17,355
	UBS Securities LLC	16,130
	State Street Bank & Trust Co.	6,602
	Credit Suisse USA, Inc.	6,412
PIMCO Unconstrained Bond Fund
	Banc of America Securities LLC	480,223
	JPMorgan Securities, Inc.	423,668
	RBS Securities, Inc.	264,261
	Barclays Capital, Inc.	250,208
	Morgan Stanley & Co., Inc.	144,337
	Goldman Sachs & Co.	137,530
	Merrill Lynch, Pierce, Fenner & Smith	121,064
	UBS Securities LLC	98,253
	Citigroup Global Markets, Inc.	68,230
	Credit Suisse USA, Inc.	22,131
	State Street Bank & Trust Co.	10,865

PIMCO Unconstrained Tax Managed Bond Fund
State Street Bank & Trust Co.	31,801
RBS Securities, Inc.	7,330
JPMorgan Securities, Inc.	4,044
Merrill Lynch, Pierce, Fenner & Smith	2,145
Banc of America Securities LLC	1,377
Morgan Stanley & Co., Inc.	644
Citigroup Global Markets, Inc.	435
Credit Suisse USA, Inc.	383
Goldman Sachs & Co.	215

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights.”

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and the RealRetirement® Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the RealRetirement® Funds), which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and RealRetirement® Funds also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying PIMCO Funds (and unaffiliated funds, in the case of PIMCO Global Multi-Asset Fund, PIMCO Inflation Response Multi-Asset Fund and the RealRetirement® Funds), which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

The PIMCO Long-Term Credit Fund experienced a higher portfolio turnover rate compared to its prior fiscal year. The Fund bought and sold for forward settlement more frequently during the 12 month period ended March 31, 2011 than the 12 month period ended March 31, 2010.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com/investments, or obtain a copy of the schedule by calling PIMCO at 1-800-927-4648. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a fiscal quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at www.pimco.com/investments, the Distributor’s website at www.pimco.com/investments, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. PIMCO currently has an ongoing arrangement to distribute non-public portfolio holdings information for the PIMCO Government Money Market Fund to Moody’s solely for the purpose of Moody’s rating the Fund. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed, however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. All Funds net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The PIMCO Government Money Market and PIMCO Treasury Money Market Funds will also not determine net asset value on Columbus Day and Veterans Day and reserve the right to close, and not determine net asset value, if the primary trading markets of the PIMCO Government Money Market and PIMCO Treasury Money Market Funds’ portfolio instruments are closed and PIMCO believes that there is not an adequate market to meet purchase, redemption or exchange requests for the PIMCO Government Money Market and PIMCO Treasury Money Market Funds. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the PIMCO Government Money Market and PIMCO Treasury Money Market Funds may close trading early and determine net asset value as of an earlier time.

For all Funds other than the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods the yield to investors in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the PIMCO Government Money Market, PIMCO Money Market and PIMCO Treasury Money Market Funds to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Each Fund also is required to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks. Each Fund may not invest more than 0.5% of its total assets, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category for short-term debt obligations.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the PIMCO CommoditiesPLUS® Strategy, PIMCO CommoditiesPLUS® Short Strategy, PIMCO CommodityRealReturn Strategy, PIMCO Global Multi-Asset and PIMCO Inflation Response Multi-Asset Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below). As discussed below, in July 2011, the IRS suspended the issuance of private letter rulings concluding that income from certain commodity index-linked notes is qualifying income.

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiaries,” each Fund intends to invest a portion of its assets in its Subsidiary, each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. In July 2011, the IRS suspended the issuance of these private letter rulings as well as the private letter rulings discussed above. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from investments in the Subsidiaries does not constitute qualifying income and if such positions were upheld, the certain Funds, including the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund might cease to qualify as regulated investment companies and would be required to reduce their exposure to such investments which might result in difficulty in implementing their investment strategies. If the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund did not qualify as a regulated investment companies for any taxable year, their taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment companies, the PIMCO CommodityRealReturn Strategy Fund®, PIMCO CommoditiesPLUS® Short Strategy Fund and PIMCO CommoditiesPLUS® Strategy Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO CommoditiesPLUS® Strategy Fund will be treated as a “U.S. shareholder” of the CPS Subsidiary, PIMCO CommoditiesPLUS® Short Strategy Fund will be treated as a “U.S. shareholder” of the CPSS Subsidiary, the PIMCO CommodityRealReturn Strategy Fund will be treated as a “U.S. shareholder” of the CRRS Subsidiary, the PIMCO Global Multi-Asset Fund will be treated as a “U.S. shareholder” of the GMA Subsidiary and the PIMCO Inflation Response Multi-Asset Fund will be treated as a “U.S. shareholder” of the IRMA Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.

Distributions

Each Municipal Fund and the PIMCO Unconstrained Tax Managed Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund and the PIMCO Unconstrained Tax Managed Bond Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund or the PIMCO Unconstrained Tax Managed Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

Shareholders of the Municipal Funds and the PIMCO Unconstrained Tax Managed Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the Municipal Funds’ and the PIMCO Unconstrained Tax Managed Bond Fund’s expenses attributable to earning tax-exempt income do not reduce such Fund’s current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund’s remaining earnings and profits (i.e., the amount of such expenses).

Except for exempt-interest dividends paid by the Municipal Funds and the PIMCO Unconstrained Tax Managed Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Further, the reduced rate for individuals on certain dividends is scheduled to expire after 2012. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum tax on long-term capital gains is currently scheduled to increase from 15% to 20% in 2012. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Depending on the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds’ percentage ownership in an Underlying Fund both before and after a redemption, each Fund’s redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset and RealRetirement® Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Potential Pass-Through of Tax Credits

If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.

Backup Withholding

A Fund may be required to withhold up to 28% (currently scheduled to increase to 31% after 2012) of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.

Short Sales

Certain Funds, particularly the PIMCO Fundamental Advantage Total Return Strategy and PIMCO StocksPLUS® TR Short Strategy Funds, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income.

Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Although the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and RealRetirement® Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

IRAs and Other Retirement Plans

If you invest in a Fund through an IRA or other retirement plan you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or retirement plan prior to age 59 1/2 and, under current law, there are minimum distribution requirements applicable to IRAs or retirement plans at age 70 1/2.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation enacted in 2004, which has been recently extended, a Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. Although the Funds expect to make allowable designations for dividends declared, the provision is scheduled to expire for the Funds’ tax year beginning after March 31, 2012. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Effective January 1, 2013, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. For foreign individuals dying before January 1, 2012, a portion of the applicable Fund shares will not be subject to estate tax to the extent that the applicable Fund holds certain qualifying obligations. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated December 15, 2010. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Information on PIMCO Global Bond Fund (U.S. Dollar-Hedged)

The table below sets forth the average annual total return of certain classes of shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2011. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of PIMCO Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administrative fee charges.

Total Return for Periods Ended March 31, 2011†

	Class*	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional Return Before Taxes	6.27%	6.01%	5.97%	7.08%	10/02/95	02/25/98
	Institutional Return After Taxes on Distributions†	4.84%	4.09%	3.99%	4.44%
	Institutional Return After Taxes on Distributions and Sale of Fund Shares†	4.33%	4.03%	3.96%	4.45%
	Class A Return Before Taxes	1.88%	4.79%	5.14%	6.40%		10/02/95

Class A Return After Taxes on Distributions†	0.64%	3.03%	3.33%	3.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares†	1.47%	3.07%	3.34%	3.95%
Class B Return Before Taxes	1.56%	4.72%	5.00%	6.29%	10/02/95
Class C Return Before Taxes	4.06%	4.81%	4.76%	5.86%	10/02/95

(†)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class B and Class C shares will vary.

(*)

Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administrative fee charges, which are lower for Institutional Class shares (at a differential of 0.15% per annum).

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the PIMCO Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the PIMCO Global Bond Fund (U.S. Dollar-Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2011

(with no adjustment for operating expenses of the Institutional Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
PIMCO Global Bond (U.S. Dollar-Hedged)	Institutional	6.27%	6.01%	5.97%	7.02%

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO Global Multi-Asset, PIMCO Inflation Response Multi-Asset and PIMCO RealRetirement® Funds will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Control Persons and Principal Holders of Securities

As of July 5, 2011, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds.

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	52,572,891.02		22.47%
ALL ASSET ALL AUTHORITY FUND	A	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	22,831,193.38		9.76%
ALL ASSET ALL AUTHORITY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	22,151,287.03		9.47%
ALL ASSET ALL AUTHORITY FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	19,410,368.35		8.30%
ALL ASSET ALL AUTHORITY FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	14,971,551.14		6.40%
ALL ASSET ALL AUTHORITY FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	35,647,061.02		20.90%
ALL ASSET ALL AUTHORITY FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	17,757,509.16		10.41%
ALL ASSET ALL AUTHORITY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	11,242,831.66		6.59%
ALL ASSET ALL AUTHORITY FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	11,218,911.67		6.58%
ALL ASSET ALL AUTHORITY FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	10,649,446.24		6.24%
ALL ASSET ALL AUTHORITY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	10,079,361.62		5.91%
ALL ASSET ALL AUTHORITY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	30,639,873.17	[2]	41.45%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	25,303,784.39[2]	34.23%
ALL ASSET ALL AUTHORITY FUND	Institutional	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	116,234,785.76	23.99%
ALL ASSET ALL AUTHORITY FUND	Institutional	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	115,481,499.83	23.83%
ALL ASSET ALL AUTHORITY FUND	Institutional[1]	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	37,684,597.71	7.78%
ALL ASSET ALL AUTHORITY FUND	Institutional[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	32,541,174.26	6.72%
ALL ASSET ALL AUTHORITY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	74,001,882.61[2]	41.67%
ALL ASSET ALL AUTHORITY FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	36,479,940.95	20.54%
ALL ASSET ALL AUTHORITY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	34,938,376.89	19.67%
ALL ASSET FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	18,923,529.42	11.99%
ALL ASSET FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	17,205,343.97	10.90%
ALL ASSET FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	16,881,618.52	10.69%
ALL ASSET FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	11,271,884.92	7.14%
ALL ASSET FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	8,054,434.15	5.10%
ALL ASSET FUND	Administrative[1]	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET–7, 601 CONGRESS ST, BOSTON MA 02210–2804	13,786,963.12[2]	58.11%
ALL ASSET FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	4,918,877.45	20.73%
ALL ASSET FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	733,174.89	12.28%
ALL ASSET FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	613,662.40	10.28%
ALL ASSET FUND	B1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	377,534.96	6.32%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET FUND	B1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	357,646.01		5.99%
ALL ASSET FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	333,605.57		5.59%
ALL ASSET FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	23,882,557.46		17.28%
ALL ASSET FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	13,921,421.39		10.08%
ALL ASSET FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	12,686,045.11		9.18%
ALL ASSET FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	10,467,486.54		7.58%
ALL ASSET FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	7,859,506.57		5.69%
ALL ASSET FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	26,636,273.99	[2]	41.14%
ALL ASSET FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	23,053,331.59	[2]	35.60%
ALL ASSET FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	196,063,652.10		13.44%
ALL ASSET FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	163,796,308.44		11.23%
ALL ASSET FUND	Institutional[1]	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS, ATTN: SERVICE TEAM, 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246–6484	91,581,914.97		6.28%
ALL ASSET FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	20,169,524.26	[2]	36.87%
ALL ASSET FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	16,162,116.28	[2]	29.54%
ALL ASSET FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	9,622,915.36		17.59%
ALL ASSET FUND	R1	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095–4773	1,663,600.85	[2]	35.58%
ALL ASSET FUND	R1	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156–0001	519,924.32		11.12%
ALL ASSET FUND	R1	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636–1000	375,523.86		8.03%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	951,067.42		23.58%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	478,643.02		11.87%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	315,590.39		7.83%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	281,885.60		6.99%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	135,034.32		21.43%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	116,228.77		18.45%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	80,723.48		12.81%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	55,757.52		8.85%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	48,672.40		7.73%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	32,143.84		5.10%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	313,118.16	[2]	57.31%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	147,964.90	[2]	27.08%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	2,579,089.04	[2]	58.88%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	398,524.24		9.10%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	311,876.49		7.12%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional[1]	WILLIAM BENZ TTEE, THE BENZ LIVING TRUST, DTD 6/13/03, 840 NEWPORT CENTER DR STE 100, NEWPORT BEACH CA 92660–6398	260,319.38		5.94%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	264,840.15	[2]	63.88%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	105,014.41	[2]	25.33%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	44,707.03		10.78%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	4,239,941.87	[2]	25.69%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	3,736,930.23		22.64%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	2,179,588.07		13.21%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,282,780.19		7.77%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	955,694.44		5.79%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	60,638.97	[2]	26.28%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	56,211.44		24.36%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	28,876.08		12.51%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	26,777.82		11.60%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	22,652.79		9.82%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	13,041.24		5.65%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	377,164.43	[2]	58.15%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	4,978,575.90	[2]	62.96%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,388,927.54		17.56%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	479,668.74		6.07%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	FRANK P QUATTRONE & DENISE A, FODERARO TTEES QUATTRONE FAMILY, TRUST U/A DTD 09/04/1991, 13432 MIDDLE FORK LN, LOS ALTOS CA 94022–2420	398,406.38		5.04%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,056,561.29	[2]	72.80%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	417,643.56		14.79%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	280,829.76		9.94%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	2,825.84	[2]	25.39%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	1,948.05		17.50%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,144.51		10.28%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	SSB&T CUST SEP IRA, J VICTOR CONRAD CPA CFP FBO, JAMES VICTOR CONRAD, 400 GRANVILLE PL, CRANBERRY TWP PA 16066–2272	1,144.49		10.28%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,054.87		9.48%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	961.54		8.64%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	853.79		7.67%
COMMODITIESPLUSTM SHORT STRATEGY FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	709.36		6.37%
COMMODITIESPLUSTM SHORT STRATEGY FUND	C1	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103–2226	3,019.32	[2]	74.11%
COMMODITIESPLUSTM SHORT STRATEGY FUND	C1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,054.87	[2]	25.89%
COMMODITIESPLUSTM SHORT STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	792,462.86	[2]	99.01%
COMMODITIESPLUSTM SHORT STRATEGY FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,004.90	[2]	53.34%
COMMODITIESPLUSTM SHORT STRATEGY FUND	Institutional[1]	BRENT R HARRIS TTEE, BRENT R HARRIS SEPARATE PROPERTY TR, OF 2005 U/A DTD 9/16/05, 840 NEWPORT CENTER DR STE 100, NEWPORT BEACH CA 92660–6398	157,689.64	[2]	28.04%
COMMODITIESPLUSTM SHORT STRATEGY FUND	Institutional[1]	HARRIS ENTERPRISES INC, ATTN BRIAN HARRIS, 840 NEWPORT CENTER DR STE 100, NEWPORT BEACH CA 92660–6398	55,909.50		9.94%
COMMODITIESPLUSTM SHORT STRATEGY FUND	P1	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.02	[2]	56.73%
COMMODITIESPLUSTM SHORT STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	762.61	[2]	43.27%
COMMODITIESPLUSTM STRATEGY FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,052,161.20	[2]	44.73%
COMMODITIESPLUSTM STRATEGY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	539,527.06		22.94%
COMMODITIESPLUSTM STRATEGY FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	134,055.82		5.70%
COMMODITIESPLUSTM STRATEGY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	74,096.21		10.16%
COMMODITIESPLUSTM STRATEGY FUND	C1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	62,944.38		8.63%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITIESPLUSTM STRATEGY FUND	C1	MG TR CO CUST FBO, FOX VALLEY TOOL & DIE INC, 700 17TH ST STE 300, DENVER CO 80202–3531	57,369.72		7.87%
COMMODITIESPLUSTM STRATEGY FUND	C1	MG TR CO CUST FBO, ADV DERMATOLOGY SURG 401K, 700 17TH ST STE 300, DENVER CO 80202–3531	40,703.03		5.58%
COMMODITIESPLUSTM STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,947,092.34	[2]	74.09%
COMMODITIESPLUSTM STRATEGY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	316,440.08		12.04%
COMMODITIESPLUSTM STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	48,830,267.20	[2]	45.50%
COMMODITIESPLUSTM STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	38,613,399.50	[2]	35.98%
COMMODITIESPLUSTM STRATEGY FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	12,919,715.62		12.04%
COMMODITIESPLUSTM STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	108,344.36	[2]	47.48%
COMMODITIESPLUSTM STRATEGY FUND	P1	SALOMON SMITH BARNEY, 333 W 34TH ST, NEW YORK NY 10001–2402	59,497.47	[2]	26.08%
COMMODITIESPLUSTM STRATEGY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	35,320.20		15.48%
COMMODITIESPLUSTM STRATEGY FUND	P1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	19,571.98		8.58%
COMMODITIESPLUSTM STRATEGY FUND	R1	FRONTIER TRUST COMPANY FBO, VOX NETWORK SOLUTIONS RETIREMENT PL, XXXXX, PO BOX 10758, FARGO ND 58106–0758	4,696.99	[2]	39.73%
COMMODITIESPLUSTM STRATEGY FUND	R1	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI, FIED PRIN ADVTG OMNIBUS, 711 HIGH ST, DES MOINES IA 50392–0001	2,528.80		21.39%
COMMODITIESPLUSTM STRATEGY FUND	R1	MG TR CO CUST FBO, TIEDEMANN GLOBE INC, 700 17TH STREET SUITE 300, DENVER CO 80202–3531	1,242.95		10.51%
COMMODITIESPLUSTM STRATEGY FUND	R	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,076.37		9.11%
COMMODITIESPLUSTM STRATEGY FUND	R1	DWS TRUST COMPANY, FBO TRINITY TRANSPORT INC 401K PLAN, 401(K) PLAN, ATTN: SHARE RECON DEPT. # 064002, PO BOX 1757, SALEM NH 03079–1143	917.79		7.76%
COMMODITIESPLUSTM STRATEGY FUND	R1	MG TRUST COMPANY CUST. FBO, PERIPETY, LLC, 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	852.03		7.21%
COMMODITYREALRETURN® STRATEGY FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	67,819,603.22		21.04%
COMMODITYREALRETURN® STRATEGY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	40,164,114.65		12.46%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN® STRATEGY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	23,801,671.39		7.38%
COMMODITYREALRETURN® STRATEGY FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	22,817,590.88		7.08%
COMMODITYREALRETURN® STRATEGY FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	16,238,032.61		5.04%
COMMODITYREALRETURN® STRATEGY FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	120,702,290.67	[2]	86.35%
COMMODITYREALRETURN® STRATEGY FUND	Administrative[1]	PFPC INC AS AGENT FOR PFPC TRUST, FBO MORNINGSTAR WRAP PROGRAM, CUSTOMERS, ATTN SCOTT LEVIN, 225 N MICHIGAN AVE, CHICAGO IL 60601–7757	7,018,061.57		5.02%
COMMODITYREALRETURN® STRATEGY FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,220,736.85		12.17%
COMMODITYREALRETURN® STRATEGY FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	833,231.57		8.30%
COMMODITYREALRETURN® STRATEGY FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	798,523.52		7.96%
COMMODITYREALRETURN® STRATEGY FUND	B1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	715,162.50		7.13%
COMMODITYREALRETURN® STRATEGY FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	34,400,335.62	[2]	26.16%
COMMODITYREALRETURN® STRATEGY FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	15,205,016.68		11.56%
COMMODITYREALRETURN® STRATEGY FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	10,349,266.40		7.87%
COMMODITYREALRETURN® STRATEGY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	8,609,200.37		6.55%
COMMODITYREALRETURN® STRATEGY FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	7,299,390.27		5.55%
COMMODITYREALRETURN® STRATEGY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	7,234,392.82		5.50%
COMMODITYREALRETURN® STRATEGY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	65,160,627.73	[2]	44.85%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN® STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	42,167,318.83	[2]	29.02%
COMMODITYREALRETURN® STRATEGY FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	402,210,031.62		20.54%
COMMODITYREALRETURN® STRATEGY FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	391,494,508.34		19.99%
COMMODITYREALRETURN® STRATEGY FUND	Institutional[1]	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS, ATTN: SERVICE TEAM, 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246–6484	306,329,158.93		15.64%
COMMODITYREALRETURN® STRATEGY FUND	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	119,006,781.10		6.08%
COMMODITYREALRETURN® STRATEGY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	67,067,446.59	[2]	34.78%
COMMODITYREALRETURN® STRATEGY FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	46,438,987.79		24.08%
COMMODITYREALRETURN® STRATEGY FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	26,191,451.56		13.58%
COMMODITYREALRETURN® STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	23,352,264.93		12.11%
COMMODITYREALRETURN® STRATEGY FUND	R1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	197,152.24		24.14%
COMMODITYREALRETURN® STRATEGY FUND	R1	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156–0001	133,073.42		16.30%
COMMODITYREALRETURN® STRATEGY FUND	R1	MID ATLANTIC TR CO FBO, HANSEN ALLEN & LUCE INC 401K PSP, & TR, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222–4228	56,599.38		6.93%
COMMODITYREALRETURN® STRATEGY FUND	R1	ATTN NPIO TRADE DESK, DCGT TRUSTEE & OR CUSTODIAN, FBO PRINCIPAL FINANCIAL GROUP QUALI, FIED FIA OMNIBUS, 711 HIGH ST, DES MOINES IA 50392–0001	46,289.17		5.67%
CONVERTIBLE FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	2,881.84	[2]	53.31%
CONVERTIBLE FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	1,080.69		19.99%
CONVERTIBLE FUND	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	687.54		12.72%
CONVERTIBLE FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	437.49		8.09%
CONVERTIBLE FUND	A1	SSB&T CUST ROTH IRA, FBO JULIUS LOCKLEAR, 3102 KINGS CT APT A, RALEIGH NC 27606–6431	318.02		5.88%
CONVERTIBLE FUND	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	398,315.05	[2]	84.61%
CONVERTIBLE FUND	Administrative[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	48,513.14		10.31%
CONVERTIBLE FUND	C1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	687.23	[2]	100.00%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CONVERTIBLE FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,822.00	[2]	47.91%
CONVERTIBLE FUND	D1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	684.99		18.01%
CONVERTIBLE FUND	D1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	567.68		14.93%
CONVERTIBLE FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	550.77		14.48%
CONVERTIBLE FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	55,848,263.86	[2]	55.47%
CONVERTIBLE FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	34,120,149.16	[2]	33.89%
CONVERTIBLE FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	193,754.56	[2]	99.61%
EMERGING MARKETS CURRENCY FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,802,124.37		12.08%
EMERGING MARKETS CURRENCY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	2,492,528.34		10.74%
EMERGING MARKETS CURRENCY FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	2,179,022.42		9.39%
EMERGING MARKETS CURRENCY FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	2,155,121.20		9.29%
EMERGING MARKETS CURRENCY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,928,888.73		8.31%
EMERGING MARKETS CURRENCY FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,399,999.66		6.03%
EMERGING MARKETS CURRENCY FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,132,198.80	[2]	92.77%
EMERGING MARKETS CURRENCY FUND	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	233,512.63		6.92%
EMERGING MARKETS CURRENCY FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,167,668.00		16.11%
EMERGING MARKETS CURRENCY FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	910,554.70		12.56%
EMERGING MARKETS CURRENCY FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	653,057.85		9.01%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS CURRENCY FUND	C	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	618,811.01		8.54%
EMERGING MARKETS CURRENCY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	613,682.15		8.47%
EMERGING MARKETS CURRENCY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	22,655,423.16	[2]	62.41%
EMERGING MARKETS CURRENCY FUND	D	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	9,009,377.93		24.82%
EMERGING MARKETS CURRENCY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	102,776,402.39		23.93%
EMERGING MARKETS CURRENCY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	98,358,536.67		22.90%
EMERGING MARKETS CURRENCY FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	55,031,319.99		12.81%
EMERGING MARKETS CURRENCY FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	48,399,836.60		11.27%
EMERGING MARKETS CURRENCY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	7,152,065.21	[2]	61.96%
EMERGING MARKETS CURRENCY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,577,069.68		13.66%
EMERGING MARKETS CURRENCY FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	1,399,078.19		12.12%
DIVERSIFIED INCOME FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	2,545,598.47		12.74%
DIVERSIFIED INCOME FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	1,824,733.78		9.13%
DIVERSIFIED INCOME FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,546,718.35		7.74%
DIVERSIFIED INCOME FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,489,994.93		7.46%
DIVERSIFIED INCOME FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,332,580.36		6.67%
DIVERSIFIED INCOME FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,003,883.31		5.02%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DIVERSIFIED INCOME FUND	Administrative[1]	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054–1007	470,105.12	[2]	56.71%
DIVERSIFIED INCOME FUND	Administrative[1]	VANGUARD FIDUCIARY TRUST CO, 100 VANGUARD BLVD VM–613, OUTSIDE FUNDS, MALVERN PA 19355–2331	312,349.21	[2]	37.68%
DIVERSIFIED INCOME FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	193,253.09		16.52%
DIVERSIFIED INCOME FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	105,281.22		9.00%
DIVERSIFIED INCOME FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	81,375.77		6.96%
DIVERSIFIED INCOME FUND	B1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	79,418.46		6.79%
DIVERSIFIED INCOME FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,035,430.44		15.23%
DIVERSIFIED INCOME FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,037,228.25		7.76%
DIVERSIFIED INCOME FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,034,890.07		7.74%
DIVERSIFIED INCOME FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	949,229.39		7.10%
DIVERSIFIED INCOME FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	901,901.81		6.75%
DIVERSIFIED INCOME FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	2,283,845.98	[2]	38.70%
DIVERSIFIED INCOME FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,016,700.24	[2]	34.17%
DIVERSIFIED INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	81,173,637.41		22.96%
DIVERSIFIED INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	46,668,490.68		13.20%
DIVERSIFIED INCOME FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	32,451,157.89		9.18%
DIVERSIFIED INCOME FUND	Institutional	JP MORGAN CHASE NOMINEES, AUSTRALIA ACF – FUNDS SA, LEVEL 35, 259 GEORGE ST, SYDNEY AUSTRALIA 2000	29,419,192.74		8.32%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DIVERSIFIED INCOME FUND	Institutional	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	27,523,331.30		7.79%
DIVERSIFIED INCOME FUND	P	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,223,604.57	[2]	38.58%
DIVERSIFIED INCOME FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,986,924.09	[2]	34.47%
DIVERSIFIED INCOME FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	1,420,153.83		24.64%
EM FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	141,037,176.65	[2]	61.52%
EM FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	53,164,573.74		23.19%
EM FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	PIMCO EM FUNDAMENTAL INDEXPLUS TR, STRATEGY FUND – MEVP, 2501 COOLIDGE RD STE 400, EAST LANSING MI 48823–6352	26,463,243.01		11.54%
EM FUNDAMENTAL INDEXPLUS® TR FUND	P1	LPL FBO LPL CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22, BOSTON MA 02108–3106	443,263.31	[2]	98.77%
EMERGING LOCAL BOND FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	17,952,472.50	[2]	31.08%
EMERGING LOCAL BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	6,670,089.30		11.55%
EMERGING LOCAL BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	5,030,928.80		8.71%
EMERGING LOCAL BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	3,556,191.69		6.16%
EMERGING LOCAL BOND FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	3,003,969.08		5.20%
EMERGING LOCAL BOND FUND	Administrative[1]	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012–2468	12,500,562.53	[2]	78.97%
EMERGING LOCAL BOND FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,707,011.01		10.78%
EMERGING LOCAL BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,771,442.94		18.72%
EMERGING LOCAL BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	2,176,904.82		14.70%
EMERGING LOCAL BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,634,916.20		11.04%
EMERGING LOCAL BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	1,295,690.22		8.75%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING LOCAL BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC,FOR THE BENEFIT OF OUR CUSTOMERS,ATTN MUTUAL FUNDS DEPT 5TH FLOOR,ONE WORLD FINANCIAL CENTER,200 LIBERTY ST,NEW YORK NY 10281–1003	942,075.88		6.36%
EMERGING LOCAL BOND FUND	D1	CHARLES SCHWAB & CO INC,SPECIAL CUSTODY ACCT FBO CUSTOMERS,ATTN MUTUAL FUNDS,101 MONTGOMERY STREET,SAN FRANCISCO CA 94104–4151	29,549,203.77	[2]	34.54%
EMERGING LOCAL BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC,FOR THE BENEFIT OF OUR CUSTOMERS,ATTN MUTUAL FUNDS DEPT 5TH FL,200 LIBERTY ST,ONE WORLD FINANCIAL CENTER,NEW YORK NY 10281–1003	15,035,606.79		17.58%
EMERGING LOCAL BOND FUND	D1	GENWORTH FINANCIAL TRUST COMPANY,FBO GENWORTH FINANCIAL WEALTH,MANAGEMENT & MUTUAL FUND CLIENTS,FBO OTHER CUSTODIAL ACCOUNTS,3200 NORTH CENTRAL AVENUE,PHOENIX AZ 85012–2425	11,411,887.75		13.34%
EMERGING LOCAL BOND FUND	D1	TD AMERITRADE INC FOR THE,EXCLUSIVE BENEFIT OF OUR CLIENTS,PO BOX 2226,OMAHA NE 68103–2226	6,368,078.05		7.44%
EMERGING LOCAL BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC,SPECIAL CUSTODY ACCOUNT FOR THE,EXCLUSIVE BENEFIT OF OUR CUSTOMERS,ATTN: MUTUAL FUNDS DEPT,101 MONTGOMERY ST,SAN FRANCISCO CA 94104–4151	126,972,057.47	[2]	25.44%
EMERGING LOCAL BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR,CUSTOMER,200 LIBERTY ST,ONE WORLD FINANCIAL CENTER,NEW YORK NY 10281–1003	87,931,768.27		17.62%
EMERGING LOCAL BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO,PIMCO ALL ASSET FUND,ATTN CHUCK NIXON,801 PENNSYLVANIA AVE,KANSAS CITY MO 64105–1307	38,460,341.27		7.71%
EMERGING LOCAL BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO,PIMCO ALL ASSET ALL AUTHORITY FUND,ATTN CHUCK NIXON,801 PENNSYLVANIA AVE,KANSAS CITY MO 64105–1307	37,546,082.36		7.52%
EMERGING LOCAL BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC,HOUSE ACCOUNT,700 RED BROOK BLVD,OWINGS MILLS MD 21117–5184	43,212,994.42	[2]	37.48%
EMERGING LOCAL BOND FUND	P1	MERRILL LYNCH PIERCE FENNER,& SMITH INC FOR THE SOLE BENEFIT OF,ITS CUSTOMERS,4800 DEER LAKE DR E FL 3,JACKSONVILLE FL 32246–6484	29,432,569.80	[2]	25.53%
EMERGING LOCAL BOND FUND	P1	LPL FINANCIAL,A/C XXXXX,9785 TOWNE CENTRE DRIVE,SAN DIEGO CA 92121–1968	6,914,140.85		6.00%
EMERGING MARKETS CORPORATE BOND FUND	Institutional[1]	STATE STREET KANSAS CITY FBO,PIMCO GLOBAL MULTI–ASSET FND,ATTN: CHUCK NIXON,801 PENNSYLVANIA AVE,KANSAS CITY MO 64105–1307	18,962,845.47	[2]	60.71%
EMERGING MARKETS CORPORATE BOND FUND	Institutional[1]	STATE STREET BANK FBO,PVIT GLOBAL MULTI ASSET PORT,801 PENNSYLVANIA AVE,ATTN CHUCK NIXON,KANSAS CITY MO 64105–1307	5,475,906.64		17.53%
EMERGING MARKETS CORPORATE BOND FUND	Institutional[1]	STATE STREET BANK FBO,ILTRS MAIN GMAS,2 AVENUE DE LAFAYETTE STE 1,BOSTON MA 02111–1748	2,063,769.24		6.61%
EMERGING MARKETS CORPORATE BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC,SPECIAL CUSTODY ACCOUNT FOR THE,EXCLUSIVE BENEFIT OF OUR CUSTOMERS,ATTN: MUTUAL FUNDS DEPT,101 MONTGOMERY ST,SAN FRANCISCO CA 94104–4151	1,658,123.53		5.31%
EMERGING MARKETS BOND FUND	A1	UBS WM USA,XXXXX,OMNI A/C M/F,ATTN DEPT MANAGER,499 WASHINGTON BLVD 9TH FL,JERSEY CITY NJ 07310–2055	6,246,561.22		14.79%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,000,384.38		9.47%
EMERGING MARKETS BOND FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	3,316,402.44		7.85%
EMERGING MARKETS BOND FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	2,726,440.44		6.46%
EMERGING MARKETS BOND FUND	A1	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104–2999	2,561,851.16		6.07%
EMERGING MARKETS BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,387,009.25		5.65%
EMERGING MARKETS BOND FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	2,270,962.77		5.38%
EMERGING MARKETS BOND FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,324,702.00	[2]	57.19%
EMERGING MARKETS BOND FUND	Administrative[1]	TRUST COMPANY OF AMERICA, FBO XXXXX, PO BOX 6503, ENGLEWOOD CO 80155–6503	403,064.66		17.40%
EMERGING MARKETS BOND FUND	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	204,134.66		8.81%
EMERGING MARKETS BOND FUND	Administrative[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	146,707.70		6.33%
EMERGING MARKETS BOND FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	262,698.77		16.81%
EMERGING MARKETS BOND FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	217,438.77		13.91%
EMERGING MARKETS BOND FUND	B1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	180,722.91		11.56%
EMERGING MARKETS BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,418,544.02		14.82%
EMERGING MARKETS BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,519,554.40		9.31%
EMERGING MARKETS BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,507,754.88		9.24%
EMERGING MARKETS BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,481,960.46		9.08%
EMERGING MARKETS BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,378,886.90		8.45%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	921,036.66		5.64%
EMERGING MARKETS BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	15,108,447.02	[2]	45.44%
EMERGING MARKETS BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	9,746,196.76	[2]	29.31%
EMERGING MARKETS BOND FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	2,156,581.48		6.49%
EMERGING MARKETS BOND FUND	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	47,374,597.36		20.70%
EMERGING MARKETS BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	43,263,398.06		18.90%
EMERGING MARKETS BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	19,766,917.06		8.64%
EMERGING MARKETS BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	17,626,207.20		7.70%
EMERGING MARKETS BOND FUND	Institutional[1]	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	15,467,104.81		6.76%
EMERGING MARKETS BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	10,335,662.80	[2]	47.11%
EMERGING MARKETS BOND FUND	P	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	5,581,762.88	[2]	25.44%
EMERGING MARKETS BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	3,592,661.11		16.38%
EMERGING MULTI–ASSET FUND	A	LPL FINANCIAL, A/C XXXXX, FBO CUSTOMER ACCOUNTS, ATTN: MUTUAL FUND OPERSTIONS, PO BOX 509046, SAN DIEGO CA 92150–9046	28,762.77		19.89%
EMERGING MULTI–ASSET FUND	A	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	17,749.51		10.75%
EMERGING MULTI–ASSET FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	13,703.86		8.30%
EMERGING MULTI–ASSET FUND	A1	DENNIS PAUL DORMAN 2006 TRUST, U/A DTD 08/28/2006, 850 POMONA AVE, CORONADO CA 92118–2340	8,553.32		5.18%
EMERGING MULTI–ASSET FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	998.00	[2]	100.00%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MULTI–ASSET FUND	C1	PAUL W LEONARDELLI, 7 STONE BRIDGE DR, ANDOVER NJ 07821–2324	10,697.26		16.49%
EMERGING MULTI–ASSET FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	10,395.28		16.02%
EMERGING MULTI–ASSET FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	10,255.92		15.81%
EMERGING MULTI–ASSET FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	7,388.41		11.39%
EMERGING MULTI–ASSET FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	164,968.69	[2]	59.46%
EMERGING MULTI–ASSET FUND	D	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	88,312.99	[2]	31.83%
EMERGING MULTI–ASSET FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	14,438.07		5.20%
EMERGING MULTI–ASSET FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	308,542.14	[2]	31.21%
EMERGING MULTI–ASSET FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,000.00	[2]	30.35%
EMERGING MULTI–ASSET FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	184,088.26		18.62%
EMERGING MULTI–ASSET FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	75,792.04		7.67%
EMERGING MULTI–ASSET FUND	Institutional[1]	GUSTAVE HANS MOEDE TTEE, URSULA S MOEDE 2011 SPECIAL TRUST, U/A DTD 03/09/2011, 720 W VIRGINIA ST, MILWAUKEE WI 53204–1539	50,607.29		5.12%
EMERGING MULTI–ASSET FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	4,656.22	[2]	62.42%
EMERGING MULTI–ASSET FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	1,803.87		24.18%
EMERGING MULTI–ASSET FUND	P1	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00		13.40%
EMERGING MULTI–ASSET FUND	R1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
EXTENDED DURATION FUND	Institutional[1]	REED ELSEVIER US RETIREMENT PLAN, ATTN LYNN FORMICA, 2 NEWTON PL STE 350, NEWTON MA 02458–1643	13,701,028.58	[2]	30.81%
EXTENDED DURATION FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	10,178,310.31		22.89%
EXTENDED DURATION FUND	Institutional[1]	MAC & CO A/C XXXXX, PO BOX 3198, PITTSBURGH PA 15230–3198	3,880,373.72		8.73%
EXTENDED DURATION FUND	Institutional	DINGLE & CO, C/O COMERICA BANK, ATTN MC3446/MUTUAL FUNDS, PO BOX 75000, DETROIT MI 48275–0001	3,878,478.63		8.72%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EXTENDED DURATION FUND	P1	SAXON & CO, FBO: XXXXX, P.O BOX 7780–1888, PHILADELPHIA PA 19182–0001	111,827.73	[2]	75.21%
EXTENDED DURATION FUND	P1	SAXON & CO, FBO: XXXXX, P.O BOX 7780–1888, PHILADELPHIA PA 19182–0001	12,596.17		8.47%
EXTENDED DURATION FUND	P	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	10,840.00		7.29%
EXTENDED DURATION FUND	P1	SAXON & CO, FBO: XXXXX, P.O BOX 7780–1888, PHILADELPHIA PA 19182–0001	10,702.79		7.20%
FLOATING INCOME FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,040,395.51		11.43%
FLOATING INCOME FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	2,969,764.94		11.17%
FLOATING INCOME FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	2,756,742.90		10.36%
FLOATING INCOME FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,260,184.24		8.50%
FLOATING INCOME FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,642,525.11		6.18%
FLOATING INCOME FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	12,663.94	[2]	44.61%
FLOATING INCOME FUND	Administrative[1]	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	12,614.34	[2]	44.44%
FLOATING INCOME FUND	Administrative[1]	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	1,691.13		5.96%
FLOATING INCOME FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,028,281.95		12.79%
FLOATING INCOME FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,708,405.78		10.78%
FLOATING INCOME FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,566,915.89		9.88%
FLOATING INCOME FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,403,445.58		8.85%
FLOATING INCOME FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	820,877.44		5.18%
FLOATING INCOME FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	6,455,613.05	[2]	65.55%
FLOATING INCOME FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,792,332.76		18.20%
FLOATING INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	198,808,268.94	[2]	54.51%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FLOATING INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	121,692,160.74	[2]	33.37%
FLOATING INCOME FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	4,429,546.87	[2]	49.51%
FLOATING INCOME FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,372,637.84		15.34%
FLOATING INCOME FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	1,212,679.56		13.55%
FLOATING INCOME FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	929,433.64		10.39%
FLOATING INCOME FUND	P	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	754,465.03		8.43%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	6,402,709.14		20.29%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	A1	PRUDENTIAL INVESTMENT MGTS SERVICE, (FBO) MUTUAL FUND CLIENTS, ATTN PRUCHOICE UNIT, 100 MULBERRY STREET, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4056	4,552,628.94		14.43%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	3,124,267.64		9.90%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,096,129.54		9.81%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	652,027.69	[2]	40.04%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Administrative[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT REINV/REINV, PO BOX 1533, MINNEAPOLIS MN 55479–1533	481,090.36	[2]	29.54%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	177,794.28		10.92%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Administrative[1]	COMMUNITY BANK NA AS CUSTODIAN, FBO UBS PR CLIENTS, ATTN BENEFIT PLAN ADMINISTRATORS, 6 RHOADS DR, UTICA NY 13502–6317	129,478.40		7.95%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	26,425.14		11.58%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	22,154.99		9.71%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	12,683.84		5.56%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	613,431.88		13.12%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	425,772.64		9.10%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	414,374.43		8.86%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	399,482.60		8.54%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	272,841.66		5.83%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	253,415.44		5.42%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	17,326,688.83	[2]	64.42%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	5,182,651.90		19.27%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	78,909,302.89	[2]	33.69%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	47,412,590.93		20.24%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	45,926,344.42		19.61%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	12,474,473.84		5.33%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	P	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	6,091,905.15	[2]	47.43%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	3,527,718.75	[2]	27.47%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,985,202.23		15.46%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	R1	UMB BANK NA, FIDUCIARY FOR VARIOUS TAX DEFERRED, ACCOUNTS, ATTN FINANCE DEPARTMENT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636–1000	573,813.61	[2]	35.11%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	R1	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636–1000	344,444.56		21.07%
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	R1	SECURITY BENEFIT LIFE INS CO, SBL VARIABLE ANNUITY ACCOUNT XIV, ATTN FINANCE DEPARTMENT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636–1000	259,140.06		15.86%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (U.S. DOLLAR–HEDGED)	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	112,615.62		6.89%
FOREIGN BOND FUND (UNHEDGED)	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	6,082,416.09		16.90%
FOREIGN BOND FUND (UNHEDGED)	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	5,041,959.10		14.01%
FOREIGN BOND FUND (UNHEDGED)	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	4,443,142.19		12.35%
FOREIGN BOND FUND (UNHEDGED)	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	3,426,255.76		9.52%
FOREIGN BOND FUND (UNHEDGED)	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	2,839,847.45		7.89%
FOREIGN BOND FUND (UNHEDGED)	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,118,740.80	[2]	70.69%
FOREIGN BOND FUND (UNHEDGED)	Administrative[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	286,402.16		18.10%
FOREIGN BOND FUND (UNHEDGED)	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,011,412.34		23.55%
FOREIGN BOND FUND (UNHEDGED)	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,172,408.92		13.73%
FOREIGN BOND FUND (UNHEDGED)	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	733,099.69		8.58%
FOREIGN BOND FUND (UNHEDGED)	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	703,759.80		8.24%
FOREIGN BOND FUND (UNHEDGED)	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	27,144,761.65	[2]	54.39%
FOREIGN BOND FUND (UNHEDGED)	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	16,368,703.54	[2]	32.80%
FOREIGN BOND FUND (UNHEDGED)	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	64,575,535.85	[2]	28.16%
FOREIGN BOND FUND (UNHEDGED)	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	32,915,052.67		14.36%
FOREIGN BOND FUND (UNHEDGED)	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	25,846,218.20		11.27%
FOREIGN BOND FUND (UNHEDGED)	Institutional[1]	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS, ATTN: SERVICE TEAM, 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246–6484	22,351,720.71		9.75%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (UNHEDGED)	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	14,538,075.30		6.34%
FOREIGN BOND FUND (UNHEDGED)	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	3,232,204.13	[2]	35.00%
FOREIGN BOND FUND (UNHEDGED)	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,686,300.90	[2]	29.09%
FOREIGN BOND FUND (UNHEDGED)	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	2,054,145.10		22.24%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	5,024,766.67		18.93%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	3,973,914.18		14.97%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	3,301,336.80		12.44%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,185,895.67		12.00%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,589,931.03		5.99%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,478,633.04		20.62%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	763,950.99		10.66%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	632,627.47		8.82%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	463,179.46		6.46%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	9,086,180.97	[2]	51.15%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,578,116.72		20.14%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	975,165.77		5.49%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	759,655,321.08	[2]	60.32%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	428,853,426.44	[2]	34.05%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,947,689.88	[2]	38.54%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,841,828.72	[2]	36.44%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	P1	SALOMON SMITH BARNEY, 333 W 34TH ST, NEW YORK NY 10001–2402	1,108,736.78		21.94%
FUNDAMENTAL INDEXPLUS® FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	2,160.21	[2]	100.00%
FUNDAMENTAL INDEXPLUS® FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	23,664.12	[2]	64.07%
FUNDAMENTAL INDEXPLUS® FUND	D1	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482–1170	4,712.51		12.76%
FUNDAMENTAL INDEXPLUS® FUND	D1	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482–1170	3,775.96		10.22%
FUNDAMENTAL INDEXPLUS® FUND	D1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	1,974.62		5.35%
FUNDAMENTAL INDEXPLUS® FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,352,760.71	[2]	32.45%
FUNDAMENTAL INDEXPLUS® FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	3,136,241.82	[2]	30.36%
FUNDAMENTAL INDEXPLUS® FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	906,883.38		8.78%
FUNDAMENTAL INDEXPLUS® FUND	Institutional[1]	FERRIS FOUNDATION, ATTN KAREN THOMPSON, 420 OAK ST PRK 255, BIG RAPIDS MI 49307–2000	556,438.52		5.39%
FUNDAMENTAL INDEXPLUS® FUND	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	535,116.21		5.18%
FUNDAMENTAL INDEXPLUS® FUND	P1	LPL FBO LPL CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22, BOSTON MA 02108–3106	10,214.51	[2]	92.45%
FUNDAMENTAL INDEXPLUS® FUND	P1	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	833.80		7.55%
FUNDAMENTAL INDEXPLUS® TR FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,332,126.83		16.82%
FUNDAMENTAL INDEXPLUS® TR FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,442,592.97		10.41%
FUNDAMENTAL INDEXPLUS® TR FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,149,971.64		8.30%
FUNDAMENTAL INDEXPLUS® TR FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	1,015,672.22		7.33%
FUNDAMENTAL INDEXPLUS® TR FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,006,018.24		7.26%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL INDEXPLUS® TR FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	896,006.86		6.46%
FUNDAMENTAL INDEXPLUS® TR FUND	Administrative[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	7,525.18	[2]	72.77%
FUNDAMENTAL INDEXPLUS® TR FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	2,815.84	[2]	27.23%
FUNDAMENTAL INDEXPLUS® TR FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	564,924.87		12.41%
FUNDAMENTAL INDEXPLUS® TR FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	400,506.95		8.80%
FUNDAMENTAL INDEXPLUS® TR FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	372,087.20		8.17%
FUNDAMENTAL INDEXPLUS® TR FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	358,248.48		7.87%
FUNDAMENTAL INDEXPLUS® TR FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,815,286.10	[2]	46.35%
FUNDAMENTAL INDEXPLUS® TR FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	6,838,905.02	[2]	35.96%
FUNDAMENTAL INDEXPLUS® TR FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	2,490,679.28		13.10%
FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	16,161,897.65	[2]	32.83%
FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	THE UCLA FOUNDATION, ATTN: NEAL AXELROD, 10920 WILSHIRE BLVD STE 900, LOS ANGELES CA 90024–6506	15,716,232.53	[2]	31.92%
FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,362,355.17		16.99%
FUNDAMENTAL INDEXPLUS® TR FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	3,135,134.41		6.37%
FUNDAMENTAL INDEXPLUS® TR FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	672,765.52	[2]	37.98%
FUNDAMENTAL INDEXPLUS® TR FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	646,578.42	[2]	36.50%
FUNDAMENTAL INDEXPLUS® TR FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	359,104.12		20.27%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	1,030,666.76		12.48%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL ADVANTAGE® STRATEGY BOND FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	809,234.86		9.80%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	687,558.98		8.33%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	473,383.12		5.73%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	274,762.43		13.08%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	266,743.94		12.69%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	212,018.00		10.09%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	119,271.48		5.68%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	C1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	114,158.09		5.43%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,914,817.74	[2]	43.95%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	2,690,648.54	[2]	40.57%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	44,595,818.93		16.89%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	NORTHERN TRUST CO FBO, TRINITY HEALTH, 801 S CANAL ST # C1–N, CHICAGO IL 60607–4715	31,951,788.82		12.10%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI–ASSET FND, ATTN: CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	27,840,002.98		10.54%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	STATE STREET BANK & TRUST FBO, ILLINOIS TEACHERS GLOBAL, ADVANTAGE STRATEGY, 2 AVENUE DE LAFAYETTE FL 1, BOSTON MA 02111–1748	20,417,399.78		7.73%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	19,917,445.09		7.54%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	16,758,602.55		6.35%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	833,895.14	[2]	38.77%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL ADVANTAGE® STRATEGY BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	661,935.37	[2]	30.78%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	319,989.10		14.88%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	P1	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	175,057.56		8.14%
GLOBAL ADVANTAGE® STRATEGY BOND FUND	R1	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095–4773	303,353.27	[2]	96.19%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	535,773.31		15.62%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	232,040.84		6.77%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	219,495.59		6.40%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	194,143.36		5.66%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative[1]	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	11,253.98	[2]	28.43%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative[1]	GOODMAN REAL ESTATE LIMITED, PARTNERSHIP, 4711 GOLF RD STE 1000, SKOKIE IL 60076–1235	10,166.56	[2]	25.69%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	8,705.09		21.99%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,751.48		9.48%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative[1]	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS, ATTN: CAROL WU/MUTUAL FUND OPS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,235.79		8.18%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	14,626.96		14.64%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	9,682.39		9.69%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	8,989.20		9.00%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	267,368.13		14.66%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	196,781.55		10.79%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	152,000.95		8.34%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	122,469.21		6.72%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	100,076.47		5.49%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,823,600.66	[2]	27.02%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,818,119.37		12.85%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional[1]	PARBANC CO., 514 MARKET ST, PARKERSBURG WV 26101–5144	1,474,548.86		10.42%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional[1]	MAC & CO A/C XXXXX, MUTUAL FUND OPS–TC, PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230–3198	1,067,818.65		7.54%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional[1]	NORTHERN TRUST AS CUSTODIAN FBO, HEALTHCARE OF ONTARIO PENSION, PLAN TRUST AC# XXXXX, PO BOX 92956, CHICAGO IL 60675–2956	897,663.88		6.34%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	344,403.04	[2]	60.00%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	143,955.27	[2]	25.08%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	70,887.62		12.35%
GLOBAL BOND FUND (UNHEDGED)	Administrative[1]	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET–7, 601 CONGRESS ST, BOSTON MA 02210–2804	17,286,732.64	[2]	78.59%
GLOBAL BOND FUND (UNHEDGED)	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,733,374.49		12.43%
GLOBAL BOND FUND (UNHEDGED)	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,807,409.24	[2]	57.58%
GLOBAL BOND FUND (UNHEDGED)	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,075,353.21	[2]	34.26%
GLOBAL BOND FUND (UNHEDGED)	Institutional	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	23,632,998.21	[2]	30.58%
GLOBAL BOND FUND (UNHEDGED)	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	6,910,559.67		8.94%
GLOBAL BOND FUND (UNHEDGED)	Institutional[1]	BLUE CROSS & BLUE SHIELD OF, MASSACHUSETTS HMO BLUE INC, ATTN MICHAEL CROWLEY, LANDMARK CENTER, 401 PARK DR, BOSTON MA 02215–3325	6,674,911.76		8.64%
GLOBAL BOND FUND (UNHEDGED)	Institutional[1]	BLUE CROSS BLUE SHIELD OF, MASSACHUSETTS INC INDEMNITY, ATTN MICHAEL CROWLEY, LANDMARK CENTER TREASURY 01/07, 401 PARK DR, BOSTON MA 02215–3325	6,294,734.43		8.15%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND FUND (UNHEDGED)	Institutional[1]	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI–ASSET FND, ATTN: CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	6,208,159.88		8.03%
GLOBAL BOND FUND (UNHEDGED)	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	83,308.07	[2]	95.00%
GLOBAL MULTI–ASSET FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	18,204,099.92		18.76%
GLOBAL MULTI–ASSET FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	11,258,196.08		11.60%
GLOBAL MULTI–ASSET FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	10,823,769.78		11.15%
GLOBAL MULTI–ASSET FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	9,715,905.28		10.01%
GLOBAL MULTI–ASSET FUND	A	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	6,320,703.23		6.51%
GLOBAL MULTI–ASSET FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	19,947,542.91	[2]	29.11%
GLOBAL MULTI–ASSET FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	7,257,663.53		10.59%
GLOBAL MULTI–ASSET FUND	C1	CITIGROUP GLOBAL MARKETS INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 W 34TH ST, NEW YORK NY 10001–2402	5,427,275.28		7.92%
GLOBAL MULTI–ASSET FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	4,309,705.57		6.29%
GLOBAL MULTI–ASSET FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	3,812,183.27		5.56%
GLOBAL MULTI–ASSET FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	9,424,817.16	[2]	48.84%
GLOBAL MULTI–ASSET FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	5,866,856.58	[2]	30.40%
GLOBAL MULTI–ASSET FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	54,811,703.92	[2]	35.34%
GLOBAL MULTI–ASSET FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	28,528,934.41		18.39%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL MULTI–ASSET FUND	Institutional[1]	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	14,775,800.58		9.53%
GLOBAL MULTI–ASSET FUND	Institutional[1]	SEI PRIVATE TRUST CO, C/O STATE STREET BANK ID 571, ONE FREEDOM VALLEY DR, OAKS PA 19456–9989	9,640,868.27		6.22%
GLOBAL MULTI–ASSET FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	27,587,466.41	[2]	54.39%
GLOBAL MULTI–ASSET FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	10,268,733.41		20.25%
GLOBAL MULTI–ASSET FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	9,742,194.04		19.21%
GLOBAL MULTI–ASSET FUND	R1	ING NATIONAL TRUST, 1 ORANGE WAY, WINDSOR CT 06095–4773	803,733.50	[2]	68.46%
GLOBAL MULTI–ASSET FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	127,221.48		10.84%
GNMA FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	6,343,016.86		15.08%
GNMA FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,697,786.71		8.79%
GNMA FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	3,445,984.53		8.19%
GNMA FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,992,529.66		7.12%
GNMA FUND	A1	ORCHARD TRUST CO LLC TTEE, FBO EMPLOYEE BENEFITS CLIENTS, C/O FAS CORP, 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111–5002	2,352,341.30		5.59%
GNMA FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	162,335.31		13.45%
GNMA FUND	B	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	148,868.34		12.33%
GNMA FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	106,784.55		8.84%
GNMA FUND	C	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	2,721,666.98		14.41%
GNMA FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	2,311,739.38		12.24%
GNMA FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,348,340.16		7.14%
GNMA FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	6,587,627.35	[2]	50.60%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	4,236,387.17	[2]	32.54%
GNMA FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	14,466,219.12	[2]	42.86%
GNMA FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	7,725,943.88		22.89%
GNMA FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	3,576,317.21		10.60%
GNMA FUND	Institutional[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	1,944,573.70		5.76%
GNMA FUND	Institutional[1]	WESTAT INC, 1600 RESEARCH BLVD, ROCKVILLE MD 20850–3129	1,816,247.24		5.38%
GNMA FUND	Institutional[1]	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	1,784,483.13		5.29%
GNMA FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,749,151.48	[2]	32.27%
GNMA FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,688,445.39	[2]	31.15%
GNMA FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	1,136,063.14		20.96%
GNMA FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	492,958.88		9.09%
GOVERNMENT MONEY MARKET FUND	A1	JOHN A CURCIO, 8581 GLENLYON CT, FORT MYERS FL 33912–2406	803,925.35	[2]	30.88%
GOVERNMENT MONEY MARKET FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	731,426.39	[2]	28.10%
GOVERNMENT MONEY MARKET FUND	A1	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS, 1 LINCOLN ST, BOSTON MA 02111–2901	160,388.75		6.16%
GOVERNMENT MONEY MARKET FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	285,203.77		16.14%
GOVERNMENT MONEY MARKET FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	265,232.67		15.01%
GOVERNMENT MONEY MARKET FUND	C1	PEF ISRAEL ENDOWMENT FUNDS INC, 317 MADISON AVE SUITE 607, NEW YORK NY 10017–5269	158,771.09		8.98%
GOVERNMENT MONEY MARKET FUND	C	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	151,398.56		8.57%
GOVERNMENT MONEY MARKET FUND	C1	PERSHING LLC, P. O. BOX 2052, JERSEY CITY NJ 07303–2052	129,745.87		7.34%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GOVERNMENT MONEY MARKET FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	88,945.14		5.03%
GOVERNMENT MONEY MARKET FUND	M1	DELPHI CORPORATION SAVINGS, TRUST, PO BOX 5086, TROY MI 48007–5086	473,978,489.28	[2]	76.43%
GOVERNMENT MONEY MARKET FUND	M1	CHARLES SCHWAB TRUST CO TTEE, ALLIANZ DRESDNER 401K SAVINGS PLAN, 800422, 2423 E LINCOLN DR, PHOENIX AZ 85016–1215	38,646,253.45		6.23%
GOVERNMENT MONEY MARKET FUND	P1	MID ATLANTIC TR CO FBO, MATWICZYK & BROWN L L P 401K PSP, & TR, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222–4228	13,883.32	[2]	43.41%
GOVERNMENT MONEY MARKET FUND	P1	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	10,000.50	[2]	31.27%
GOVERNMENT MONEY MARKET FUND	P1	MARY TAM FBO, TRINITY CAPITAL RESEARCH 401K PSP, & TR, 370 LEXINGTON AVE RM 308, NEW YORK NY 10017–6595	7,513.58		23.49%
HIGH YIELD FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	11,271,957.49		8.53%
HIGH YIELD FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	10,157,460.22		7.69%
HIGH YIELD FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	9,730,579.56		7.36%
HIGH YIELD FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	6,865,371.21		5.20%
HIGH YIELD FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	70,672,505.82	[2]	64.22%
HIGH YIELD FUND	Administrative[1]	VANTAGE TRUST– NAV, ATTN: OUTSIDE MUTUAL FUNDS GROUP, 777 N CAPITOL ST NE STE 600, WASHINGTON DC 20002–4290	9,782,859.15		8.89%
HIGH YIELD FUND	Administrative[1]	VANTAGE TRUST– UNITIZED, ATTN: OUTSIDE MUTUAL FUNDS GROUP, 777 N CAPITOL ST NE STE 600, WASHINGTON DC 20002–4290	7,242,968.86		6.58%
HIGH YIELD FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	472,907.27		10.04%
HIGH YIELD FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	422,738.88		8.97%
HIGH YIELD FUND	B	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	410,726.31		8.72%
HIGH YIELD FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	11,587,248.18		18.47%
HIGH YIELD FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,956,779.96		7.90%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	4,856,911.87		7.74%
HIGH YIELD FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	4,199,280.50		6.69%
HIGH YIELD FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	3,978,977.92		6.34%
HIGH YIELD FUND	C	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	3,449,708.28		5.50%
HIGH YIELD FUND	D	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	38,365,801.40	[2]	51.13%
HIGH YIELD FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	18,850,642.53	[2]	25.12%
HIGH YIELD FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	225,848,645.27	[2]	25.63%
HIGH YIELD FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	116,983,660.60		13.28%
HIGH YIELD FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	103,053,584.06		11.70%
HIGH YIELD FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN; MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	102,649,913.05		11.65%
HIGH YIELD FUND	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	46,621,045.23		5.29%
HIGH YIELD FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	18,724,969.32	[2]	37.60%
HIGH YIELD FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	8,483,771.17		17.04%
HIGH YIELD FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	6,610,477.04		13.28%
HIGH YIELD FUND	R1	AMERICAN UNITED INSURANCE CO TTEE, GROUP RETIREMENT ANNUITY, PO BOX 368, INDIANAPOLIS IN 46206–0368	1,451,966.35	[2]	27.99%
HIGH YIELD FUND	R1	ING, ENHANCED K–CHOICE, TRUSTEE: RELIANCE TRUST COMPANY, 400 ATRIUM DRIVE, SOMERSET NJ 08873–4162	402,783.09		7.77%
HIGH YIELD FUND	R1	AMERICAN UNITED INSURANCE CO TTEE, UNIT INVESTMENT TRUST, PO BOX 368, INDIANAPOLIS IN 46206–0368	281,070.70		5.42%
HIGH YIELD FUND	R1	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255, SPRINGFIELD MA 01111–0001	265,086.30		5.11%
HIGH YIELD MUNICIPAL BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,263,456.12		12.34%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,161,353.66		11.34%
HIGH YIELD MUNICIPAL BOND FUND	A	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	657,731.10		6.42%
HIGH YIELD MUNICIPAL BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	558,022.60		5.45%
HIGH YIELD MUNICIPAL BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,257,254.75	[2]	25.27%
HIGH YIELD MUNICIPAL BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	412,390.37		8.29%
HIGH YIELD MUNICIPAL BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	330,671.82		6.65%
HIGH YIELD MUNICIPAL BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,289,876.33	[2]	40.32%
HIGH YIELD MUNICIPAL BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,151,106.05	[2]	35.98%
HIGH YIELD MUNICIPAL BOND FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	533,274.25		16.67%
HIGH YIELD MUNICIPAL BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,257,008.39	[2]	71.58%
HIGH YIELD MUNICIPAL BOND FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	1,411,007.94		12.23%
HIGH YIELD MUNICIPAL BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,064,606.41		9.23%
HIGH YIELD MUNICIPAL BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	547,179.26	[2]	60.96%
HIGH YIELD MUNICIPAL BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	320,041.79	[2]	35.66%
HIGH YIELD SPECTRUM FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	46,172.27	[2]	28.09%
HIGH YIELD SPECTRUM FUND	A1	OLIVIER PAUL MEISEL, 162 RUE DE L’UNIVERSITE, PARIS FRANCE 75007	13,060.46		7.95%
HIGH YIELD SPECTRUM FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	9,924.55		6.04%
HIGH YIELD SPECTRUM FUND	A1	SSB&T TRUST CO CUST R/O IRA FBO, FRANCINE E PEGUES, 959 HARCOURT RD, GROSSE POINTE MI 48230–1875	9,678.62		5.89%
HIGH YIELD SPECTRUM FUND	C1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	241,886.33	[2]	83.02%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD SPECTRUM FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	744,777.78	[2]	81.18%
HIGH YIELD SPECTRUM FUND	D1	TD AMERITRADE INC FEBO, OUR CLIENT, PO BOX 2226, OMAHA NE 68103–2226	72,654.26		7.92%
HIGH YIELD SPECTRUM FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	47,360.37		5.16%
HIGH YIELD SPECTRUM FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	37,636,269.64	[2]	62.97%
HIGH YIELD SPECTRUM FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	17,001,807.38	[2]	28.45%
HIGH YIELD SPECTRUM FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PVIT ALL ASSET PORTFOLIO, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	4,250,451.85		7.11%
HIGH YIELD SPECTRUM FUND	P1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	528,100.94	[2]	86.91%
HIGH YIELD SPECTRUM FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	40,101.08		6.60%
INCOME FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	6,183,135.35		14.30%
INCOME FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,788,612.70		11.08%
INCOME FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	2,277,487.16		5.27%
INCOME FUND	Administrative[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	6,984.02	[2]	68.42%
INCOME FUND	Administrative[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	3,223.56	[2]	31.58%
INCOME FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	5,561,629.49		22.45%
INCOME FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,117,104.69		12.58%
INCOME FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	31,076,216.05	[2]	51.27%
INCOME FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	23,007,204.81	[2]	37.96%
INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	185,653,463.18	[2]	58.70%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INCOME FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	88,041,044.61	[2]	27.84%
INCOME FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	3,924,115.87	[2]	40.26%
INCOME FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	2,225,009.45		22.83%
INCOME FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,213,195.03		22.71%
INCOME FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	709,213.06		7.28%
INCOME FUND	R1	FRONTIER TR CO FBO, JHCB INC & KENMORE DEVELOPMENT, XXXXX, PO BOX 10758, FARGO ND 58106–0758	16,785.97		15.96%
INCOME FUND	R1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	9,079.28		8.63%
INCOME FUND	R1	MG TR CO CUST FBO, BLUE RIDGE UROLOGICAL PC 401K, 700 17TH STREET SUITE 300, DENVER CO 80202–3531	8,165.71		7.77%
INCOME FUND	R1	FRONTIER TR CO FBO, MAP ENTERPRISES INC 401K SALARY SA, XXXXX, PO BOX 10758, FARGO ND 58106–0758	7,889.10		7.50%
INCOME FUND	R1	FRONTIER TR CO FBO, NICK BARBIERI TRUCKING 401K PLAN, XXXXX, PO BOX 10758, FARGO ND 58106–0758	6,837.00		6.50%
INCOME FUND	R1	COUNSEL TR DBA MATC FBO, JACK MAXTON CO 401K, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222–4228	6,789.01		6.46%
INCOME FUND	R1	COUNSEL TR DBA MATC FBO, NEW MILFORD ORTHOPEDIC ASSOCIATES, PC 401K PSP, 1251 WATERFRONT PL STE 525, PITTSBURGH PA 15222–4228	6,782.62		6.45%
INCOME FUND	R1	FRONTIER TRUST COMPANY FBO, CAMPBELL HIGGINS & MUMMERT 401K PL, XXXXX, PO BOX 10758, FARGO ND 58106–0758	5,316.68		5.06%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	370,262.69		14.57%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	225,066.26		8.86%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	FIIOC FBO, CARROLL INDEPENDENT FUEL COMPANY, 401(K) RETIREMENT PLAN XXXXX, 100 MAGELLAN WAY, COVINGTON KY 41015–1987	194,155.44		7.64%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	180,758.40		7.11%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	FIIOC, FBO, SPELLMAN HIGH VOLTAGE ELECTRONICS, CORPORATION 19163, 100 MAGELLAN WAY, COVINGTON KY 41015–1987	178,499.59		7.03%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	166,805.90		6.57%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	42,580.80		15.44%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	B1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	21,140.43		7.67%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	215,522.37		20.68%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	110,761.84		10.63%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	88,984.69		8.54%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	69,244.43		6.65%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,060,800.87	[2]	36.04%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	654,339.76		22.23%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	168,186.66		5.71%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	13,971,004.98	[2]	84.86%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	231,496.86		19.40%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	115,346.65		9.67%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	97,681.49		8.19%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,734.88	[2]	100.00%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	28,930.54		7.83%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	26,552.72		7.18%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	359,701.90	[2]	48.14%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	272,278.01	[2]	36.44%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	40,889.07		5.47%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional[1]	PIMCO INTL STOCKS PLUS TR STRATEGY, FUND (UNHEDGED) – MEVQ, 2501 COOLIDGE RD STE 400, EAST LANSING MI 48823–6352	32,784,972.99	[2]	48.70%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	20,268,068.64	[2]	30.11%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	8,101,158.41		12.03%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional[1]	THE UCLA FOUNDATION, ATTN: NEAL AXELROD, 10920 WILSHIRE BLVD STE 900, LOS ANGELES CA 90024–6506	4,827,348.18		7.17%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	11,538.41	[2]	37.60%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	8,751.84	[2]	28.52%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	6,302.48		20.54%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	4,098.48		13.35%
INVESTMENT GRADE CORPORATE BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	9,596,416.26		12.64%
INVESTMENT GRADE CORPORATE BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	8,013,537.05		10.55%
INVESTMENT GRADE CORPORATE BOND FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	7,616,208.35		10.03%
INVESTMENT GRADE CORPORATE BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	6,911,180.50		9.10%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative[1]	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012–2468	952,268.74		23.82%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative[1]	DCGT AS TTEE AND/OR CUST, FBO THE WESLEYAN PENSION FUND, ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392–0001	878,128.08		21.96%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative[1]	FIFTH THIRD BANK FBO CINTAS PIMCO, INV GRD CORP BD FD XXXXX, 5001 KINGSLEY DR, CINCINNATI OH 45263–0001	637,093.64		15.93%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INVESTMENT GRADE CORPORATE BOND FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	622,262.86		15.56%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative[1]	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS, ATTN: CAROL WU/MUTUAL FUND OPS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	390,474.43		9.77%
INVESTMENT GRADE CORPORATE BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	10,419,483.90		24.29%
INVESTMENT GRADE CORPORATE BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,440,842.62		10.35%
INVESTMENT GRADE CORPORATE BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	3,332,798.57		7.77%
INVESTMENT GRADE CORPORATE BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	2,455,085.90		5.72%
INVESTMENT GRADE CORPORATE BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	2,373,471.65		5.53%
INVESTMENT GRADE CORPORATE BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,255,155.37		5.26%
INVESTMENT GRADE CORPORATE BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	18,434,921.92	[2]	52.42%
INVESTMENT GRADE CORPORATE BOND FUND	D	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,764,956.63		24.92%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	91,064,418.58		23.61%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	40,451,816.46		10.49%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	31,434,731.65		8.15%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	29,818,464.14		7.73%
INVESTMENT GRADE CORPORATE BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	7,215,640.02	[2]	48.06%
INVESTMENT GRADE CORPORATE BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	3,367,387.65		22.43%
INVESTMENT GRADE CORPORATE BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	3,034,591.97		20.21%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG DURATION TOTAL RETURN FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	61,203,536.16		11.80%
LONG DURATION TOTAL RETURN FUND	Institutional[1]	INTER–AMERICAN DEVELOPMENT, BANK FOR THE STAFF, RETIREMENT PLAN, ATTN ROBERT S COLE JR, 1300 NEW YORK AVE NW STOP B600, WASHINGTON DC 20577–0006	37,675,326.06		7.26%
LONG DURATION TOTAL RETURN FUND	Institutional[1]	LORILLARD TOBACCO COMPANY, RETIREMENT MASTER TRUST, C/O LORILLARD TOBACCO COMPANY, 714 GREEN VALLEY RD, GREENSBORO NC 27408–7018	35,954,954.74		6.93%
LONG DURATION TOTAL RETURN FUND	Institutional[1]	ERNST & YOUNG DEFINED BENEFIT, RETIREMENT PLAN TRUST, ATTN TOTAL REWARDS–BENEFITS, 200 PLAZA DR STE 2, SECAUCUS NJ 07094–3607	32,744,085.99		6.31%
LONG DURATION TOTAL RETURN FUND	Institutional	WELLS FARGO BANK NA FBO, OMNIBUS ACCT REINV/REINV, 733 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55479–0001	32,047,781.02		6.18%
LONG DURATION TOTAL RETURN FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	29,293,336.64		5.65%
LONG DURATION TOTAL RETURN FUND	Institutional	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	26,687,221.24		5.15%
LONG DURATION TOTAL RETURN FUND	P	SAXON & CO, FBO: XXXXX, P.O BOX 7780–1888, PHILADELPHIA PA 19182–0001	501,027.15	[2]	46.13%
LONG DURATION TOTAL RETURN FUND	P1	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	376,978.42	[2]	34.71%
LONG DURATION TOTAL RETURN FUND	P1	SAXON & CO, FBO: XXXXX, P.O BOX 7780–1888, PHILADELPHIA PA 19182–0001	145,387.92		13.39%
LONG–TERM CREDIT FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	56,730,661.03	[2]	35.82%
LONG–TERM CREDIT FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	29,713,552.01		18.76%
LONG–TERM CREDIT FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	16,036,003.84		10.13%
LONG–TERM U.S. GOVERNMENT FUND	A1	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255, SPRINGFIELD MA 01111–0001	3,101,802.03		17.15%
LONG–TERM U.S. GOVERNMENT FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	1,810,697.98		10.01%
LONG–TERM U.S. GOVERNMENT FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,145,643.49		6.33%
LONG–TERM U.S. GOVERNMENT FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,053,937.58		5.83%
LONG–TERM U.S. GOVERNMENT FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,036,100.16		5.73%
LONG–TERM U.S. GOVERNMENT FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	6,667,764.49	[2]	88.74%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG–TERM U.S. GOVERNMENT FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	175,184.17	[2]	31.94%
LONG–TERM U.S. GOVERNMENT FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	48,845.84		8.90%
LONG–TERM U.S. GOVERNMENT FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,921,025.46	[2]	43.18%
LONG–TERM U.S. GOVERNMENT FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	322,488.54		7.25%
LONG–TERM U.S. GOVERNMENT FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	49,434,539.02	[2]	41.29%
LONG–TERM U.S. GOVERNMENT FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	29,953,275.89	[2]	25.02%
LONG–TERM U.S. GOVERNMENT FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	21,537,167.35		17.99%
LONG–TERM U.S. GOVERNMENT FUND	P1	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,318,999.02	[2]	40.28%
LONG–TERM U.S. GOVERNMENT FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	658,558.05		20.11%
LONG–TERM U.S. GOVERNMENT FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	558,826.94		17.07%
LONG–TERM U.S. GOVERNMENT FUND	P1	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	495,974.66		15.15%
LOW DURATION FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	55,036,029.67		16.11%
LOW DURATION FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	54,012,971.01		15.81%
LOW DURATION FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	31,917,395.33		9.34%
LOW DURATION FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	26,005,536.35		7.61%
LOW DURATION FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	17,152,023.40		5.02%
LOW DURATION FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	30,967,815.46	[2]	61.51%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	346,440.66		17.89%
LOW DURATION FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	155,705.67		8.04%
LOW DURATION FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	111,092.07		5.74%
LOW DURATION FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	24,633,976.07	[2]	25.69%
LOW DURATION FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	7,826,923.96		8.16%
LOW DURATION FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	6,413,134.79		6.69%
LOW DURATION FUND	C	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	6,313,043.46		6.58%
LOW DURATION FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	4,989,023.21		5.20%
LOW DURATION FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	4,829,776.79		5.04%
LOW DURATION FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	107,424,971.22	[2]	59.68%
LOW DURATION FUND	D	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	45,156,971.12	[2]	25.09%
LOW DURATION FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	254,527,046.68		19.20%
LOW DURATION FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	249,713,688.54		18.84%
LOW DURATION FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	27,433,255.88	[2]	34.83%
LOW DURATION FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	24,510,129.69	[2]	31.12%
LOW DURATION FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	12,282,712.18		15.59%
LOW DURATION FUND	R1	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI, FIED FIA OMNIBUS, ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392–0001	2,151,978.33		22.47%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND	R1	DCGT AS TTEE AND/OR CUST, FBO THE CHURCH OF GOD, ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392–0001	1,328,514.90		13.87%
LOW DURATION FUND	R1	ING LIFE INSURANCE & ANNUITY CO, 151 FARMINGTON AVE, HARTFORD CT 06156–0001	954,647.41		9.97%
LOW DURATION FUND	R1	STATE STREET BANK TRUSTEE, AND/OR CUSTODIAN, FBO ADP ACCESS, 1 LINCOLN ST, BOSTON MA 02111–2901	689,906.80		7.20%
LOW DURATION FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	608,087.87		6.35%
LOW DURATION FUND II	Administrative[1]	US BANK NA FBO WELLS FARGO, EXECUTIVE BENEFITS, PO BOX 1787, MILWAUKEE WI 53201–1787	2,146,312.48	[2]	91.78%
LOW DURATION FUND II	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	136,818.98		5.85%
LOW DURATION FUND II	Institutional[1]	NESTLE 401K SAVINGS PLAN TTEE, FBO NESTLE 401K SAVINGS PLAN, 401 (K) PLAN, ATTN GABRIELLE ALEXANDER, 105 ROSEMONT AVE, WESTWOOD MA 02090–2318	25,062,448.07	[2]	32.54%
LOW DURATION FUND II	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	11,620,733.29		15.09%
LOW DURATION FUND II	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	7,515,846.25		9.76%
LOW DURATION FUND II	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	5,625,738.85		7.30%
LOW DURATION FUND II	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	95,734.57	[2]	96.19%
LOW DURATION FUND III	Administrative[1]	ROBERT W BAIRD & CO INC, A/C XXXXX, 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202–5391	24,887.12	[2]	79.18%
LOW DURATION FUND III	Administrative[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	6,542.15		20.82%
LOW DURATION FUND III	Institutional[1]	THE SALVATION ARMY, A GEORGIA CORP, 1424 NORTHEAST EXPWY, ATTN OFFICE OF INVESTMENTS, ATLANTA GA 30329	5,675,881.28		23.48%
LOW DURATION FUND III	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,214,977.84		13.30%
LOW DURATION FUND III	Institutional[1]	ST JOSEPH HOSPITAL, FOUNDATION, ATTN: MRS JULIE HOLT, 500 S MAIN ST STE 500, ORANGE CA 92868–4536	2,498,795.25		10.34%
LOW DURATION FUND III	Institutional[1]	NATIONAL JEWISH HEALTH, STRATEGIC INITIATIVE, ATTN JENNIFER POWERS, FINANCE DEPT, 1400 JACKSON ST, DENVER CO 80206–2762	1,599,659.77		6.62%
LOW DURATION FUND III	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,255,467.07		5.19%
LOW DURATION FUND III	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	204,272.73	[2]	98.03%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MODERATE DURATION FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	41,189,879.33		17.42%
MODERATE DURATION FUND	Institutional[1]	THE NORTHERN TRUST COMPANY AS, TRUSTEE FOR THE BENEFIT OF, ACCENTURE PROFIT SHARING AND 401K, TRUST PLAN – DV, PO BOX 92994, CHICAGO IL 60675–0001	21,968,294.79		9.29%
MODERATE DURATION FUND	Institutional[1]	KEYBANK NA, FBO PIMCO MODERATE DURATION FUND, XXXXX, PO BOX 94871, CLEVELAND OH 44101–4871	15,021,496.05		6.35%
MODERATE DURATION FUND	Institutional[1]	FBR NATIONAL TRUST COMPANY, FBO NATIONAL AUTOMOBILE DEALERS &, ASSOCIATES RETIREMENT TRUST, 8270 GREENSBORO DR STE 400, MCLEAN VA 22102–3879	14,985,845.41		6.34%
MODERATE DURATION FUND	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT CASH/CASH, PO BOX 1533, MINNEAPOLIS MN 55480–1533	14,746,191.61		6.24%
MODERATE DURATION FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	74,241.27	[2]	87.11%
MODERATE DURATION FUND	P1	ATTN TRUST DEPARTMENT, WHITNEY NATIONAL BANK TTEE, ESTATE OF WILLIAM G HELIS, 401 K PLAN, 228 ST CHARLES AVENUE, NEW ORLEANS LA 70130–2601	7,056.85		8.28%
MONEY MARKET FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	19,501,715.87		11.28%
MONEY MARKET FUND	A1	C/O FASCORE LLC, ORCHARD TR CO TTEE, FBO NMB USA INC RSP, 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111–5002	11,647,615.38		6.74%
MONEY MARKET FUND	Administrative[1]	MERCER TRUST CO TTEE, FBO STRUCTURE TONE ORGANIZATION, 401K PLAN PSP, ATTN DC PLAN ADMIN MS N2H, 1 INVESTORS WAY, NORWOOD MA 02062–1599	11,721,610.01	[2]	41.74%
MONEY MARKET FUND	Administrative[1]	TD AMERITRADE TRUST COMPANY, CO# XXXXX, PO BOX 17748, DENVER CO 80217–0748	4,600,982.87		16.39%
MONEY MARKET FUND	Administrative[1]	RELIANCE TRUST CO FBO, LFP INC 401K PLAN, PO BOX 48529, ATLANTA GA 30362–1529	2,051,138.44		7.30%
MONEY MARKET FUND	Administrative[1]	WILMINGTON TRUST RISC CUST FBO, INTERNATIONAL GARDEN PRODUCTS INC, 401(K) SAVINGS PLAN, PO BOX 52129, PHOENIX AZ 85072–2129	1,691,459.13		6.02%
MONEY MARKET FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,239,653.77		13.11%
MONEY MARKET FUND	B1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	805,327.91		8.52%
MONEY MARKET FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	552,282.61		5.84%
MONEY MARKET FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	492,970.99		5.21%
MONEY MARKET FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	8,538,764.57		9.50%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MONEY MARKET FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	7,949,045.34		8.85%
MONEY MARKET FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	4,721,448.96		5.26%
MONEY MARKET FUND	Institutional[1]	XEROX CORPORATION TRUST, AGREEMENT TO FUND, RETIREMENT PLANS, 45 GLOVER AVE, NORWALK CT 06850–1203	38,877,346.64	[2]	33.64%
MONEY MARKET FUND	Institutional[1]	MERCER TRUST COMPANY CUST FBO, ABBOTT LABS PUERTO RICO SRP, ATTN DC PLAN ADMIN, 1 INVESTORS WAY MSC N–4–E, NORWOOD MA 02062–1599	25,146,842.39		21.76%
MONEY MARKET FUND	Institutional[1]	BANK OF AMERICA FBO, EJ FUNDS LP, PO BOX 831575, ATTN MFO/XXXXX, DALLAS TX 75283–1575	12,183,742.97		10.54%
MONEY MARKET FUND	Institutional[1]	DREW UNIVERSITY, FISCAL OPERATIONS, 36 MADISON AVENUE, MADISON NJ 07940–1493	6,281,216.20		5.44%
MORTGAGE–BACKED SECURITIES FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	1,939,707.86		24.04%
MORTGAGE–BACKED SECURITIES FUND	A1	RELIANCE TR CO FBO, RETIREMENT PLANS SERVICED BY METLIF, 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111–5002	680,063.00		8.43%
MORTGAGE–BACKED SECURITIES FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	525,147.03		6.51%
MORTGAGE–BACKED SECURITIES FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	484,373.12		6.00%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,035,949.53	[2]	30.63%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	WELLS FARGO BANK FBO, VARIOUS RETIREMENT PLANS, FUNDS GROUP XXXXX, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28288–1076	1,908,459.03	[2]	28.71%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS, ATTN: CAROL WU/MUTUAL FUND OPS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	898,932.17		13.52%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	FRONTIER TRUST CO FBO, HERITAGE VALLEY HEALTH SYSTEM 403B, PLAN #XXXXX, PO BOX 10758, FARGO ND 58106–0758	496,968.50		7.48%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	ORCHARD TRUST COMPANY LLC, FBO COX SAVINGS INCENTIVE PLAN, 8515 E ORCHARD ROAD 2T2, GREENWOOD VLG CO 80111–5002	423,135.51		6.37%
MORTGAGE–BACKED SECURITIES FUND	Administrative[1]	PIMS/PRUDENTIAL RETIREMENT AS, NOMINEE FOR THE TTEE/CUST XXXXX, PALO ALTO RESEARCH CENTER, 3333 COYOTE HILL RD, PALO ALTO CA 94304–1314	341,913.20		5.14%
MORTGAGE–BACKED SECURITIES FUND	B	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	36,724.49		16.28%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MORTGAGE–BACKED SECURITIES FUND	B1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	21,341.81		9.46%
MORTGAGE–BACKED SECURITIES FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	20,963.83		9.29%
MORTGAGE–BACKED SECURITIES FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	16,444.38		7.29%
MORTGAGE–BACKED SECURITIES FUND	B1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	13,092.25		5.80%
MORTGAGE–BACKED SECURITIES FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	526,618.27		20.29%
MORTGAGE–BACKED SECURITIES FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	329,021.62		12.68%
MORTGAGE–BACKED SECURITIES FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	282,077.68		10.87%
MORTGAGE–BACKED SECURITIES FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,724,071.12	[2]	42.13%
MORTGAGE–BACKED SECURITIES FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,164,205.04	[2]	35.79%
MORTGAGE–BACKED SECURITIES FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	5,067,503.55	[2]	29.32%
MORTGAGE–BACKED SECURITIES FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	4,253,759.32		24.61%
MORTGAGE–BACKED SECURITIES FUND	Institutional[1]	SOMPO JAPAN INSURANCE COMPANY OF, AMERICA, ATTN TAMMY VAN DUNK, TWO WORLD FINANCIAL CENTER 43RD FL, 225 LIBERTY STREET, NEW YORK NY 10281–1008	4,168,520.50		24.12%
MORTGAGE–BACKED SECURITIES FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,058,645.84	[2]	47.08%
MORTGAGE–BACKED SECURITIES FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	602,041.02	[2]	26.77%
MORTGAGE–BACKED SECURITIES FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	210,643.10		9.37%
MUNICIPAL BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,454,524.46		12.37%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNICIPAL BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,363,892.53		11.60%
MUNICIPAL BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	1,097,653.84		9.33%
MUNICIPAL BOND FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	909,836.28		7.74%
MUNICIPAL BOND FUND	A1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	672,403.62		5.72%
MUNICIPAL BOND FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	667,240.21		5.67%
MUNICIPAL BOND FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	26,173.76	[2]	91.40%
MUNICIPAL BOND FUND	Administrative[1]	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,224.69		7.77%
MUNICIPAL BOND FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	45,505.56		15.10%
MUNICIPAL BOND FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	17,500.26		5.81%
MUNICIPAL BOND FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	16,394.92		5.44%
MUNICIPAL BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,500,869.36		24.13%
MUNICIPAL BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	703,886.40		11.32%
MUNICIPAL BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	399,033.68		6.42%
MUNICIPAL BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	362,120.46		5.82%
MUNICIPAL BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	348,570.94		5.60%
MUNICIPAL BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	593,628.15	[2]	41.62%
MUNICIPAL BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	447,349.50	[2]	31.37%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNICIPAL BOND FUND	D1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	111,752.56		7.84%
MUNICIPAL BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	5,013,608.58	[2]	46.22%
MUNICIPAL BOND FUND	Institutional[1]	DEAN HEALTH SYSTEMS INC, ATTN KEVIN STEVENS, 1808 W BELTLINE HWY, MADISON WI 53713–2334	1,340,678.81		12.36%
MUNICIPAL BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,298,310.20		11.97%
MUNICIPAL BOND FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	1,009,429.45		9.31%
MUNICIPAL BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	236,465.27	[2]	62.77%
MUNICIPAL BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	76,287.87		20.25%
MUNICIPAL BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	45,707.48		12.13%
MUNIGO	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	101,037.75	[2]	35.13%
MUNIGO	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	37,862.40		13.16%
MUNIGO	A1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	16,665.71		5.79%
MUNIGO	A1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	16,060.07		5.58%
MUNIGO	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	18,645.83		18.58%
MUNIGO	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	9,680.97		9.64%
MUNIGO	C1	WEDBUSH SECURITIES, A/C XXXXX, 1000 WILSHIRE BLVD, LOS ANGELES CA 90017–2457	7,103.67		7.08%
MUNIGO	C1	FIRST CLEARING LLC, A/C XXXXX, BRUCE MORROW, 200 MERCER ST APT 1A, NEW YORK NY 10012–1510	7,022.30		7.00%
MUNIGO	C1	WEDBUSH MORGAN SECURITIES, A/C XXXXX, 1000 WILSHIRE BLVD, LOS ANGELES CA 90017–2457	6,591.34		6.57%
MUNIGO	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	123,404.89	[2]	70.77%
MUNIGO	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, ATTN MUTUAL FUNDS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	20,843.28		11.95%
MUNIGO	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	198,031.74	[2]	36.74%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNIGO	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	188,737.08	[2]	35.01%
MUNIGO	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	94,621.22		17.55%
MUNIGO	Institutional[1]	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS, ATTN: SERVICE TEAM, 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246–6484	39,761.43		7.38%
MUNIGO	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	42,675.53	[2]	97.60%
NEW YORK MUNICIPAL BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	622,852.27		18.34%
NEW YORK MUNICIPAL BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	444,193.94		13.08%
NEW YORK MUNICIPAL BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	182,854.24		5.38%
NEW YORK MUNICIPAL BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	97,800.76	[2]	29.96%
NEW YORK MUNICIPAL BOND FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	31,588.45		9.68%
NEW YORK MUNICIPAL BOND FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	25,676.91		7.87%
NEW YORK MUNICIPAL BOND FUND	C1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402–2405	19,015.22		5.82%
NEW YORK MUNICIPAL BOND FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	18,280.55		5.60%
NEW YORK MUNICIPAL BOND FUND	C1	FIRST CLEARING, LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	17,781.84		5.45%
NEW YORK MUNICIPAL BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,283,076.86	[2]	58.20%
NEW YORK MUNICIPAL BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	494,492.35		22.43%
NEW YORK MUNICIPAL BOND FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	123,502.78		5.60%
NEW YORK MUNICIPAL BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	4,279,254.75	[2]	55.83%
NEW YORK MUNICIPAL BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,810,213.84	[2]	36.67%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
NEW YORK MUNICIPAL BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	184,470.96	[2]	99.49%
REAL INCOME 2019 FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	280,167.26	[2]	40.89%
REAL INCOME 2019 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	93,955.69		13.71%
REAL INCOME 2019 FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	35,607.24		5.20%
REAL INCOME 2019 FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	248,836.65	[2]	68.26%
REAL INCOME 2019 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	135,683.18	[2]	67.02%
REAL INCOME 2019 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	42,842.65		21.16%
REAL INCOME 2019 FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	15,269.57		7.54%
REAL INCOME 2019 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	359,568.92	[2]	49.40%
REAL INCOME 2019 FUND	Institutional[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	171,476.65		23.56%
REAL INCOME 2019 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	153,473.03		21.09%
REAL INCOME 2019 FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	172,990.89	[2]	77.01%
REAL INCOME 2019 FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	26,420.63		11.76%
REAL INCOME 2019 FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	22,222.61		9.89%
REAL INCOME 2029 FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	15,441.06		14.09%
REAL INCOME 2029 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	13,219.08		12.07%
REAL INCOME 2029 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	10,287.46		9.39%
REAL INCOME 2029 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	9,675.88		8.83%
REAL INCOME 2029 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	9,389.67		8.57%
REAL INCOME 2029 FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	8,713.94		7.95%
REAL INCOME 2029 FUND	A1	SSB&T CUST ROLLOVER IRA, FBO KAREN M FULLER, 262 ROGER DR, STRATFORD CT 06614–3428	7,224.63		6.59%
REAL INCOME 2029 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	7,160.68		6.54%
REAL INCOME 2029 FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	7,688.50	[2]	29.88%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL INCOME 2029 FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	6,500.44	[2]	25.26%
REAL INCOME 2029 FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	2,441.41		9.49%
REAL INCOME 2029 FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	2,125.14		8.26%
REAL INCOME 2029 FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,952.00		7.59%
REAL INCOME 2029 FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,615.44		6.28%
REAL INCOME 2029 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	55,370.53	[2]	52.10%
REAL INCOME 2029 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	30,501.15	[2]	28.70%
REAL INCOME 2029 FUND	D1	TD AMERITRADE INC FEBO, OUR CLIENT, PO BOX 2226, OMAHA NE 68103–2226	17,880.91		16.83%
REAL INCOME 2029 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	329,271.38	[2]	71.92%
REAL INCOME 2029 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	49,701.79		10.86%
REAL INCOME 2029 FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	44,586.22		9.74%
REAL INCOME 2029 FUND	Institutional[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	31,522.12		6.89%
REAL INCOME 2029 FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	69,219.87	[2]	94.38%
REAL INCOME 2029 FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	4,124.58		5.62%
REAL RETURN ASSET FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	160,569,410.48	[2]	60.95%
REAL RETURN ASSET FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	84,748,783.01	[2]	32.17%
REAL RETURN ASSET FUND	P1	LPL FBO LPL CUSTOMERS, ATTN MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22, BOSTON MA 02108–3106	84,660.82	[2]	85.30%
REAL RETURN ASSET FUND	P1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	9,698.54		9.77%
REAL RETURN FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	44,040,190.04		11.54%
REAL RETURN FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	36,914,901.83		9.68%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	34,851,995.90		9.14%
REAL RETURN FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	34,584,418.96		9.06%
REAL RETURN FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	28,898,571.97	[2]	28.05%
REAL RETURN FUND	Administrative[1]	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET–7, 601 CONGRESS ST, BOSTON MA 02210–2804	24,363,116.22		23.65%
REAL RETURN FUND	Administrative[1]	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT, OF IT’S CUSTOMERS, ATTN SERVICE TEAM, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	6,995,679.39		6.79%
REAL RETURN FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	950,480.02		11.31%
REAL RETURN FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	696,000.81		8.28%
REAL RETURN FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	64,841,133.24	[2]	27.95%
REAL RETURN FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	19,904,289.66		8.58%
REAL RETURN FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	19,693,967.32		8.49%
REAL RETURN FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	15,649,987.27		6.75%
REAL RETURN FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	13,682,295.54		5.90%
REAL RETURN FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	12,940,534.74		5.58%
REAL RETURN FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	72,509,101.28	[2]	43.35%
REAL RETURN FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	52,024,229.92	[2]	31.10%
REAL RETURN FUND	D1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	13,039,794.36		7.80%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	8,828,305.83		5.28%
REAL RETURN FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	207,409,069.42	[2]	29.57%
REAL RETURN FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	123,776,584.29		17.64%
REAL RETURN FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	62,352,917.53	[2]	56.40%
REAL RETURN FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	21,528,537.58		19.47%
REAL RETURN FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	14,645,364.75		13.25%
REAL RETURN FUND	R1	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104–2999	7,194,938.73		24.64%
REAL RETURN FUND	R1	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636–1000	2,377,605.70		8.14%
REAL RETURN FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,677,350.49		5.74%
REALESTATEREALRETURN STRATEGY FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,644,092.43		15.05%
REALESTATEREALRETURN STRATEGY FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,058,221.07		11.72%
REALESTATEREALRETURN STRATEGY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,444,201.98		8.22%
REALESTATEREALRETURN STRATEGY FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,064,452.26		6.06%
REALESTATEREALRETURN STRATEGY FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	89,456.01		12.77%
REALESTATEREALRETURN STRATEGY FUND	B1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, 707 2ND AVE SOUTH, MINNEAPOLIS MN 55402–2405	47,263.20		6.75%
REALESTATEREALRETURN STRATEGY FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,188,604.14		14.96%
REALESTATEREALRETURN STRATEGY FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,111,405.87		13.98%
REALESTATEREALRETURN STRATEGY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	948,614.52		11.94%
REALESTATEREALRETURN STRATEGY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	666,973.36		8.39%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALESTATEREALRETURN STRATEGY FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	514,933.49		6.48%
REALESTATEREALRETURN STRATEGY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	4,997,894.93	[2]	46.80%
REALESTATEREALRETURN STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,967,653.72	[2]	27.79%
REALESTATEREALRETURN STRATEGY FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	808,613.21		7.57%
REALESTATEREALRETURN STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	92,944,115.19	[2]	43.98%
REALESTATEREALRETURN STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	91,175,803.08	[2]	43.14%
REALESTATEREALRETURN STRATEGY FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	11,746,621.44		5.56%
REALESTATEREALRETURN STRATEGY FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	1,077,411.61	[2]	36.12%
REALESTATEREALRETURN STRATEGY FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	952,223.77	[2]	31.92%
REALESTATEREALRETURN STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	692,221.35		23.20%
REALESTATEREALRETURN STRATEGY FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	171,159.98		5.74%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	A1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	169,279.46	[2]	43.22%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,380.76	[2]	53.55%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	Administrative[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	1,197.88	[2]	46.45%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	C1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	32,321.42		23.73%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	10,322.59		7.58%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	C1	JEAN L OLEAN & CAROL INGRAM, CPA TTEES, JEAN L OLEAN REVOCABLE LIVING TRUST, DTD 12/29/INCOME AND DISTRIBUTION, 4892 DOVEWOOD RD APT #A, BOYNTON BEACH FL 33436–0929	8,983.57		6.60%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	C1	SSB&T CUST IRA, FBO EDWARD T EVANS, 219 S NORTON ST, NEW BUFFALO MI 49117–1444	8,881.93		6.52%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	7,221.77		5.30%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	51,561.18	[2]	75.72%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	9,609.26		14.11%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	D1	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103–2226	3,456.22		5.08%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	390,602.89	[2]	72.00%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	104,391.05		19.24%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	Institutional[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	34,674.30		6.39%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	4,422.89	[2]	71.32%
REALRETIREMENT® INCOME AND DISTRIBUTION FUND	R1	JAMES TAYLOR NPM & MICHELLE TAYLOR, TTEES FBO ADVANCED ANKLE &, FOOT SURGEONS LLC 401(K) PLAN, PARTICIPANTS, 4600 MEMORIAL DR STE 80, BELLEVILLE IL 62226–5359	1,745.54	[2]	28.15%
REALRETIREMENT® 2015 FUND	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2015 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2015 FUND	C1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2015 FUND	D1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2015 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,000.00	[2]	100.00%
REALRETIREMENT® 2015 FUND	R1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2020 FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	53,565.31		22.36%
REALRETIREMENT® 2020 FUND	A1	FIRST CLEARING LLC, A/C 7XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	12,319.53		5.14%
REALRETIREMENT® 2020 FUND	Administrative[1]	US BANK NA FBO WELLS FARGO, EXECUTIVE BENEFITS, PO BOX 1787, MILWAUKEE WI 53201–1787	42,200.01	[2]	94.31%
REALRETIREMENT® 2020 FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	15,668.91		12.84%
REALRETIREMENT® 2020 FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	14,738.67		12.08%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® 2020 FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	10,935.10		8.96%
REALRETIREMENT® 2020 FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	8,552.78		7.01%
REALRETIREMENT® 2020 FUND	C1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	6,134.03		5.03%
REALRETIREMENT® 2020 FUND	C1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	6,109.71		5.01%
REALRETIREMENT® 2020 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	176,074.02	[2]	66.14%
REALRETIREMENT® 2020 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	32,360.26		12.16%
REALRETIREMENT® 2020 FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	32,325.35		12.14%
REALRETIREMENT® 2020 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	337,413.34	[2]	55.23%
REALRETIREMENT® 2020 FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	144,120.27		23.59%
REALRETIREMENT® 2020 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	60,495.96		9.90%
REALRETIREMENT® 2020 FUND	Institutional[1]	VANGUARD MARKETING CORPORATION, 100 VANGUARD BLVD, MALVERN PA 19355–2331	44,007.32		7.20%
REALRETIREMENT® 2020 FUND	R1	MG TRUST COMPANY TRUSTEE, SOUTHERN BEVERAGE CO., INC., 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	52,713.76	[2]	52.11%
REALRETIREMENT® 2020 FUND	R1	YUVAL YANIV FBO, ADVANCED TECHNICAL SOLUTIONS I 401K, PSP & TR, 2986 NAVAJO STREET, YORKTOWN HTS NY 10598–1834	27,774.76	[2]	27.46%
REALRETIREMENT® 2020 FUND	R1	PHIL ESTRADA FBO, QUIMEX INC 401K PSP, & TR, 14702 HAMLIN AVE, MIDLOTHIAN IL 60445–3427	11,563.20		11.43%
REALRETIREMENT® 2020 FUND	R1	TD AMERITRADE INC FEBO, OUR CLIENT, PO BOX 2226, OMAHA NE 68103–2226	5,629.64		5.57%
REALRETIREMENT® 2025 FUND	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2025 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2025 FUND	C1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2025 FUND	D1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® 2025 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,000.00	[2]	100.00%
REALRETIREMENT® 2025 FUND	R1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT ®2030 FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	14,347.39		10.56%
REALRETIREMENT® 2030 FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	10,722.23		7.89%
REALRETIREMENT® 2030 FUND	A1	EDWARD D JONES & CO CUST, FBO KELLY RICHARDS IRA, 19 SKYLINE DRIVE, DANBURY CT 06810–7034	10,091.08		7.43%
REALRETIREMENT® 2030 FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	7,598.77		5.59%
REALRETIREMENT® 2030 FUND	A1	MG TR CO CUST FBO, HARPER MEYER PEREZ HAGEN O’CONNOR A, 700 17TH ST STE 300, DENVER CO 80202–3531	7,571.73		5.57%
REALRETIREMENT® 2030 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,395.80	[2]	97.31%
REALRETIREMENT® 2030 FUND	C1	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	21,341.20		10.96%
REALRETIREMENT® 2030 FUND	C1	FIRST CLEARING LLC, A/C XXXXX, MIRIAM SCHECHTER TTEE, GST EXEMPT TR MIRIAM, 4045 N RICHLAND CT, MILWAUKEE WI 53211–2147	9,856.70		5.06%
REALRETIREMENT® 2030 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	54,377.86	[2]	33.30%
REALRETIREMENT® 2030 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	48,009.98	[2]	29.40%
REALRETIREMENT® 2030 FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	42,720.60	[2]	26.16%
REALRETIREMENT® 2030 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	390,671.59	[2]	73.75%
REALRETIREMENT® 2030 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	112,646.10		21.26%
REALRETIREMENT® 2030 FUND	R1	MG TRUST COMPANY TRUSTEE, SOUTHERN BEVERAGE CO., INC., 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	22,410.38	[2]	66.81%
REALRETIREMENT® 2030 FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	8,521.64	[2]	25.41%
REALRETIREMENT® 2035 FUND	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2035 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® 2035 FUND	C1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2035 FUND	D1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2035 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,000.00	[2]	100.00%
REALRETIREMENT® 2035 FUND	R1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.00	[2]	100.00%
REALRETIREMENT® 2040 FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	71,460.97	[2]	45.57%
REALRETIREMENT® 2040 FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	12,349.07		7.87%
REALRETIREMENT® 2040 FUND	A1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	10,007.66		6.38%
REALRETIREMENT® 2040 FUND	A1	SSB&T CUST ROLLOVER IRA, FBO CARL E SCHRAMM, 6000 N LYDELL AVE, WHITEFISH BAY WI 53217–4522	9,222.08		5.88%
REALRETIREMENT® 2040 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,448.63	[2]	100.00%
REALRETIREMENT® 2040 FUND	C1	SSB&T CUST SIMPLE IRA, HERITAGE CLUB, FBO LEWIS M ROSENBLOOM, 4783 GEMSTONE CT, MASON OH 45040–3308	7,769.30	[2]	43.15%
REALRETIREMENT® 2040 FUND	C1	SSB&T CUST, SEP IRA, FBO TIMOTHY P DOYLE, 1113 BERGER ST, AUSTIN TX 78721–2533	2,047.08		11.37%
REALRETIREMENT® 2040 FUND	C1	EDWARD D JONES & CO CUST, LAKES AREA PHYSICAL THERAPY, FBO JOHN R VAN SUSTEREN SRI, W322 S8980 MCCARTHY DR, MUKWONAGO WI 53149–8252	1,779.75		9.88%
REALRETIREMENT® 2040 FUND	C1	SSB&T CUST SIMPLE, ALLEGAN COUNTY UNITED WAY, FBO DEBRA E JENNINGS, 3091 118TH AVE, ALLEGAN MI 49010–9555	1,479.95		8.22%
REALRETIREMENT® 2040 FUND	C1	KYLE M. DONALDSON, ROTH OUTSIDE, INVESTMENT–RETIREMENT, 6313 POORMAN RD N, VERMILION OH 44089–2914	1,186.90		6.59%
REALRETIREMENT® 2040 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	40,141.17	[2]	41.61%
REALRETIREMENT® 2040 FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	27,850.75	[2]	28.87%
REALRETIREMENT® 2040 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	12,842.47		13.31%
REALRETIREMENT® 2040 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	357,636.69	[2]	72.74%
REALRETIREMENT® 2040 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	66,796.41		13.59%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® 2040 FUND	Institutional[1]	BRENT R HARRIS TTEE, BRENT R HARRIS SEPARATE PROPERTY TR, OF 2005 U/A DTD 9/16/05, 840 NEWPORT CENTER DR STE 100, NEWPORT BEACH CA 92660–6398	42,011.61		8.54%
REALRETIREMENT® 2040 FUND	R1	MG TRUST COMPANY TRUSTEE, SOUTHERN BEVERAGE CO., INC., 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	8,843.22	[2]	61.65%
REALRETIREMENT® 2040 FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	5,160.09	[2]	35.97%
REALRETIREMENT® 2050 FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	5,932.74		23.68%
REALRETIREMENT® 2050 FUND	A1	SSB&T CUST ROTH IRA, FBO CHRISTINA L DINSMOORE, 5509 W GUILFORD RD, FAIRGROVE MI 48733	2,472.92		9.87%
REALRETIREMENT® 2050 FUND	A1	FIRST CLEARING LLC, A/C XXXXX, 2801 MARKET ST, SAINT LOUIS MO 63103–2523	1,764.71		7.04%
REALRETIREMENT® 2050 FUND	A1	SSB&T CUST, FBO JUSTIN L BYE, 5303 CHISHOLM TRL, AMARILLO TX 79109–6305	1,601.67		6.39%
REALRETIREMENT® 2050 FUND	Administrative[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,433.34	[2]	100.00%
REALRETIREMENT® 2050 FUND	C1	SSB&T CUST ROTH IRA FBO, AMBER L H CYPERS, 1917 DAN DR, LAYTON UT 84040–2331	6,337.32		20.83%
REALRETIREMENT® 2050 FUND	C1	SSB&T CUST ROTH IRA FBO, MITCHELL M CYPERS, 1917 DAN DR, LAYTON UT 84040–2331	5,911.94		19.43%
REALRETIREMENT® 2050 FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,573.12		15.03%
REALRETIREMENT® 2050 FUND	C1	SSB&T CUST IRA, FBO JAMES H SPIVEY, 107 KENDALL CT, GOOSE CREEK SC 29445–5332	3,773.23		12.40%
REALRETIREMENT® 2050 FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	209,320.34	[2]	55.98%
REALRETIREMENT® 2050 FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	124,316.44	[2]	33.25%
REALRETIREMENT® 2050 FUND	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	415,830.23	[2]	86.97%
REALRETIREMENT® 2050 FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	56,444.91		11.81%
REALRETIREMENT® 2050 FUND	R1	MICHELE N ELLIS &, MICHAEL E ELLIS JTWROS, 1633 BROADWAY, NEW YORK, NY 10019	1,472.67	[2]	73.25%
REALRETIREMENT® 2050 FUND	R1	MG TRUST COMPANY TRUSTEE, SOUTHERN BEVERAGE CO., INC., 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	343.01		17.06%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT® 2050 FUND	R1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	194.77		9.69%
SENIOR FLOATING RATE FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	38,192.42	[2]	26.41%
SENIOR FLOATING RATE FUND	A1	ROBERT W BAIRD & CO. INC., A/C XXXXX, 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202–5300	20,942.29		14.48%
SENIOR FLOATING RATE FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	15,730.59		10.88%
SENIOR FLOATING RATE FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	13,386.61		17.89%
SENIOR FLOATING RATE FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	9,460.76		12.64%
SENIOR FLOATING RATE FUND	C1	LPL FINANCIAL SERVICES, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	8,395.10		11.22%
SENIOR FLOATING RATE FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR C USTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	5,386.71		7.20%
SENIOR FLOATING RATE FUND	C1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	4,763.45		6.37%
SENIOR FLOATING RATE FUND	C1	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	3,965.21		5.30%
SENIOR FLOATING RATE FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	29,908.81	[2]	53.41%
SENIOR FLOATING RATE FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	15,589.85	[2]	27.84%
SENIOR FLOATING RATE FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,497.52		15.18%
SENIOR FLOATING RATE FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	20,005,875.18	[2]	66.07%
SENIOR FLOATING RATE FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	9,002,643.83	[2]	29.73%
SENIOR FLOATING RATE FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	267,581.84	[2]	83.13%
SENIOR FLOATING RATE FUND	P1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	30,318.55		9.42%
SENIOR FLOATING RATE FUND	R1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.98	[2]	100.00%
SHORT DURATION MUNICIPAL INCOME FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	2,915,011.20		21.40%
SHORT DURATION MUNICIPAL INCOME FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,783,343.99		13.09%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT DURATION MUNICIPAL INCOME FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,129,208.51		8.29%
SHORT DURATION MUNICIPAL INCOME FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,119,665.42		8.22%
SHORT DURATION MUNICIPAL INCOME FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	1,028,021.47		7.55%
SHORT DURATION MUNICIPAL INCOME FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	759,126.52		5.57%
SHORT DURATION MUNICIPAL INCOME FUND	Administrative[1]	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012–2468	417,012.78	[2]	99.79%
SHORT DURATION MUNICIPAL INCOME FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	571,790.22		23.04%
SHORT DURATION MUNICIPAL INCOME FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	296,876.37		11.96%
SHORT DURATION MUNICIPAL INCOME FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	267,284.86		10.77%
SHORT DURATION MUNICIPAL INCOME FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	156,042.74		6.29%
SHORT DURATION MUNICIPAL INCOME FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	126,895.42		5.11%
SHORT DURATION MUNICIPAL INCOME FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	190,868.77	[2]	31.39%
SHORT DURATION MUNICIPAL INCOME FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	133,644.87		21.98%
SHORT DURATION MUNICIPAL INCOME FUND	D1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	93,379.42		15.36%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	13,864,943.78	[2]	72.55%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,704,433.98		19.39%
SHORT DURATION MUNICIPAL INCOME FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	639,540.08	[2]	51.52%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT DURATION MUNICIPAL INCOME FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	333,022.10	[2]	26.83%
SHORT DURATION MUNICIPAL INCOME FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	153,913.89		12.40%
SHORT DURATION MUNICIPAL INCOME FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	81,545.89		6.57%
SHORT–TERM FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	37,040,628.96	[2]	27.52%
SHORT–TERM FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	21,809,902.47		16.20%
SHORT–TERM FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	12,685,009.07		9.42%
SHORT–TERM FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	10,184,645.10		7.57%
SHORT–TERM FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	252,151,065.87	[2]	96.53%
SHORT–TERM FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	25,151.90		12.11%
SHORT–TERM FUND	B1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	24,964.21		12.02%
SHORT–TERM FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	16,940.80		8.16%
SHORT–TERM FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	13,078.21		6.30%
SHORT–TERM FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	4,621,605.60		17.55%
SHORT–TERM FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,210,791.27		12.20%
SHORT–TERM FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,690,211.64		10.22%
SHORT–TERM FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	2,128,404.01		8.08%
SHORT–TERM FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	22,673,557.31	[2]	43.07%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT–TERM FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	22,226,393.55	[2]	42.22%
SHORT–TERM FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	120,469,640.61		17.86%
SHORT–TERM FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPARTMENT, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104–4151	113,226,932.23		16.79%
SHORT–TERM FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	17,176,387.62	[2]	56.00%
SHORT–TERM FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	6,955,509.49		22.68%
SHORT–TERM FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,335,445.67		7.61%
SHORT–TERM FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	1,771,774.62		5.78%
SHORT–TERM FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	326,270.84	[2]	37.39%
SHORT–TERM FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	119,644.11		13.71%
SHORT–TERM FUND	R1	TD AMERITRADE TR CO, CO#XXXXX, PO BOX 17748, DENVER CO 80217–0748	50,878.55		5.83%
SMALL CAP STOCKSPLUS® TR FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,428,718.31		16.53%
SMALL CAP STOCKSPLUS® TR FUND	A1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	954,917.75		11.05%
SMALL CAP STOCKSPLUS® TR FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	829,568.54		9.60%
SMALL CAP STOCKSPLUS® TR FUND	A1	PRUDENTIAL INVESTMENT MGTS SERVICE, (FBO) MUTUAL FUND CLIENTS, ATTN PRUCHOICE UNIT, 100 MULBERRY STREET, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4056	727,822.14		8.42%
SMALL CAP STOCKSPLUS® TR FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	666,851.98		7.71%
SMALL CAP STOCKSPLUS® TR FUND	A1	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303–2052	564,653.06		6.53%
SMALL CAP STOCKSPLUS® TR FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	408,941.14		13.12%
SMALL CAP STOCKSPLUS® TR FUND	C1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	360,511.42		11.57%
SMALL CAP STOCKSPLUS® TR FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	241,492.68		7.75%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SMALL CAP STOCKSPLUS® TR FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	190,802.69		6.12%
SMALL CAP STOCKSPLUS® TR FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	9,695,326.89	[2]	67.57%
SMALL CAP STOCKSPLUS® TR FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,506,543.94		24.44%
SMALL CAP STOCKSPLUS® TR FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	6,226,951.92	[2]	53.14%
SMALL CAP STOCKSPLUS® TR FUND	Institutional[1]	NORTHERN TR CO TTEE FBO, SUNBEAM BATTERYMARCH SMALL AC XXXXX, PO BOX 92956, CHICAGO IL 60675–0001	1,693,521.42		14.45%
SMALL CAP STOCKSPLUS® TR FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,174,295.61		10.02%
SMALL CAP STOCKSPLUS® TR FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	199,692.81	[2]	54.34%
SMALL CAP STOCKSPLUS® TR FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	137,736.10	[2]	37.48%
STOCKSPLUS® FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	987,855.45		10.87%
STOCKSPLUS® FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	904,957.48		9.96%
STOCKSPLUS® FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	745,042.60		8.20%
STOCKSPLUS® FUND	A1	WILMINGTON TRUST RISC TTEE FBO, IBEW LOCAL 332 PENSION PLAN PART, B, PO BOX 52129, PHOENIX AZ 85072–2129	514,386.68		5.66%
STOCKSPLUS® FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	154,795.93	[2]	40.25%
STOCKSPLUS® FUND	Administrative[1]	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054–1007	90,661.41		23.58%
STOCKSPLUS® FUND	Administrative[1]	CITY NATIONAL BANK, FBO WESTERN GROWERS ASSOC, RETIREMENT SECURITY PLAN, A/C XXXXX, PO BOX 60520, LOS ANGELES CA 90060–0520	87,582.06		22.77%
STOCKSPLUS® FUND	Administrative[1]	MG TRUST CO AS THE AGENT FOR NTC &, CO CUSTODIAN FBO QUALIFIED PLANS, PO BOX 5508, DENVER CO 80217–5508	29,038.54		7.55%
STOCKSPLUS® FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	53,533.94		10.00%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	673,038.98		11.02%
STOCKSPLUS® FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	499,537.57		8.18%
STOCKSPLUS® FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	401,179.89		6.57%
STOCKSPLUS® FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	321,674.96		5.27%
STOCKSPLUS® FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,032,835.92	[2]	76.71%
STOCKSPLUS® FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	77,562.41		5.76%
STOCKSPLUS® FUND	Institutional[1]	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI–ASSET FND, ATTN: CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	84,587,474.67	[2]	56.32%
STOCKSPLUS® FUND	Institutional[1]	STATE STREET BANK FBO, PVIT GLOBAL MULTI ASSET PORT, 801 PENNSYLVANIA AVE, ATTN CHUCK NIXON, KANSAS CITY MO 64105–1307	25,044,724.14		16.68%
STOCKSPLUS® FUND	Institutional[1]	VERMONT PENSION INVESTMENT, COMMITTEE, ATTN DAVID T W MINOT, VT STATE TREASURERS OFFICE, 109 STATE STREET, MONTPELIER VT 05609–0002	11,374,652.19		7.57%
STOCKSPLUS® FUND	Institutional[1]	STATE STREET BANK FBO, ILTRS MAIN GMAS, 2 AVENUE DE LAFAYETTE STE 1, BOSTON MA 02111–1748	7,836,794.22		5.22%
STOCKSPLUS® FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	28,676.13	[2]	38.29%
STOCKSPLUS® FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	23,032.07	[2]	30.75%
STOCKSPLUS® FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	21,677.01	[2]	28.94%
STOCKSPLUS® FUND	R1	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255, SPRINGFIELD MA 01111–0001	64,368.12		24.61%
STOCKSPLUS® FUND	R1	CAPITAL BANK & TRUST COMPANY TTEE, FBO STAMPS COM INC 401K PLAN, C/O PLAN PREMIER/FASCORE LLC, 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111–5002	54,479.15		20.83%
STOCKSPLUS® FUND	R1	LEONARD MILLER FBO, MILLER ADVERTISING AGENCY INC, PROFIT SHARING PLAN DTD11/29/93, 71 FIFTH AVE, NEW YORK NY 10003–3004	29,485.68		11.27%
STOCKSPLUS® FUND	R1	RELIANCE TR CO, FBO STATE DEPARTMENT, PO BOX 48529, ATLANTA GA 30362–1529	26,012.93		9.94%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	23,500.96		8.98%
STOCKSPLUS® FUND	R1	MG TRUST COMPANY CUSTODIAN, FBO DANIS ENVIRONMENTAL INDUSTRIES, 700 17TH STREET, SUITE 300, DENVER CO 80202–3531	17,240.03		6.59%
STOCKSPLUS® FUND	R1	RELIANCE TRUST COMPANY FBO, DUPONT FIBERS, P O BOX 48529, ATLANTA GA 30362–1529	13,104.78		5.01%
STOCKSPLUS® LONG DURATION FUND	Institutional[1]	REED ELSEVIER US RETIREMENT PLAN, ATTN LYNN FORMICA, 2 NEWTON PL STE 350, NEWTON MA 02458–1643	14,830,938.12		22.03%
STOCKSPLUS® LONG DURATION FUND	Institutional[1]	NORTHERN TRUST AS TRUSTEE FBO, NEW YORK TIMES CO PENSION TRUST, A/C #XXXXX, PO BOX 92956, CHICAGO IL 60675–2956	12,738,582.61		18.92%
STOCKSPLUS® LONG DURATION FUND	Institutional[1]	SPX CORPORATION, 13515 BALLANTYNE CORPORATE PL, CHARLOTTE NC 28277–2706	12,298,097.44		18.27%
STOCKSPLUS® LONG DURATION FUND	Institutional[1]	S D WARREN CO, 255 STATE ST STE 4A, BOSTON MA 02109–2618	12,256,847.79		18.21%
STOCKSPLUS® LONG DURATION FUND	Institutional[1]	STATE STREET BANK & TRUST CO TTEE, FBO ESTEE LAUDER INC RETIREMENT, GROWTH ACCOUNT PLAN TRUST, LAFAYETTE CORPORATE CENTER, 2 AVENUE DE LAFAYETTE–LCC 2J, BOSTON MA 02111	6,984,165.16		10.37%
STOCKSPLUS® TOTAL RETURN FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	548,635.58		5.96%
STOCKSPLUS® TOTAL RETURN FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	84,010.33		18.96%
STOCKSPLUS® TOTAL RETURN FUND	B1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	35,462.02		8.01%
STOCKSPLUS® TOTAL RETURN FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	24,252.53		5.47%
STOCKSPLUS® TOTAL RETURN FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	410,464.01		15.54%
STOCKSPLUS® TOTAL RETURN FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	313,931.97		11.88%
STOCKSPLUS® TOTAL RETURN FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	277,476.98		10.50%
STOCKSPLUS® TOTAL RETURN FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	167,542.39		6.34%
STOCKSPLUS® TOTAL RETURN FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	7,592,896.81	[2]	55.29%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® TOTAL RETURN FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,998,042.51	[2]	29.11%
STOCKSPLUS® TOTAL RETURN FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	868,174.59		6.32%
STOCKSPLUS® TOTAL RETURN FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	8,179,578.32	[2]	37.84%
STOCKSPLUS® TOTAL RETURN FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	7,826,919.68	[2]	36.21%
STOCKSPLUS® TOTAL RETURN FUND	Institutional[1]	STATE STREET AS CUST FBO SOUTH, DAKOTA HIGHER EDUCATION TR SELECT, PIMCO STOCKSPLUS TR FD INV PORT, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	1,876,306.79		8.68%
STOCKSPLUS® TOTAL RETURN FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	109,741.93	[2]	40.51%
STOCKSPLUS® TOTAL RETURN FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	95,478.54	[2]	35.24%
STOCKSPLUS® TOTAL RETURN FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	48,949.24		18.07%
STOCKSPLUS® TR SHORT STRATEGY FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	11,584,912.72		24.05%
STOCKSPLUS® TR SHORT STRATEGY FUND	A1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	4,630,415.88		9.61%
STOCKSPLUS® TR SHORT STRATEGY FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	4,526,452.41		9.40%
STOCKSPLUS® TR SHORT STRATEGY FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	4,365,408.40		9.06%
STOCKSPLUS® TR SHORT STRATEGY FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	2,923,957.97		6.07%
STOCKSPLUS® TR SHORT STRATEGY FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	1,586,287.96		21.51%
STOCKSPLUS® TR SHORT STRATEGY FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	873,898.79		11.85%
STOCKSPLUS® TR SHORT STRATEGY FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	833,753.18		11.31%
STOCKSPLUS® TR SHORT STRATEGY FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	729,742.73		9.90%
STOCKSPLUS® TR SHORT STRATEGY FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	8,736,369.44	[2]	43.83%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® TR SHORT STRATEGY FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	8,084,355.89	[2]	40.56%
STOCKSPLUS® TR SHORT STRATEGY FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	415,199,479.32	[2]	89.87%
STOCKSPLUS® TR SHORT STRATEGY FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05–11–20, NEWARK NJ 07102–4000	1,346,796.40	[2]	51.74%
STOCKSPLUS® TR SHORT STRATEGY FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	978,610.41	[2]	37.60%
TAX MANAGED REAL RETURN FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	134,421.46	[2]	30.25%
TAX MANAGED REAL RETURN FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	51,268.49		11.54%
TAX MANAGED REAL RETURN FUND	A1	OGDEN COMMUNICATIONS INC, 4726 EAST WESTON RD, BLISSFIELD MI 49228–9629	49,184.98		11.07%
TAX MANAGED REAL RETURN FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	33,701.05		7.58%
TAX MANAGED REAL RETURN FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	54,434.59	[2]	49.23%
TAX MANAGED REAL RETURN FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	7,056.47		6.38%
TAX MANAGED REAL RETURN FUND	C1	HENRY LAI, 11670 COMPASS POINT DR N APT 149, SAN DIEGO CA 92126–8575	6,122.46		5.54%
TAX MANAGED REAL RETURN FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	152,687.68	[2]	58.68%
TAX MANAGED REAL RETURN FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	57,742.37		22.19%
TAX MANAGED REAL RETURN FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	3,150,376.70	[2]	52.33%
TAX MANAGED REAL RETURN FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,780,606.72	[2]	46.19%
TAX MANAGED REAL RETURN FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	45,800.48	[2]	53.78%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TAX MANAGED REAL RETURN FUND	P1	STIFEL NICOLAUS & CO INC, 501 NORTH BROADWAY, SAINT LOUIS MO 63102–2188	17,652.46		20.73%
TAX MANAGED REAL RETURN FUND	P1	SALOMON SMITH BARNEY, 333 W 34TH ST, NEW YORK NY 10001–2402	14,144.71		16.61%
TAX MANAGED REAL RETURN FUND	P1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	5,948.27		6.98%
TOTAL RETURN FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	245,890,452.45		10.20%
TOTAL RETURN FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	233,796,265.83		9.70%
TOTAL RETURN FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	203,118,693.15		8.43%
TOTAL RETURN FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	138,922,884.84		5.76%
TOTAL RETURN FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	122,561,520.61		5.08%
TOTAL RETURN FUND	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,370,834,417.31	[2]	45.88%
TOTAL RETURN FUND	B1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	7,340,142.76		17.39%
TOTAL RETURN FUND	B1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	5,254,544.46		12.45%
TOTAL RETURN FUND	B1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	3,314,084.45		7.85%
TOTAL RETURN FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	300,231,030.89	[2]	28.53%
TOTAL RETURN FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	83,928,171.90		7.97%
TOTAL RETURN FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	79,048,261.65		7.51%
TOTAL RETURN FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	58,070,095.85		5.52%
TOTAL RETURN FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	57,743,986.98		5.49%
TOTAL RETURN FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	52,814,665.85		5.02%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	742,038,872.11	[2]	45.41%
TOTAL RETURN FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	467,155,377.66	[2]	28.59%
TOTAL RETURN FUND	D1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	88,591,789.59		5.42%
TOTAL RETURN FUND	D1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	86,938,996.53		5.32%
TOTAL RETURN FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	3,570,071,362.74	[2]	27.54%
TOTAL RETURN FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	1,670,514,314.03		12.89%
TOTAL RETURN FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	360,637,922.82	[2]	46.40%
TOTAL RETURN FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	136,513,454.32		17.56%
TOTAL RETURN FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	122,044,088.51		15.70%
TOTAL RETURN FUND	P1	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	56,678,594.58		7.29%
TOTAL RETURN FUND	R1	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104–2999	44,174,844.11		17.53%
TOTAL RETURN FUND	R1	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI, FIED FIA OMNIBUS, ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392–0001	18,061,268.91		7.17%
TOTAL RETURN FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	14,191,898.04		5.63%
TOTAL RETURN FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	13,489,811.13		5.35%
TOTAL RETURN FUND	R1	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP QUALI, FIED PRIN ADVTG OMNIBUS, ATTN NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392–0001	12,682,581.52		5.03%
TOTAL RETURN FUND II	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,552,889.66	[2]	29.57%
TOTAL RETURN FUND II	Administrative[1]	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054–1007	2,174,512.75	[2]	25.19%
TOTAL RETURN FUND II	Administrative[1]	ING, FRAMEWORK, TRUSTEE: RELIANCE TRUST COMPANY, 400 ATRIUM DRIVE, SOMERSET NJ 08873–4162	592,108.09		6.86%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND II	Administrative[1]	JP MORGAN CHASE AS TTEE FOR, AWG RESTATED 401K PLAN, 9300 WARD PKWY, KANSAS CITY MO 64114–3317	557,721.64		6.46%
TOTAL RETURN FUND II	Administrative[1]	PIMS/PRUDENTIAL RETIREMENT, AS NOMINEE FOR THE TTEE/CUST PL XXXXX, NEIGHBORWORKS AMERICA RETIREMENT, 1325 G STREET NW, SUITE 800, WASHINGTON DC 200053104	510,470.05		5.91%
TOTAL RETURN FUND II	Administrative[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	506,498.36		5.87%
TOTAL RETURN FUND II	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	53,304,161.09		17.00%
TOTAL RETURN FUND II	Institutional[1]	WELLS FARGO BANK NA FBO, OMNIBUS ACCT REINV/REINV, PO BOX 1533, MINNEAPOLIS MN 55479–1533	21,264,293.66		6.78%
TOTAL RETURN FUND II	Institutional[1]	MAC & CO FBO XXXXX, PO BOX 3198, ATTN MUTUAL FUNDS DEPT, PITTSBURGH PA 15230–3198	20,593,324.22		6.57%
TOTAL RETURN FUND II	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	20,200,196.78		6.44%
TOTAL RETURN FUND II	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	327,149.51	[2]	52.86%
TOTAL RETURN FUND III	Administrative[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	5,790,747.89	[2]	56.31%
TOTAL RETURN FUND III	Administrative[1]	JP MORGAN CHASE BANK TTEE/CUST, FBO TIAA CREF RETIREMENT PLAN, PROGRAM, 1 CHASE MANHATTAN PLAZA, NEW YORK NY 10005–1401	1,034,609.80		10.06%
TOTAL RETURN FUND III	Administrative[1]	WILMINGTON TRUST CO TTEE FBO, ENVIRONMENTAL DEFENSE RET SVS PL, 403B A/C XXXXX, C/O MUTUAL FUNDS, PO BOX 8880, WILMINGTON DE 19899–8880	594,202.74		5.78%
TOTAL RETURN FUND III	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	71,755,902.20		21.27%
TOTAL RETURN FUND III	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	24,811,042.38		7.35%
TOTAL RETURN FUND III	P1	SALOMON SMITH BARNEY, 333 W 34TH ST, NEW YORK NY 10001–2402	2,619,168.10	[2]	45.40%
TOTAL RETURN FUND III	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	2,438,711.55	[2]	42.28%
TOTAL RETURN FUND III	P1	RBC CAPITAL MARKETS LLC MUTUAL, FUND OMNIBUS PROCESSING, ATTN: MUTUAL FUND OPS MANAGER, 510 MARQUETTE AVE SOUTH, MINNEAPOLIS MN 55402–1110	542,641.22		9.41%
TOTAL RETURN FUND IV	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR C USTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	1,086.36	[2]	35.63%
TOTAL RETURN FUND IV	A1	ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.04	[2]	32.80%
TOTAL RETURN FUND IV	A1	STOCKCROSS FINANCIAL SERVICES, THE CHANG FAMILY TRUST, UAD 01/29/1972, NEIN–CHIH CHANG & DOROTHY, S CHANG TTEES, 932 VIA PANORAMA	962.46	[2]	31.57%
TOTAL RETURN FUND IV	Institutional[1]	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	300,018.85	[2]	73.34%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND IV	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	104,700.92	[2]	25.59%
TOTAL RETURN FUND IV	P1	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660–4046	1,000.07	[2]	100.00%
UNCONSTRAINED BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD FL 9, JERSEY CITY NJ 07310–2055	64,992,748.93	[2]	26.22%
UNCONSTRAINED BOND FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	28,075,301.96		11.33%
UNCONSTRAINED BOND FUND	A1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	21,911,100.26		8.84%
UNCONSTRAINED BOND FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	18,316,136.14		7.39%
UNCONSTRAINED BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	17,352,231.43		7.00%
UNCONSTRAINED BOND FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	16,417,314.26		6.62%
UNCONSTRAINED BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	28,640,540.09		24.40%
UNCONSTRAINED BOND FUND	C1	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001–2402	12,840,635.04		10.94%
UNCONSTRAINED BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	10,050,480.23		8.56%
UNCONSTRAINED BOND FUND	C1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	9,923,821.49		8.45%
UNCONSTRAINED BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	8,340,615.57		7.10%
UNCONSTRAINED BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	6,176,379.29		5.26%
UNCONSTRAINED BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	35,582,279.36	[2]	27.60%
UNCONSTRAINED BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	33,293,724.24	[2]	25.83%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED BOND FUND	D1	GENWORTH FINANCIAL TRUST COMPANY, FBO GENWORTH FINANCIAL WEALTH, MANAGEMENT & MUTUAL FUND CLIENTS, FBO OTHER CUSTODIAL ACCOUNTS, 3200 NORTH CENTRAL AVENUE, PHOENIX AZ 85012–2425	16,165,614.34		12.54%
UNCONSTRAINED BOND FUND	D1	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	9,825,133.50		7.62%
UNCONSTRAINED BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	248,967,012.01		24.78%
UNCONSTRAINED BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	123,749,318.89		12.32%
UNCONSTRAINED BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	113,218,520.42		11.27%
UNCONSTRAINED BOND FUND	Institutional[1]	STATE STREET BANK & TRUST CO FBO, PIMCO ALL ASSET ALL AUTHORITY FUND, ATTN CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105–1307	102,018,425.70		10.15%
UNCONSTRAINED BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	60,669,384.42	[2]	44.69%
UNCONSTRAINED BOND FUND	P1	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117–5184	34,201,019.35	[2]	25.20%
UNCONSTRAINED BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	25,216,560.90		18.58%
UNCONSTRAINED BOND FUND	R1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	1,950,621.34	[2]	62.95%
UNCONSTRAINED BOND FUND	R1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	180,357.67		5.82%
UNCONSTRAINED TAX MANAGED BOND FUND	A1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	3,741,560.21	[2]	40.65%
UNCONSTRAINED TAX MANAGED BOND FUND	A1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	1,067,418.31		11.60%
UNCONSTRAINED TAX MANAGED BOND FUND	A1	AMERICAN ENTERPRISE INVESTMENT SVC, FBO #XXXXX, PO BOX 9446, MINNEAPOLIS MN 55440–9446	765,017.80		8.31%
UNCONSTRAINED TAX MANAGED BOND FUND	A1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	710,311.06		7.72%
UNCONSTRAINED TAX MANAGED BOND FUND	A1	MORGAN STANLEY SMITH BARNEY, HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD FLOOR, JERSEY CITY NJ 07311	546,895.18		5.94%
UNCONSTRAINED TAX MANAGED BOND FUND	C1	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#XXXXX, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,036,244.06	[2]	39.74%
UNCONSTRAINED TAX MANAGED BOND FUND	C1	RAYMOND JAMES, OMNIBUS FOR MUTUAL FUNDS, HOUSE ACCT FIRM XXXXX, ATTN COURTNEY WALLER, 880 CARILLON PKWY, ST PETERSBURG FL 33716–1100	196,456.06		7.53%

FUND NAME	CLASS	REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED TAX MANAGED BOND FUND	C1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FLOOR, ONE WORLD FINANCIAL CENTER, 200 LIBERTY ST, NEW YORK NY 10281–1003	150,234.50		5.76%
UNCONSTRAINED TAX MANAGED BOND FUND	C1	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310–2055	131,471.06		5.04%
UNCONSTRAINED TAX MANAGED BOND FUND	D1	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	775,809.60	[2]	40.97%
UNCONSTRAINED TAX MANAGED BOND FUND	D1	NATIONAL FINANCIAL SERVICES LLC, FOR THE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPT 5TH FL, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	709,919.14	[2]	37.49%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional[1]	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104–4151	6,197,383.72	[2]	44.57%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional[1]	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281–1003	2,984,104.86		21.46%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional[1]	TD AMERITRADE INC FOR THE, EXCLUSIVE BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103–2226	1,430,458.22		10.29%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional[1]	MARIL & CO, FBO 5A, ATTN MUTUAL FUNDS, 11270 WEST PARK PLACE, STE 400 PPW–08–WM, MILWAUKEE WI 53224–3638	863,149.30		6.21%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional[1]	PERSHING LLC, ATTN MUTUAL FUNDS, PO BOX 2052, JERSEY CITY NJ 07303–2052	852,403.84		6.13%
UNCONSTRAINED TAX MANAGED BOND FUND	P1	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246–6484	1,953,916.74	[2]	45.10%
UNCONSTRAINED TAX MANAGED BOND FUND	P1	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DRIVE, SAN DIEGO CA 92121–1968	1,037,634.33		23.95%
UNCONSTRAINED TAX MANAGED BOND FUND	P1	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST MSC NJ 05–11–20, 3 GATEWAY CTR STE 11, NEWARK NJ 07102–4000	686,002.94		15.84%
UNCONSTRAINED TAX MANAGED BOND FUND	P1	SALOMON SMITH BARNEY, 333 W 34TH ST, NEW YORK NY 10001–2402	430,136.92		9.93%

(1)	Shares are believed to be held only as nominee.

(2)	Entity owned 25% or more of the outstanding shares of beneficial interest of the Class, and therefore may be presumed to “control” the Class, as that term is defined in the 1940 Act.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each have adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds. Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of March 31, 2011, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2011 Annual Reports. In addition, the unaudited financial statements for the Trust, as of September 30, 2011, including the notes thereto, are incorporated by reference from the Trust’s unaudited September 30, 2011 Semi-Annual Reports. The information for the semi-annual period ended September 30, 2011 includes all adjustments, consisting of normal recurring adjustments, that the Trust considers necessary for a fair presentation of such information.

PF000SAI_043012

PART C.	OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated December 15, 2010(13)
	(2)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated November 9, 2010(13)
	(3)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Total Return Fund IV dated February 7, 2011(16)
	(4)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets Corporate Bond Fund, PIMCO Senior Floating Rate Portfolio, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund dated February 28, 2011(14)
	(5)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Senior Floating Rate Fund dated February 7, 2011(16)
	(6)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(18)
	(7)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Low Duration Portfolio and the PIMCO Moderate Duration Portfolio(19)
	(8)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO RealRetirement® 2045 Fund dated November 8, 2011(20)
	(9)	Establishment and Designation of Additional Series of Shares of Beneficial Interest relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(22)
(b)		Amended and Restated By-Laws of Registrant dated December 15, 2010(13)
(c)		Not applicable
(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(3)
	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009(5)
(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund, and PIMCO Tax Managed Real Return Fund dated
August 11, 2009 (7)
	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(8)
	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS Strategy Fund and PIMCO CommoditiesPLUS Short Strategy Fund dated February 23, 2010(9)
(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund and PIMCO Funds: Private Account Portfolio Series FX Strategies Portfolio dated
August 17, 2010(11)
	(7)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to certain fee reductions dated October 1, 2010(12)

	(8)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund dated February 28, 2011(15)
	(9)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(18)
	(10)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Low Duration Portfolio and PIMCO Moderate Duration Portfolio dated August 16, 2011(19)
	(11)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(22)
	(12)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund dated December 1, 2010 (17)
	(13)	Sub-Advisory Agreement relating to the PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund dated October 13, 2006(8)
	(14)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund dated February 28, 2008(4)
	(15)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund dated November 10, 2008(6)
	(16)	Supplement to Sub-Advisory Agreement relating to the PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund dated August 16, 2011(20)
	(17)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to PIMCO RealRetirement® 2045 Fund dated November 8, 2011(20)
(e)	(1)	Amended and Restated Distribution Contract dated April 1, 2012(23)
(2)	Supplement to Distribution Contract relating to the PIMCO Funds: Private Account Portfolio Series Senior Floating Rate Portfolio, PIMCO Senior Floating Rate Fund, PIMCO Total Return Fund IV, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund dated
February 28, 2011 (16)
	(3)	Supplement to Distribution Contract relating to the PIMCO Low Duration Portfolio and PIMCO Moderate Duration Portfolio dated August 16, 2011(19)
(f)		Not Applicable
(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(6)
	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(6)
	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(9)
(h)	(1)	Second Amended and Restated Supervision and Administration Agreement dated April 1, 2012(23)
	(2)	Supplement to the Amended and Restated Supervision and Administration Agreement relating to PIMCO Funds: Private Account Portfolio Series – PIMCO Short-Term Floating NAV Portfolio III dated February 28, 2012(21)

	(3)	Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund dated February 23, 2009(6)
	(4)	Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated February 23, 2009(6)
	(5)	Amendment No. 1 to the Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated August 1, 2010(17)
	(6)	Second Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund for Class A, Class C and Class D Shares dated February 23, 2009(6)
	(7)	Fourth Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Multi-Asset Fund dated July 25, 2011(17)
	(8)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund dated July 25, 2011(17)
	(9)	Fee Waiver Agreement relating to the PIMCO High Yield Spectrum Fund dated August 27, 2010(11)
	(10)	Sixth Amended and Restated Fee Waiver Agreement relating to PIMCO RealRetirement 2010® Fund, PIMCO RealRetirement 2015® Fund, PIMCO RealRetirement 2020® Fund, PIMCO RealRetirement 2025® Fund, PIMCO RealRetirement 2030® Fund, PIMCO RealRetirement 2035® Fund, PIMCO RealRetirement 2040® Fund, PIMCO RealRetirement 2045® Fund and PIMCO RealRetirement 2050® Fund dated November 8, 2011(20)
	(11)	Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated February 14, 2011(17)
	(12)	Amended and Restated Expense Limitation Agreement dated February 23, 2009 (17)
	(13)	Amendment to Amended and Restated Expense Limitation Agreement dated February 23, 2010(17)
	(14)	Revised Schedules A and B to Amended and Restated Expense Limitation Agreement dated February 28, 2012(23)
	(15)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(1)
	(16)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(2)
	(17)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(9)
	(18)	PIMCO Cayman Commodity Fund IV Ltd. Appointment of Agent for Service of Process(9)
	(19)	PIMCO Cayman Commodity Fund VII, Ltd. Appointment of Agent for Service of Process(18)
	(20)	Transfer Agency and Service Agreement dated October 3, 2008(9)
	(21)	Amendment to the Transfer Agency and Service Agreement dated June 1, 2010(15)
	(22)	Amendment to the Transfer Agency and Service Agreement dated May 1, 2011(17)
(i)		Opinion and Consent of Counsel(23)
(j)		Consent of Independent Registered Public Accounting Firm(23)
(k)		Not Applicable
(l)		Not Applicable
(m)	(1)	Distribution and Servicing Plan for Class A Shares(6)
	(2)	Distribution and Servicing Plan for Class B Shares(6)
	(3)	Distribution and Servicing Plan for Class C Shares(6)
	(4)	Distribution and Servicing Plan for Class D Shares(23)
	(5)	Distribution and Servicing Plan for Administrative Class Shares(23)
	(6)	Amended and Restated Distribution Plan for Administrative Class Shares(6)
	(7)	Amended and Restated Administrative Services Plan for Administrative Class Shares(6)
	(8)	Distribution and Services Plan for Class R Shares(6)
	(9)	Form of Shareholder Servicing Agreement for Class P Shares(1)
	(10)	Form of Shareholder Servicing Agreement for Class M Shares (3)
(n)		Eleventh Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated April 1, 2012(23)

(p)	(1)	Revised Code of Ethics for the Registrant(15)
	(2)	Revised Code of Ethics for PIMCO(15)
	(3)	Form of Code of Ethics for Research Affiliates LLC(9)
	(4)	Revised Code of Ethics for PIMCO Investments LLC(15)
*		Power of Attorney(10)

(1)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 153 on April 13, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 165 on August 28, 2009, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 173 on May 12, 2010, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 177 on July 27, 2010, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 178 on August 30, 2010, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 181 on November 3, 2010, and incorporated by reference herein.
(13)	Filed with Post-Effective Amendment No. 183 on February 11, 2011, and incorporated by reference herein.
(14)	Filed with Amendment No. 243 on March 8, 2011, and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 187 on March 18, 2011, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 191 on April 19, 2011, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 210 on July 28, 2011, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 213 on August 17, 2011, and incorporated by reference herein.

(19)	Filed with Amendment No. 279 on August 30, 2011, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 222 on January 30, 2012, and incorporated by reference herein.
(21)	Filed with Amendment No. 292 on March 6, 2012, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 226 on March 7, 2012, and incorporated by reference herein.
(23)	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO CommodityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS Short Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund IV Ltd. (“CPSS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPSS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS Short Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Inflation Response Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VII, Ltd. (“IRMA Subsidiary”), a company organized under the laws of the Cayman Islands. The IRMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Inflation Response Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 183 on February 11, 2011.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of the Investment Adviser

The directors and executive officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections
Amey, Mike	Managing Director, PIMCO
Arnold, Tammie J.	Managing Director, PIMCO
Baker, Brian P.	Managing Director, PIMCO; Director, PIMCO Asia Pte Ltd. and PIMCO Asia Limited (Hong Kong)
Balls, Andrew T.	Managing Director, PIMCO
Benz II, William R.	Managing Director, PIMCO

Name	Business and Other Connections
Bhansali, Vineer	Managing Director, PIMCO
Bodereau, Philippe	Managing Director, PIMCO
Bosomworth, Andrew	Managing Director, PIMCO
Bridwell, Jennifer S	Managing Director, PIMCO
Callin, Sabrina C.	Managing Director, PIMCO; Acting Head of PIMCO Advisory; and Vice President, StocksPLUS Management, Inc.
Cupps, Wendy W.	Managing Director, PIMCO
Dada, Suhail H.	Managing Director, PIMCO
Dawson, Craig A.	Managing Director, PIMCO; Director, PIMCO Europe Ltd.
De Leon, Bill	Managing Director, PIMCO
Dialynas, Chris P.	Managing Director, PIMCO
Durham, Jennifer E.	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
El-Erian, Mohamed A.	Managing Director, Chief Executive Officer and Co- Chief Investment Officer, PIMCO. Senior Vice President, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly President and CEO of Harvard Management Co.
Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Gomez, Michael	Managing Director, PIMCO
Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT
Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Trustee, Chairman and President of the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Trustee, Chairman and Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II
Hodge, Douglas M.	Managing Director and Chief Operating Officer, PIMCO; Trustee and Senior Vice President, the Trust, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Senior Vice President, PIMCO Equity Series and PIMCO Equity Series VIT. Director and Vice President, StocksPLUS Management Inc.; Director, PIMCO Europe Ltd., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd, PIMCO Japan Ltd. and PIMCO Asia Limited (Hong Kong)
Holden, Brent L.	Managing Director, PIMCO
Hong, Ki Myung	Managing Director, PIMCO. Formerly, Vice Chairman of Asia Pacific, Bank of America Merrill Lynch
Ivascyn, Daniel J.	Managing Director, PIMCO
Jacobs IV, Lew W.	Managing Director, PIMCO

Name	Business and Other Connections
Kashkari, Neel T.	Managing Director, PIMCO. Trustee and President, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly Interim Assistant Secretary for Financial Stability, Assistant Secretary for International Economics and Senior Advisor to Secretary Paulson, United States Department of Treasury
Kiesel, Mark R.	Managing Director, PIMCO
Lahr, Chuck	Managing Director, PIMCO
Lown, David C.	Managing Director, PIMCO
Masanao, Tomoya	Managing Director, PIMCO
Mather, Scott A.	Managing Director, PIMCO
Mattu, Ravi K.	Managing Director, PIMCO. Formerly, Head of Research and Strategy, Citadel Securities.
McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited
Mead, Robert	Managing Director, PIMCO
Mewbourne, Curtis A.	Managing Director, PIMCO
Miller, John M.	Managing Director, PIMCO
Mogelof, Eric	Managing Director, PIMCO
Moore, James F.	Managing Director, PIMCO
Ongaro, Douglas J.	Managing Director, PIMCO
Otterbein, Thomas J.	Managing Director, PIMCO
Parikh, Saumil H.	Managing Director, PIMCO
Ravano, Emanuele	Managing Director, PIMCO
Rodosky, Stephen A.	Managing Director, PIMCO
Seidner, Marc Peter	Managing Director, PIMCO
Short, Jonathan D.	Managing Director, PIMCO
Simon, W Scott	Managing Director, PIMCO
Stracke, Christian	Managing Director, PIMCO.
Strelow, Peter G.	Managing Director, PIMCO
Takano, Makoto	Managing Director, PIMCO; Director and President, PIMCO Japan Ltd
Wang, Qi	Managing Director, PIMCO
Wilson, Susan L.	Managing Director, PIMCO
Worah, Mihir P.	Managing Director, PIMCO

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Asset Management of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer
Hsu, Jason	Chief Investment Officer
Sherrerd, Katrina F.	Chief Operating Officer
Brightman, Christopher	Director, Head of Investment Management

Harkins, Daniel M.	Chief Legal & Compliance Officer; Associate Director, Investment Operations
Larsen, Michael	Director, Affiliate Relations
Li, Feifei	Director, Head of Research
West, John	Director, Product Specialist & Head of U.S. Institutional Group

The address of Research Affiliates LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 32.	Principal Underwriter

(a)	PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)	The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Short, Jonathan D.	Chairman	None
Sutherland, Eric M.	President	None
Bishop, Gregory A.	Head of Business Management	None
Martin, Colleen M.	Chief Financial Officer and Financial and Operations Principal	None
Ludwig, Steven C.	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Ratner, Joshua D.	Chief Legal Officer	None
Ongaro, Douglas J.	Senior Vice President	None
Wolf, Greggory S.	Vice President	Vice President
Plump, Steven B.	Vice President	None
Johnson, Eric D.	Vice President	Vice President

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33.	Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, PA 19426, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105, Boston Financial Data Services, Inc., P.O. Box 55060, Boston, Massachusetts 02205-8050, Boston Financial Data Services, c/o Recall North America, 5 Beeman Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 175 Bearfoot Road, Northborough, MA 01532, Boston Financial Data Services, c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120, and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34.	Management Services

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 228 to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 228 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 30th day of April, 2012:

PIMCO FUNDS
(Registrant)

By:
Brent R. Harris*, President

*By:	/s/ BRENDAN C. FOX
Brendan C. Fox
as attorney-in fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Brent R. Harris*	Trustee	April 30, 2012
William J. Popejoy*	Trustee	April 30, 2012
Vern O. Curtis*	Trustee	April 30, 2012
E. Philip Cannon*	Trustee	April 30, 2012
J. Michael Hagan*	Trustee	April 30, 2012
Douglas M. Hodge*	Trustee	April 30, 2012
Ronald C. Parker*	Trustee	April 30, 2012
Brent R. Harris*	President (Principal Executive Officer)	April 30, 2012
John P. Hardaway*	Treasurer (Principal Financial and Accounting Officer)	April 30, 2012

*By:	/s/ BRENDAN C. FOX
Brendan C. Fox as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 177 to Registration Statement No. 33-12113 on July 27, 2010.

EXHIBIT LIST

(e)	(1)	Amended and Restated Distribution Contract dated April 1, 2012

(h)	(1)	Second Amended and Restated Supervision and Administration Agreement dated April 1, 2012

(h)	(14)	Revised Schedules A and B to Amended and Restated Expense Limitation Agreement dated February 28, 2012

(i)		Opinion and Consent of Counsel

(j)		Consent of Independent Registered Public Accounting Firm

(m)	(4)	Distribution and Servicing Plan for Class D Shares

(m)	(5)	Distribution and Servicing Plan for Administrative Class Shares

(n)		Eleventh Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated April 1, 2012